UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04661

Exact name of registrant as specified in charter:	Prudential Global Total Return Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2016

Date of reporting period:	10/31/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential Global Total Return Fund, Inc.

ANNUAL REPORT	OCTOBER 31, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

•

The Fund outpaced the Bloomberg Barclays Global Aggregate Bond Index because of effective management of duration and yield curve positioning, as well as strong sector allocation and security selection. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

•

In terms of sector allocation, the Fund benefited from positioning in emerging markets sovereign bonds and structured products, including non-agency mortgages, asset-backed securities, and commercial mortgage-backed securities.

•	The Fund’s foreign currency positioning detracted from relative performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential Global Total Return Fund, Inc. informative and useful. The report covers performance for the 12-month period that ended October 31, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Global Total Return Fund, Inc.

December 15, 2016

Prudential Global Total Return Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	6.60	15.83	75.36	—
Class B	5.82	11.61	62.76	—
Class C	5.82	11.78	64.99	—
Class Q	6.90	N/A	N/A	17.27 (2/3/12)
Class Z	6.83	17.37	79.67	—
Bloomberg Barclays Global Aggregate Bond Index	5.59	4.57	46.15	—
Lipper Global Income Funds Average*	4.71	10.44	49.66	—
Lipper Custom Global Income Funds Average*	4.62	8.25	47.86	—

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	5.08	3.22	5.75	—
Class B	4.40	3.20	5.44	—
Class C	8.40	3.41	5.59	—
Class Q	10.31	N/A	N/A	4.07 (2/3/12)
Class Z	10.43	4.45	6.50	—
Bloomberg Barclays Global Aggregate Bond Index	8.83	1.74	4.26	—
Lipper Global Income Funds Average*	6.96	2.58	4.36	—
Lipper Custom Global Income Funds Average*	7.24	2.26	4.29	—

*The Lipper Custom Global Income Funds Average consists only of un-hedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe, although Lipper classifies the Fund in the Global Income Funds Performance Universe. The Lipper Custom Global Income Funds Average is utilized because the Fund’s manager believes that the funds included in this Universe provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 10/31/16
	One Year %	Five Years %	Ten Years %	Since Inception %
Class A	1.80	2.04	5.29	—
Class B	0.82	2.05	4.99	—
Class C	4.82	2.25	5.13	—
Class Q	6.90	N/A	N/A	3.41% (2/3/12)
Class Z	6.83	3.26	6.03	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/16
	One Year %	Five Years %	Ten Years %	Since Inception %
Class A	6.60	2.98	5.78	—
Class B	5.82	2.22	4.99	—
Class C	5.82	2.25	5.13	—
Class Q	6.90	N/A	N/A	3.41% (2/3/12)
Class Z	6.83	3.26	6.03	—

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc. (Class A shares) with a similar investment in the Bloomberg Barclays Global Aggregate

Prudential Global Total Return Fund, Inc.	5

Your Fund’s Performance (continued)

Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (October 31, 2006) and the account values at the end of the current fiscal year (October 31, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	4.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.25%	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Bloomberg Barclays Global Aggregate Bond Index—The Bloomberg Barclays Global Aggregate Bond Index is an unmanaged index of global investment-grade fixed income markets. The three major components of this index are the US Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes euro dollar and euroyen corporate bonds, Canadian government, and agency and corporate securities. The cumulative total return for the Index measured from the month-end closest to the inception date through 10/31/16 is 3.97% for Class Q shares. The average annual total return for the Index measured from the month-end closest to the inception date through 9/30/16 is 1.45% for Class Q shares.

Lipper Global Income Funds Average—The Lipper Global Income Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Global Income Funds category for the periods noted. Funds in the Lipper Average invest primarily in US dollar and non-US dollar debt securities of issuers located in at least three countries, one of which may be the United States. The cumulative total return for the Lipper Average measured from the month-end closest to the inception date through 10/31/16 is 8.83% for Class Q shares. The average annual total return for the Lipper Average measured from the month-end closest to the inception date through 9/30/16 is 2.10% for Class Q shares.

Lipper Custom Global Income Funds Average—The Lipper Custom Global Income Funds Average (Lipper Custom Average) consists only of unhedged funds within Lipper’s Global Income Funds Universe and not the entire Global Income Funds Universe, although Lipper classifies the Fund in the Global Income Funds Performance Universe. The cumulative total return for the Lipper Custom Average measured from the month-end closest to the inception date through 10/31/16 is 6.65% for Class Q shares. The average annual total return for the Lipper Custom Average measured from the month-end closest to the inception date through 9/30/16 is 1.72% for Class Q shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Index and the Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

Prudential Global Total Return Fund, Inc.	7

Your Fund’s Performance (continued)

Distributions and Yields as of 10/31/16
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.23	1.83	1.60
Class B	0.18	1.17	0.93
Class C	0.18	1.17	0.93
Class Q	0.26	2.19	2.03
Class Z	0.25	2.15	1.90

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements).

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses.

Credit Quality expressed as a percentage of total investments as of 10/31/16 (%)
AAA	23.7
AA	14.7
A	15.3
BBB	22.6
BB	12.8
B	5.3
CCC	0.5
Not Rated	5.8
Cash/Cash Equivalents	–0.7
Total	100.0

Source: PGIM, Inc.

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), Standard & Poor’s (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Global Total Return Bond Fund, Inc.’s Class A shares returned 6.60% during the 12-month period ended October 31, 2016, outperforming the 5.59% return of the Bloomberg Barclays Global Aggregate Bond Index (the Index) and the 4.62% return of the Lipper Custom Global Income Funds Average.

What were market conditions?

•

During the fourth quarter of 2015, the global fixed income markets reflected investor uncertainty about weaker worldwide economic growth, the direction of central bank monetary policy, US dollar strength, and steep declines in energy and commodity prices. In the US during December, the Federal Reserve (Fed) raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. Also in March, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016. (A dovish tone generally implies lower interest rates.) Emerging markets currencies appreciated versus the US dollar on the Fund’s more dovish stance, as well as negative interest rates and quantitative easing by the European Central Bank and Bank of Japan.

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter, global central bank monetary policies remained accommodative, providing support to the fixed income markets. Credit spreads narrowed amid stability in energy prices as well as a general search for yield in the low-interest-rate environment. (Credit spreads are differences in yield between government bonds and debt securities of comparable maturity but lower credit quality.)

•

During October, interest rates in developed countries rose as investors contemplated potential shifts in monetary policy from the central banks of Germany, Japan, Brazil, and India, along with better-than-expected UK economic data. In the US, economic conditions improved, indicating the Fed might raise rates at its December policy meeting.

Prudential Global Total Return Fund, Inc.	9

Strategy and Performance Overview (continued)

US employment increased and hourly wages accelerated, while the unemployment rate ticked down. The third-quarter US gross domestic product (GDP) grew at an annual rate of 2.9%, rebounding from three consecutive quarters of weak growth. The US dollar strengthened against many global currencies.

What worked?

•

During the reporting period, the Fund’s sector allocation emphasized global spread sectors, rather than government bond sectors. Spread sectors are corporate bonds, emerging markets debt, and other types of debt securities that provide extra yield (spread) over similar-duration government bond sectors to compensate for the greater credit risk associated with investing in them. More specifically, the Fund benefited from its positioning in emerging markets sovereign bonds and structured products, including non-agency mortgage-backed securities, asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). An overweight position and security selection in high yield corporate bonds were also positive.

•

Management of duration and yield curve-positioning bolstered the Fund’s performance versus the Index. Duration is a measure of the interest rate sensitivity of a bond portfolio or individual debt securities that is expressed as a number of years. The longer the duration, the greater the potential risk or reward when interest rates move. During the period, the Fund’s long-duration positions in US and European government bonds contributed most positively to returns. In addition, a curve flattening position in European interest rates was advantageous.

•	Within emerging markets debt, the Fund was helped by overweight positions in Brazil, South Africa, Poland, and Singapore.

•	Within its foreign currency positioning, underweights in the euro, UK pound, and South African rand added to the Fund’s results.

What didn’t work?

•

Foreign currency positioning overall was the largest detractor from Fund returns, particularly during the first half of 2016 as the performance of world currencies was dominated by the results of the Brexit vote, monetary policy decisions by global central banks, and the rebound in commodity prices. More specifically, the Fund was hurt by its overweights in the New Zealand dollar, Swedish krona, Mexican peso, and Norwegian kroner. An underweight in the Brazilian real also had a negative impact on results.

•	Positioning in developed markets investment-grade corporate bonds and US Treasury securities detracted from performance during the period.

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Did the Fund hold derivatives and how did they affect performance?

•	During the reporting period, the Fund used interest rate futures and swaps to help manage duration and yield curve exposure. These positions had a positive impact on performance.

•	In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

PGIM Fixed Income holds a broadly positive view of spread sectors and therefore, the Fund continues to have exposure to high yield corporate bonds, bank loans, investment-grade corporate bonds, emerging markets debt, and structured products, such as CMBS and ABS.

•	The Fund remains overweight in the debt of European “peripheral” countries and a select group of emerging market issuers, with its investments concentrated in sovereign bonds.

•

In terms of its foreign currency positioning, the Fund is overweight the US dollar and underweight the euro, UK pound, and Swiss franc. The Fund also maintains small allocations, both underweight and overweight, in emerging markets and commodity-related currencies. More specifically, the Fund was overweight the Brazilian real, Indian rupee, Indonesian rupiah, and Thai baht at the end of the period. It was underweight the Philippine peso, Singapore dollar, and Swedish krona.

•

Regarding high yield corporate bonds, PGIM Fixed Income believes demand for the asset class continues to be supported by a thirst for yield amid low interest rates. Outside the energy and basic materials sectors, default rates are expected to remain benign through 2018. Mergers and acquisitions, which have generally been positive for high yield credits, may increase during a Republican administration.

•

As credit spreads in the credit card and automobile sectors remain tight, PGIM Fixed Income sees compelling relative value in the wider spreads of fundamentally sound non-Index sectors, such as unsecured consumer loan senior debt and auto fixed-rate revolving senior debt.

•

Within CMBS, PGIM Fixed Income expects new issue supply to remain heavy in November in advance of the winter holidays and the risk retention rules which will be implemented on December 24th, and it continues to find value in high-quality securities of new-issue conduit deals. (Conduit deals are collateralized by a pool of approximately 50 to 100 fixed rate commercial mortgage loans that are fairly well diversified by loan size, geographic location, and property type.)

•	PGIM Fixed Income has a constructive view of investment-grade corporate bonds, although the Fund maintained an underweight position at the end of the period. Within

Prudential Global Total Return Fund, Inc.	11

Strategy and Performance Overview (continued)

financials, PGIM Fixed Income continues to favor US money center banks given past federal government regulation significantly reducing credit risk and bolstered by third-quarter earnings which were generally solid. As higher-quality industrial companies continue to take on debt and consolidation remains a concern, PGIM Fixed Income is focusing on names for which such an “event” has passed. The Fund is generally biased toward US-centric issuers rather than multinational companies or exporters, which could be vulnerable to a strong US dollar and weaker global growth.

•	The Fund remains underweight in government-related sectors, including US Treasuries, agency bonds, and agency mortgage-backed securities, at the end of the period.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2016, at the beginning of the period, and held through the six-month period ended October 31, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your

Prudential Global Total Return Fund, Inc.	13

Fees and Expenses (continued)

Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Global Total Return Fund, Inc.		Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,004.90	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.46	0.93%	$4.72
Class B	Actual	$1,000.00	$1,001.20	1.68%	$8.45
	Hypothetical	$1,000.00	$1,016.69	1.68%	$8.52
Class C	Actual	$1,000.00	$1,001.10	1.68%	$8.45
	Hypothetical	$1,000.00	$1,016.69	1.68%	$8.52
Class Q	Actual	$1,000.00	$1,006.50	0.60%	$3.03
	Hypothetical	$1,000.00	$1,022.12	0.60%	$3.05
Class Z	Actual	$1,000.00	$1,007.60	0.68%	$3.43
	Hypothetical	$1,000.00	$1,021.72	0.68%	$3.46

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2016, and divided by the 366 days in the Fund’s fiscal year ended October 31, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annual expense ratios for the 12-month period ended October 31, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	1.14	0.97
B	1.89	1.72
C	1.89	1.72
Q	0.76	0.59
Z	0.89	0.72

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Global Total Return Fund, Inc.	15

Portfolio of Investments

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
LONG-TERM INVESTMENTS 97.2%

FOREIGN BONDS 53.2%

Argentina 0.4%
Argentine Republic Government International Bond,
Sr. Unsec’d. Notes, 144A	6.875%		04/22/21		270	$292,140
Sr. Unsec’d. Notes, RegS	6.875		04/22/21		850	919,700
Provincia de Buenos Aires, Sr. Unsec’d. Notes, 144A	9.950		06/09/21		900	1,026,000

						2,237,840

Australia 0.1%
BHP Billiton Finance USA Ltd., Gtd. Notes, 144A	6.750	(a)	10/19/75		610	690,825
New South Wales Treasury Corp., Series 24, Local Gov’t. Gtd. Notes	5.000		08/20/24	AUD	200	180,788

						871,613

Austria 0.3%
Austria Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN, RegS	5.000		12/20/24	CAD	2,000	1,819,041
Sr. Unsec’d. Notes, 144A, MTN, RegS	5.375		12/01/34	CAD	100	96,521

						1,915,562

Belgium 0.8%
Belgium Government International Bond,
Sr. Unsec’d. Notes, RegS	9.375		02/21/20	GBP	802	1,244,533
Unsec’d. Notes, 144A, RegS	8.875		12/01/24		500	733,597
Unsec’d. Notes, MTN	5.000		04/24/18	GBP	2,000	2,601,647
Unsec’d. Notes, MTN	5.700		05/28/32	GBP	150	261,657

						4,841,434

Brazil 1.4%
Brazilian Government International Bond,
Sr. Unsec’d. Notes	2.875		04/01/21	EUR	1,000	1,127,899
Sr. Unsec’d. Notes	4.875		01/22/21		500	529,000
Unsec’d. Notes	11.000		06/26/17	EUR	2,744	3,217,374
Brazilian Loan Trust I, First Lien, RegS	5.477		07/24/23		1,708	1,720,588
JBS USA LLC/JBS USA Finance, Inc.,
Gtd. Notes, 144A (original cost $545,000; purchased 05/20/15)(b)(c)	5.750		06/15/25		545	534,100
Gtd. Notes, 144A (original cost $175,275; purchased 12/08/11)(b)(c)	7.250		06/01/21		190	194,750
Minerva Luxembourg SA, Gtd. Notes, 144A	12.250		02/10/22		200	216,000
Petrobras Global Finance BV, Gtd. Notes	3.750		01/14/21	EUR	1,050	1,133,775

						8,673,486

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	17

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Bulgaria 0.6%
Bulgaria Government International Bond,
Sr. Unsec’d. Notes, RegS	2.950%		09/03/24	EUR	810	$984,768
Sr. Unsec’d. Notes, RegS	4.250		07/09/17	EUR	500	564,433
Unsec’d. Notes, GMTN, RegS	2.625		03/26/27	EUR	1,000	1,173,116
Unsec’d. Notes, GMTN, RegS	3.125		03/26/35	EUR	1,000	1,126,626

						3,848,943

Canada 1.3%
Agrium, Inc., Sr. Unsec’d. Notes	6.125		01/15/41		25	29,820
Barrick Gold Corp., Sr. Unsec’d. Notes	5.250		04/01/42		35	38,326
Barrick North America Finance LLC, Gtd. Notes	5.700		05/30/41		45	51,470
Barrick PD Australia Finance Pty. Ltd., Gtd. Notes	5.950		10/15/39		50	57,512
Canadian Government Bond,
Unsec’d. Notes	1.750		09/01/19	CAD	600	462,071
Unsec’d. Notes(d)	4.000		06/01/41	CAD	650	687,397
Canadian Pacific Railway Co., Sr. Unsec’d. Notes	6.500		05/15/18		77	82,558
City of Vancouver, Unsec’d. Notes	4.500		06/01/20	CAD	200	165,526
Hydro-Quebec, Local Gov’t.
Gtd. Notes	8.050		07/07/24		500	676,736
Gtd. Notes	8.625		06/15/29		600	918,268
Municipal Finance Authority of British Columbia, Unsec’d. Notes	4.450		06/01/20	CAD	2,100	1,736,426
Province of Alberta, Sr. Unsec’d. Notes, 144A	2.050		08/17/26		400	386,064
Province of British Columbia,
Unsec’d. Notes	3.200		06/18/44	CAD	200	161,197
Unsec’d. Notes	7.875		11/30/23	CAD	352	361,511
Province of Manitoba, Unsec’d. Notes	2.450		06/02/25	CAD	220	168,913
Province of Quebec,
Unsec’d. Notes	7.125		02/09/24		1,000	1,295,534
Unsec’d. Notes, MTN	7.140	(a)	02/27/26		430	578,013

						7,857,342

Cayman Islands 0.1%
Cayman Islands Government Bond, Sr. Unsec’d. Notes, RegS	5.950		11/24/19		500	560,000

Chile 0.1%
Chile Government International Bond,
Sr. Unsec’d. Notes	1.625		01/30/25	EUR	100	118,613
Sr. Unsec’d. Notes	1.750		01/20/26	EUR	240	287,215
Sr. Unsec’d. Notes	1.875		05/27/30	EUR	100	120,204

						526,032

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

China 0.1%
Sinopec Group Overseas Development 2015 Ltd., Gtd. Notes, 144A	2.500%	04/28/20		500	$507,815

Colombia 1.1%
Colombia Government International Bond,
Sr. Unsec’d. Notes	4.000	02/26/24		1,000	1,040,000
Sr. Unsec’d. Notes	8.375	02/15/27		2,175	2,675,250
Sr. Unsec’d. Notes	10.375	01/28/33		200	310,000
Sr. Unsec’d. Notes	11.750	02/25/20		715	926,998
Sr. Unsec’d. Notes, EMTN	3.875	03/22/26	EUR	1,480	1,819,801
Pacific Exploration & Production Corp., Gtd. Notes, 144A(e)	5.375	01/26/19		200	40,000

					6,812,049

Croatia 0.2%
Croatia Government International Bond, Sr. Unsec’d. Notes, RegS	3.875	05/30/22	EUR	1,000	1,184,599

Cyprus 1.5%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, 144A, EMTN, RegS	4.625	02/03/20	EUR	4,197	4,982,771
Sr. Unsec’d. Notes, EMTN, RegS	3.750	07/26/23	EUR	900	1,019,101
Sr. Unsec’d. Notes, EMTN, RegS	4.250	11/04/25	EUR	325	380,050
Unsec’d. Notes, EMTN, RegS	3.875	05/06/22	EUR	2,500	2,861,793

					9,243,715

Denmark 0.3%
Denmark Government Bond,
Unsec’d. Notes	1.750	11/15/25	DKK	3,520	587,767
Unsec’d. Notes	3.000	11/15/21	DKK	3,000	514,021
Unsec’d. Notes	4.500	11/15/39	DKK	1,800	471,659

					1,573,447

Dominican Republic 0.5%
Dominican Republic International Bond,
Sr. Unsec’d. Notes, RegS	7.500	05/06/21		2,500	2,750,500
Sr. Unsec’d. Notes, RegS	9.040	01/23/18		197	204,605

					2,955,105

Finland 0.2%
Finland Government International Bond,
Sr. Unsec’d. Notes	6.950	02/15/26		600	808,148

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	19

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Finland (cont’d.)
Finland Government International Bond, (cont’d.)
Sr. Unsec’d. Notes, EMTN	2.250%		01/18/17	SEK	5,000	$556,833

						1,364,981

France 1.2%
Caisse d’Amortissement de la Dette Sociale, Sr. Unsec’d. Notes, EMTN	4.450		10/26/18	CAD	700	552,982
CNP Assurances, Sub. Notes, RegS	4.500	(a)	06/10/47	EUR	1,500	1,700,148
ContourGlobal Power Holdings SA, Sr. Sec’d. Notes, 144A(b)	5.125		06/15/21	EUR	505	580,422
Credit Agricole Assurances SA, Sub. Notes, RegS	4.250	(a)	01/29/49	EUR	2,000	2,176,299
Dexia Credit Local SA,
Gov’t. Liquid Gtd. Notes, 144A	1.875		09/15/21		1,000	989,306
Gov’t. Liquid Gtd. Notes, EMTN, RegS	1.125		02/24/19	GBP	400	492,138
France Government Bond OAT,
Unsec’d. Notes, RegS	0.500		05/25/26	EUR	350	387,384
Unsec’d. Notes, RegS(d)	1.750		11/25/24	EUR	300	371,793

						7,250,472

Germany 1.1%
Bundesrepublik Deutschland, Unsec’d. Notes, RegS	2.500		08/15/46	EUR	1,205	1,919,627
Douglas GmbH, Sr. Sec’d. Notes, RegS	6.250		07/15/22	EUR	750	897,415
IHO Verwaltungs GmbH,
First Lien, PIK, 144A	3.750		09/15/26	EUR	465	504,117
Sr. Sec’d. Notes, PIK, 144A	3.250		09/15/23	EUR	480	534,890
KFW, Gov’t. Gtd. Notes	4.700		06/02/37	CAD	179	168,984
Techem Energy Metering Service GmbH & Co. KG, Sec’d. Notes, 144A, MTN	7.875		10/01/20	EUR	275	314,984
Techem GmbH, Sr. Sec’d. Notes, 144A	6.125		10/01/19	EUR	500	566,716
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH,
Sr. Sec’d. Notes, 144A	5.500		09/15/22	EUR	365	420,979
Sr. Sec’d. Notes, RegS	4.000		01/15/25	EUR	350	396,701
Volkswagen International Finance NV, Gtd. Notes, RegS	3.750	(a)	03/29/49	EUR	1,000	1,116,966

						6,841,379

Greece 1.5%
Hellenic Republic Government Bond,
Sr. Unsec’d. Notes, 144A, RegS	3.375		07/17/17	EUR	1,500	1,624,242
Sr. Unsec’d. Notes, 144A, RegS	4.750		04/17/19	EUR	7,060	7,129,992

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Greece (cont’d.)
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes, EMTN(b)	3.800%	08/08/17	JPY	60,000	$546,362

					9,300,596

Hungary 2.3%
Hungary Government Bond,
Unsec’d. Notes	3.000	10/27/27	HUF	300,000	1,063,223
Unsec’d. Notes	5.500	12/20/18	HUF	100,000	390,545
Hungary Government International Bond,
Sr. Unsec’d. Notes	2.110	10/26/17	JPY	100,000	952,443
Sr. Unsec’d. Notes	4.000	03/25/19		332	346,940
Sr. Unsec’d. Notes	5.375	02/21/23		2,850	3,234,180
Sr. Unsec’d. Notes	5.750	11/22/23		2,350	2,741,862
Sr. Unsec’d. Notes	6.250	01/29/20		3,200	3,584,000
Sr. Unsec’d. Notes	6.375	03/29/21		530	611,435
Sr. Unsec’d. Notes, RegS	5.750	06/11/18	EUR	500	597,684
MFB Magyar Fejlesztesi Bank Zrt, Gov’t. Gtd. Notes, RegS	6.250	10/21/20		400	450,420

					13,972,732

Iceland 0.9%
Iceland Government International Bond, Unsec’d. Notes, RegS	5.875	05/11/22		4,725	5,538,314

India 0.1%
Export-Import Bank of India, Sr. Unsec’d. Notes, EMTN, RegS	5.760	04/05/18	AUD	1,000	778,286

Indonesia 1.9%
Indonesia Government International Bond,
Sr. Unsec’d. Notes, 144A	3.375	07/30/25	EUR	2,300	2,729,462
Sr. Unsec’d. Notes, 144A, MTN	3.750	06/14/28	EUR	1,200	1,413,904
Sr. Unsec’d. Notes, MTN, RegS	2.625	06/14/23	EUR	2,500	2,849,580
Sr. Unsec’d. Notes, MTN, RegS	2.875	07/08/21	EUR	546	637,674
Sr. Unsec’d. Notes, MTN, RegS	3.750	06/14/28	EUR	2,020	2,380,072
Majapahit Holding BV, Gtd. Notes, RegS	7.750	01/20/20		800	916,000
Pertamina Persero PT, Sr. Unsec’d. Notes, 144A, MTN	4.300	05/20/23		500	518,202

					11,444,894

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	21

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Ireland 0.3%
CRH America, Inc., Gtd. Notes	8.125%	07/15/18		110	$121,771
Ireland Government Bond, Unsec’d. Notes, RegS	2.400	05/15/30	EUR	1,200	1,552,588

					1,674,359

Italy 2.3%
Cassa Depositi e Prestiti SpA, Sr. Unsec’d. Notes, EMTN, RegS	4.750	06/18/19	EUR	500	600,489
Italy Buoni Poliennali Del Tesoro,
Sr. Unsec’d. Notes	0.650	10/15/23	EUR	2,000	2,129,359
Sr. Unsec’d. Notes	6.500	11/01/27	EUR	2,695	4,361,442
Unsec’d. Notes	2.000	12/01/25	EUR	2,810	3,206,691
Italy Government International Bond,
Sr. Unsec’d. Notes, EMTN	5.200	07/31/34	EUR	250	373,948
Sr. Unsec’d. Notes, EMTN, RegS	5.250	12/07/34	GBP	572	849,698
Sr. Unsec’d. Notes, EMTN, RegS	6.000	08/04/28	GBP	461	701,670
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		590	700,142
Onorato Armatori SpA, Sr. Sec’d. Notes, 144A	7.750	02/15/23	EUR	450	468,055
Telecom Italia SpA, Sr. Unsec’d. Notes, EMTN	5.875	05/19/23	GBP	500	687,815

					14,079,309

Japan 2.1%
Japan Finance Organization for Municipalities,
Gov’t. Gtd. Notes, EMTN	5.750	08/09/19	GBP	400	553,569
Sr. Unsec’d. Notes, EMTN, RegS	1.500	09/12/17		1,000	1,000,829
Sr. Unsec’d. Notes, MTN, RegS	2.500	09/12/18		2,000	2,032,858
Japan Government Twenty Year Bond,
Sr. Unsec’d. Notes	0.200	06/20/36	JPY	450,000	4,148,865
Sr. Unsec’d. Notes	0.400	03/20/36	JPY	100,000	959,359
Sr. Unsec’d. Notes(f)	1.400	09/20/34	JPY	145,000	1,652,173
Sr. Unsec’d. Notes	1.500	06/20/34	JPY	50,000	577,963
Sr. Unsec’d. Notes	1.800	12/20/31	JPY	148,000	1,761,422

					12,687,038

Lithuania 0.6%
Lithuania Government International Bond,
Sr. Unsec’d. Notes, RegS	6.125	03/09/21		2,100	2,443,875
Sr. Unsec’d. Notes, RegS	6.625	02/01/22		200	242,250
Sr. Unsec’d. Notes, RegS	7.375	02/11/20		545	641,193

					3,327,318

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Macedonia 0.1%
Macedonia Government International Bond, Sr. Unsec’d. Notes, 144A	3.975%		07/24/21	EUR	500	$555,052

Mexico 4.0%
Cemex Finance LLC,
First Lien, RegS	9.375		10/12/22		750	819,375
Sr. Sec’d. Notes, 144A	9.375		10/12/22		575	628,188
Mexican Bonos,
Sr. Unsec’d. Notes	8.000		06/11/20	MXN	79,000	4,472,739
Sr. Unsec’d. Notes	8.500		12/13/18	MXN	7,000	392,163
Mexico Government International Bond,
Sr. Unsec’d. Notes	1.375		01/15/25	EUR	1,000	1,062,837
Sr. Unsec’d. Notes	1.875		02/23/22	EUR	1,400	1,596,112
Sr. Unsec’d. Notes	2.750		04/22/23	EUR	2,075	2,488,907
Sr. Unsec’d. Notes	4.000		03/15/2115	EUR	450	446,073
Sr. Unsec’d. Notes, EMTN	2.375		04/09/21	EUR	100	116,747
Sr. Unsec’d. Notes, EMTN	5.625		03/19/2114	GBP	200	267,249
Sr. Unsec’d. Notes, GMTN	1.625		03/06/24	EUR	400	444,152
Sr. Unsec’d. Notes, GMTN	3.000		03/06/45	EUR	500	517,592
Sr. Unsec’d. Notes, GMTN	4.250		07/14/17	EUR	2,984	3,358,904
Sr. Unsec’d. Notes, GMTN	5.500		02/17/20	EUR	100	126,706
Sr. Unsec’d. Notes, GMTN	6.750		02/06/24	GBP	840	1,286,542
Sr. Unsec’d. Notes, GMTN	11.000		05/08/17	ITL	250,000	149,049
Petroleos Mexicanos,
Gtd. Notes, EMTN, RegS	1.875		04/21/22	EUR	520	551,567
Gtd. Notes, EMTN, RegS	3.750		03/15/19	EUR	1,900	2,180,114
Gtd. Notes, EMTN, RegS	5.125		03/15/23	EUR	2,100	2,564,630
Gtd. Notes, EMTN, RegS	8.250		06/02/22	GBP	206	304,478
Gtd. Notes, MTN	3.500		07/23/20		330	331,155
Gtd. Notes, MTN	4.250		01/15/25		200	192,500

						24,297,779

Netherlands 1.6%
ABN AMRO Bank NV, Sub. Notes, 144A	4.750		07/28/25		1,400	1,470,686
ASR Nederland NV, Sub. Notes, RegS	5.125	(a)	09/29/45	EUR	675	792,854
Bank Nederlandse Gemeenten NV,
Sr. Unsec’d. Notes	5.150		03/07/25	CAD	1,000	907,016
Sr. Unsec’d. Notes, EMTN	0.500		03/03/21	NZD	2,000	1,258,785
Sr. Unsec’d. Notes, EMTN	0.500		05/12/21	ZAR	10,000	506,669
Sr. Unsec’d. Notes, EMTN	7.000		12/09/21	AUD	2,000	1,777,571
Sr. Unsec’d. Notes, EMTN, RegS	0.500		06/07/22	ZAR	10,000	461,731
Sr. Unsec’d. Notes, MTN	5.500		05/23/22	AUD	338	294,116

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	23

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Netherlands (cont’d.)
Bank Nederlandse Gemeenten NV, (cont’d.)
Sr. Unsec’d. Notes, MTN, RegS	0.500%		06/22/21	ZAR	6,000	$291,186
NN Group NV, Jr. Sub. Notes, RegS	4.500	(a)	07/15/49	EUR	950	1,045,216
Ziggo Bond Finance BV, Sr. Unsec’d. Notes, RegS	4.625		01/15/25	EUR	750	833,608

						9,639,438

New Zealand 0.5%
New Zealand Government Bond, Sr. Unsec’d. Notes, RegS	4.500		04/15/27	NZD	1,500	1,244,771
New Zealand Local Government Funding Agency,
Sr. Unsec’d. Notes	2.750		04/15/25	NZD	1,800	1,219,829
Sr. Unsec’d. Notes	6.000		05/15/21	NZD	500	404,444

						2,869,044

Norway 0.8%
City of Oslo,
Sr. Unsec’d. Notes	3.600		12/06/22	NOK	1,000	132,977
Sr. Unsec’d. Notes	3.650		11/08/23	NOK	9,000	1,199,296
Unsec’d. Notes	4.900		11/04/19	NOK	5,000	660,401
Kommunalbanken AS, Sr. Unsec’d. Notes, MTN	5.125		05/14/21	NZD	2,850	2,212,818
Silk Bidco AS, Sr. Sec’d. Notes, RegS	7.500		02/01/22	EUR	750	863,823

						5,069,315

Panama 0.4%
Panama Government International Bond,
Sr. Unsec’d. Notes	4.000		09/22/24		400	430,500
Sr. Unsec’d. Notes	5.200		01/30/20		800	881,000
Sr. Unsec’d. Notes	8.125		04/28/34		138	197,340
Sr. Unsec’d. Notes	9.375		01/16/23		622	825,705
Sr. Unsec’d. Notes	10.750		05/15/20		275	348,563

						2,683,108

Peru 1.2%
Peru Enhanced Pass-Through Finance Ltd.,
Pass-Through Certificates, 144A	1.426	(g)	05/31/18		1,300	1,270,228
Pass-Through Certificates, RegS	2.933	(g)	06/02/25		1,000	825,000
Peruvian Government International Bond,
Sr. Unsec’d. Notes	2.750		01/30/26	EUR	2,720	3,300,846
Sr. Unsec’d. Notes	3.750		03/01/30	EUR	1,400	1,792,744

						7,188,818

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Poland 0.9%
Poland Government Bond,
Unsec’d. Notes	1.750%	07/25/21	PLN	2,000	$493,370
Unsec’d. Notes	3.250	07/25/19	PLN	1,000	263,692
Unsec’d. Notes	3.250	07/25/25	PLN	5,050	1,308,694
Poland Government International Bond,
Sr. Unsec’d. Notes	3.000	03/17/23		500	514,550
Sr. Unsec’d. Notes	5.000	03/23/22		2,790	3,159,675

					5,739,981

Portugal 1.5%
Portugal Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	5.125	10/15/24		2,200	2,178,000
Sr. Unsec’d. Notes, MTN, RegS	5.125	10/15/24		1,500	1,485,000
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A, RegS	3.850	04/15/21	EUR	500	594,476
Sr. Unsec’d. Notes, 144A, RegS	3.875	02/15/30	EUR	3,800	4,191,960
Sr. Unsec’d. Notes, 144A, RegS	4.800	06/15/20	EUR	400	489,119
Sr. Unsec’d. Notes, 144A, RegS	5.650	02/15/24	EUR	200	255,465

					9,194,020

Romania 0.8%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A	2.875	05/26/28	EUR	1,100	1,273,099
Sr. Unsec’d. Notes, EMTN, RegS	3.625	04/24/24	EUR	730	916,357
Sr. Unsec’d. Notes, MTN, RegS	3.875	10/29/35	EUR	400	484,510
Sr. Unsec’d. Notes, MTN, RegS	6.750	02/07/22		300	356,250
Sr. Unsec’d. Notes, RegS	6.500	06/18/18	EUR	1,000	1,212,064
Unsec’d. Notes, MTN, RegS	2.875	05/26/28	EUR	700	810,154

					5,052,434

Russia 0.3%
Russian Foreign Bond, Sr. Unsec’d. Notes, RegS	5.000	04/29/20		1,500	1,600,320

Saudi Arabia 0.2%
Saudi Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	2.375	10/26/21		1,200	1,197,000

Singapore 0.1%
Singapore Government Bond, Sr. Unsec’d. Notes	3.000	09/01/24	SGD	500	391,554
Temasek Financial I Ltd., Gtd. Notes, GMTN	3.265	02/19/20	SGD	500	380,676

					772,230

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	25

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Slovenia 1.5%
Slovenia Government International Bond,
Sr. Unsec’d. Notes, 144A	4.750%	05/10/18		1,500	$1,567,620
Sr. Unsec’d. Notes, 144A	5.850	05/10/23		1,500	1,777,500
Sr. Unsec’d. Notes, RegS	5.250	02/18/24		1,200	1,395,691
Sr. Unsec’d. Notes, RegS	5.500	10/26/22		1,700	1,966,050
Sr. Unsec’d. Notes, RegS	5.850	05/10/23		2,015	2,387,775

					9,094,636

South Africa 0.7%
Sappi Papier Holding GmbH, Sr. Unsec’d. Notes, RegS	3.375	04/01/22	EUR	600	675,119
South Africa Government Bond,
Sr. Unsec’d. Notes	6.750	03/31/21	ZAR	10,000	703,365
Unsec’d. Notes	7.000	02/28/31	ZAR	1,800	111,056
Unsec’d. Notes	10.500	12/21/26	ZAR	5,000	410,691
South Africa Government International Bond, Sr. Unsec’d. Notes	3.750	07/24/26	EUR	1,000	1,144,410
ZAR Sovereign Capital Fund Propriety Ltd., Sr. Unsec’d. Notes, 144A	3.903	06/24/20		1,000	1,030,532

					4,075,173

South Korea 0.2%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, EMTN	0.500	01/25/17	TRY	300	94,747
Sr. Unsec’d. Notes, EMTN	5.375	09/12/19	AUD	1,000	809,563
Sr. Unsec’d. Notes, EMTN	6.350	03/28/17	MXN	900	47,522
Sr. Unsec’d. Notes, EMTN, RegS(b)	3.500	09/26/19	AUD	100	75,118
Sr. Unsec’d. Notes, MTN, RegS	2.711	12/05/19	CAD	200	154,109
Sr. Unsec’d. Notes, RegS	5.125	10/15/19	NZD	200	149,055
Korea International Bond, Sr. Unsec’d. Notes, RegS	2.125	06/10/24	EUR	100	124,079

					1,454,193

Spain 3.5%
Adif-Alta Velocidad, Sr. Unsec’d. Notes, EMTN, RegS	1.875	01/28/25	EUR	300	350,230
Autonomous Community of Madrid Spain, Sr. Unsec’d. Notes	5.500	02/14/17	EUR	176	196,125
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, 144A	1.625	09/14/18		1,000	1,000,634
Gov’t. Gtd. Notes, EMTN	3.250	06/28/24	CHF	300	363,650
Gov’t. Gtd. Notes, EMTN	5.000	03/31/20	CAD	1,800	1,464,290

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Spain (cont’d.)
Spain Government Bond,
Sr. Unsec’d. Notes(f)	2.750%	04/30/19	EUR	1,150	$1,349,403
Sr. Unsec’d. Notes, 144A, RegS	3.800	04/30/24	EUR	2,400	3,208,278
Sr. Unsec’d. Notes, 144A, RegS	4.650	07/30/25	EUR	1,000	1,429,567
Sr. Unsec’d. Notes, 144A, RegS(f)	4.800	01/31/24	EUR	1,500	2,122,394
Sr. Unsec’d. Notes, 144A, RegS	5.150	10/31/28	EUR	600	928,557
Sr. Unsec’d. Notes, 144A, RegS(f)	5.850	01/31/22	EUR	3,705	5,242,627
Sr. Unsec’d. Notes, 144A, RegS	5.900	07/30/26	EUR	1,000	1,573,184
Unsec’d. Notes, 144A, RegS(f)	1.600	04/30/25	EUR	300	346,002
Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	957	1,392,271

					20,967,212

Supranational Bank 3.7%
African Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	09/29/20	AUD	445	308,383
Sr. Unsec’d. Notes, EMTN	0.500	09/21/21	NZD	1,500	947,098
Corp. Andina de Fomento,
Sr. Unsec’d. Notes	2.125	09/27/21		4,000	3,991,840
Sr. Unsec’d. Notes, EMTN, RegS	1.875	05/29/21	EUR	400	470,358
Sr. Unsec’d. Notes, MTN	4.000	03/31/21	AUD	1,636	1,268,458
Unsec’d. Notes, MTN	6.250	11/08/23	AUD	685	604,149
EUROFIMA,
Sr. Unsec’d. Notes, EMTN	5.150	12/13/19	CAD	540	447,540
Sr. Unsec’d. Notes, MTN, RegS	6.250	12/28/18	AUD	1,300	1,071,960
European Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, EMTN	0.500	09/01/23	AUD	400	253,495
Sr. Unsec’d. Notes, EMTN	0.500	11/21/23	AUD	1,200	756,615
European Investment Bank,
Sr. Unsec’d. Notes, EMTN	0.500	06/21/23	AUD	2,500	1,599,290
Sr. Unsec’d. Notes, EMTN	0.500	10/26/23	AUD	1,930	1,213,889
Sr. Unsec’d. Notes, EMTN	3.250	05/24/23	NOK	10,000	1,338,215
Sr. Unsec’d. Notes, EMTN, RegS	0.500	07/21/23	AUD	800	509,294
Sr. Unsec’d. Notes, EMTN, RegS	0.500	08/10/23	AUD	1,210	767,785
Sr. Unsec’d. Notes, EMTN, RegS	1.250	05/12/25	SEK	16,500	1,878,652
Sr. Unsec’d. Notes, MTN, RegS	4.600	01/30/37	CAD	150	137,961
Inter-American Development Bank,
Sr. Unsec’d. Notes, EMTN	0.500	05/23/23	CAD	744	510,588
Unsec’d. Notes, EMTN, RegS	0.500	10/30/20	ZAR	2,250	119,939
Unsec’d. Notes, EMTN, RegS	0.500	11/30/20	ZAR	1,840	97,376

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	27

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

Supranational Bank (cont’d.)
International Bank for Reconstruction & Development,
Sr. Unsec’d. Notes, MTN	0.500%	07/29/22	AUD	350	$231,556
Unsec’d. Notes, MTN	0.500	03/07/22	AUD	1,145	767,410
Unsec’d. Notes, MTN	0.500	03/28/22	AUD	200	134,535
International Finance Corp.,
Sr. Unsec’d. Notes, EMTN	0.500	09/13/19	AUD	2,000	1,421,812
Sr. Unsec’d. Notes, GMTN	7.250	01/18/17	ZAR	5,000	369,066
Nordic Investment Bank, Sr. Unsec’d. Notes, MTN	3.875	09/02/25	NZD	2,000	1,472,967

					22,690,231

Sweden 0.7%
Kommuninvest I Sverige AB,
Local Gov’t. Gtd. Notes, EMTN, RegS	1.500	05/12/25	SEK	7,000	807,815
Local Gov’t. Gtd. Notes, MTN	4.750	08/17/22	AUD	200	168,058
Local Gov’t. Gtd. Notes, MTN, RegS	1.625	01/22/20	CAD	4,000	3,014,899

					3,990,772

Switzerland 0.3%
Credit Suisse Group Funding Guernsey Ltd.,
Gtd. Notes, 144A	3.800	06/09/23		670	676,502
Gtd. Notes, EMTN	1.000	04/14/23	CHF	1,000	1,009,191

					1,685,693

Turkey 1.1%
Export Credit Bank of Turkey, Sr. Unsec’d. Notes, 144A	5.375	11/04/16		200	200,017
Turkey Government International Bond,
Sr. Unsec’d. Notes	4.350	11/12/21	EUR	2,500	2,931,555
Sr. Unsec’d. Notes	5.500	02/16/17	EUR	1,148	1,274,463
Sr. Unsec’d. Notes	5.875	04/02/19	EUR	247	296,227
Sr. Unsec’d. Notes	7.000	06/05/20		1,800	1,978,423

					6,680,685

United Kingdom 5.6%
Arrow Global Finance PLC, Sr. Sec’d. Notes, 144A	5.125	09/15/24	GBP	230	276,415
Barclays PLC, Sr. Unsec’d. Notes	3.200	08/10/21		1,600	1,611,008
CPUK Finance Ltd., Sr. Sec’d. Notes, 144A	7.000	02/28/42	GBP	500	646,220
HSBC Holdings PLC, Sr. Unsec’d. Notes	5.100	04/05/21		85	93,663
Jaguar Land Rover Automotive PLC, Gtd. Notes, RegS	3.875	03/01/23	GBP	700	871,798

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
FOREIGN BONDS (Continued)

United Kingdom (cont’d.)
Lloyds Banking Group PLC, Sub. Notes	4.650%		03/24/26		1,400	$1,440,986
Pentair Finance SA, Gtd. Notes	2.450		09/17/19	EUR	250	288,558
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, EMTN, RegS	2.500		03/22/23	EUR	1,500	1,652,246
Synlab Bondco PLC, Sr. Sec’d. Notes, 144A(b)	6.250		07/01/22	EUR	1,000	1,185,685
Tesco Corporate Treasury Services PLC, Gtd. Notes, EMTN, RegS	2.500		07/01/24	EUR	750	840,127
United Kingdom Gilt,
Unsec’d. Notes, RegS	2.000		09/07/25	GBP	100	131,315
Unsec’d. Notes, RegS(d)	3.250		01/22/44	GBP	320	506,140
Unsec’d. Notes, RegS	3.500		01/22/45	GBP	3,080	5,111,098
Unsec’d. Notes, RegS(d)	4.250		03/07/36	GBP	7,930	13,656,510
Unsec’d. Notes, RegS	4.250		09/07/39	GBP	1,300	2,303,243
Urenco Finance NV, Gtd. Notes, EMTN, RegS	2.250		08/05/22	EUR	2,250	2,670,716
Virgin Media Sec’d. Finance PLC, Sr. Sec’d. Notes, RegS	5.500		01/15/25	GBP	495	616,789

						33,902,517

Uruguay 0.2%
Uruguay Government International Bond,
Sr. Unsec’d. Notes	4.375		10/27/27		1,000	1,056,250
Sr. Unsec’d. Notes	7.000		06/28/19	EUR	119	151,873

						1,208,123

TOTAL FOREIGN BONDS (cost $332,472,582)						323,476,434

ASSET-BACKED SECURITIES 13.1%

Collateralized Loan Obligations 6.3%
Adams Mill CLO Ltd. (Cayman Islands), Series 2014-1A, Class A1, 144A	2.360	(a)	07/15/26		1,250	1,245,935
AIMCO CLO (Cayman Islands), Series 2014-AA, Class B1, 144A	2.881	(a)	07/20/26		3,000	3,006,107
Atlas Senior Loan Fund Ltd. (Cayman Islands), Series 2014-6A, Class B, 144A	3.280	(a)	10/15/26		1,000	995,875
Avery Point CLO Ltd. (Cayman Islands), Series 2014-5A, Class A, 144A	2.340	(a)	07/17/26		500	500,477
Ballyrock CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.406	(a)	10/15/28		3,000	3,003,606
Battalion CLO Ltd. (Cayman Islands),
Series 2014-5A, Class A2A, 144A	3.030	(a)	04/17/26		500	499,393
Series 2014-6A, Class A1, 144A	2.330	(a)	10/17/26		1,000	990,674

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	29

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, 144A	2.630	%(a)	04/17/25		3,000	$2,973,011
Carlyle Global Markets Strategies Euro CLO, Series 2013-2A, Class A2BR, 144A(h)	2.310		10/15/26	EUR	5,000	5,488,775
Catamaran CLO Ltd. (Cayman Islands), Series 2014-1A, Class A2, 144A	2.681	(a)	04/20/26		5,000	4,907,156
KVK CLO Ltd. (Cayman Islands),
Series 2014-1A, Class A1, 144A	2.407	(a)	05/15/26		250	249,875
Series 2014-3A, Class B, 144A	2.980	(a)	10/15/26		1,000	991,281
Madison Park Funding Ltd. (Cayman Islands), Series 2012-9A, Class AR, 144A	2.107	(a)	08/15/22		500	499,932
Regatta Funding Ltd. (Cayman Islands), Series 2016-1A, Class A1, 144A	2.374	(a)	12/20/28		2,000	1,999,000
RYE Harbour CLO Ltd. (Ireland), Series 2015-1A, Class B2, 144A	2.630		10/21/28	EUR	2,000	2,192,787
Shackleton CLO Ltd. (Cayman Islands), Series 2012-1A, Class B1R, 144A(h)	2.882	(a)	08/12/23		1,500	1,500,000
Slater Mill Loan Fund LP (Cayman Islands), Series 2012-1A, Class B, 144A	3.454	(a)	08/17/22		250	249,611
Sound Point CLO Ltd. (Cayman Islands), Series 2016-2A, Class A, 144A	2.541	(a)	10/20/28		1,000	1,005,800
THL Credit Wind River CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, 144A	4.730		04/18/26		1,300	1,288,217
TIAA CLO Ltd. (Cayman Islands), Series 2016-1A, Class A, 144A	2.339	(a)	07/20/28		2,000	2,004,859
Trinitas CLO Ltd. (Cayman Islands), Series 2016-5A, Class A, 144A	2.434	(a)	10/25/28		3,000	3,006,727

						38,599,098

Non-Residential Mortgage-Backed Securities 1.6%
Lendmark Funding Trust, Series 2016-2A, Class A, 144A(h)	3.260		04/21/25		400	400,048
OneMain Direct Auto Receivables Trust, Series 2016-1A, Class C, 144A	4.580		09/15/21		800	806,152
OneMain Financial Issuance Trust,
Series 2015-2A, Class A, 144A	2.570		07/18/25		1,700	1,705,623
Series 2015-2A, Class C, 144A	4.320		07/18/25		1,000	990,044
Series 2016-1A, Class A, 144A	3.660		02/20/29		1,000	1,023,281
Series 2016-2A, Class A, 144A	4.100		03/20/28		1,000	1,028,131
Oportun Funding IV LLC, Series 2016-C, Class A, 144A	3.280		11/08/21		1,100	1,100,167

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Non-Residential Mortgage-Backed Securities (cont’d.)
SpringCastle America Funding LLC, Series 2016-AA, Class A, 144A	3.050%		04/25/29	1,900	$1,919,000
Springleaf Funding Trust, Series 2015-AA, Class A, 144A	3.160		11/15/24	1,000	1,009,874

					9,982,320

Residential Mortgage-Backed Securities 5.2%
ACE Securities Corp. Home Equity Loan Trust,
Series 2004-FM1, Class M1	1.434	(a)	09/25/33	490	459,770
Series 2005-HE2, Class M4	1.494	(a)	04/25/35	1,000	981,763
Aegis Asset-Backed Securities Trust, Mortgage Pass-Through Certificates, Series 2004-2, Class A5	1.434	(a)	06/25/34	12	11,777
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2002-2, Class M3	3.189	(a)	08/25/32	875	867,296
Series 2002-3, Class M3	3.384	(a)	08/25/32	443	419,636
Series 2004-R8, Class M1	1.494	(a)	09/25/34	265	263,633
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-W6, Class M1	1.359	(a)	05/25/34	95	90,715
Series 2005-W2, Class A2C	0.894	(a)	10/25/35	1,001	960,300
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE1, Class M1	1.585	(a)	01/15/34	912	884,591
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 144A	3.598		09/28/31	502	501,909
Bear Stearns Asset-Backed Securities Trust,
Series 2004-HE2, Class M1	1.434	(a)	03/25/34	230	220,936
Series 2004-HE3, Class M2	2.259	(a)	04/25/34	247	230,744
Chase Funding Loan Acquisition Trust, Series 2004-AQ1, Class A2	1.334	(a)	05/25/34	335	323,687
Chase Funding Trust, Series 2003-4, Class 2A2	1.134	(a)	05/25/33	1,282	1,190,897
CHEC Loan Trust, Series 2004-1, Class A3	1.534	(a)	07/25/34	1,120	1,089,540
Countrywide Asset-Backed Certificates, Series 2002-5, Class MV1	2.034	(a)	03/25/33	138	136,015
EquiFirst Mortgage Loan Trust, Series 2004-1, Class 1A1	1.014	(a)	01/25/34	1,076	997,776
Finance America Mortgage Loan Trust, Series 2004-2, Class M1	1.359	(a)	08/25/34	825	764,271
Fremont Home Loan Trust,
Series 2004-1, Class M1	1.209	(a)	02/25/34	421	389,628
Series 2004-B, Class M1	1.404	(a)	05/25/34	834	769,890

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	31

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust,
Series 2004-FM1, Class M1	1.509	%(a)	11/25/33	747	$705,542
Series 2005-HE5, Class M1	0.954	(a)	11/25/35	578	572,575
Home Equity Asset Trust,
Series 2004-3, Class M1	1.389	(a)	08/25/34	489	452,825
Series 2005-9, Class 2A4	0.874	(a)	04/25/36	546	538,077
HSBC Home Equity Loan Trust U.S.A., Series 2007-2, Class A4	0.826	(a)	07/20/36	208	206,749
Long Beach Mortgage Loan Trust, Series 2004-3, Class M1	1.389	(a)	07/25/34	228	218,377
MASTR Asset-Backed Securities Trust,
Series 2004-OPT2, Class A1	1.234	(a)	09/25/34	375	344,410
Series 2004-WMC2, Class M1	1.434	(a)	04/25/34	2,650	2,471,567
Merrill Lynch Mortgage Investors Trust, Series 2004-HE2, Class M1	1.734	(a)	08/25/35	140	133,457
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-NC8, Class M1	1.584	(a)	09/25/33	215	205,446
Series 2004-NC1, Class M1	1.584	(a)	12/27/33	237	231,871
Series 2004-OP1, Class M1	1.404	(a)	11/25/34	2,378	2,211,431
Series 2004-WMC1, Class M1	1.464	(a)	06/25/34	400	389,772
Series 2004-WMC2, Class M1	1.449	(a)	07/25/34	150	143,704
Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class A3	1.514	(a)	02/25/33	274	259,390
New Century Home Equity Loan Trust,
Series 2003-4, Class M1	1.659	(a)	10/25/33	270	258,822
Series 2005-C, Class A2C	0.784	(a)	12/25/35	364	360,949
Option One Mortgage Acceptance Corp., Asset-Backed Certificates,
Series 2003-2, Class A2	1.134	(a)	04/25/33	2,845	2,682,129
Series 2003-6, Class A2	1.194	(a)	11/25/33	236	219,126
Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class M1	4.621		09/25/34	110	103,803
Structured Asset Investment Loan Trust, Series 2003-BC3, Class M1	1.959	(a)	04/25/33	961	950,504
Structured Asset Investment Loan Trust (Cayman Islands), Series 2003-BC9, Class 2A	1.484	(a)	08/25/33	2,310	2,185,526
Structured Asset Investment Loan Trust, Series 2004-2, Class A4	1.239	(a)	03/25/34	857	792,077
Series 2004-8, Class A8	1.534	(a)	09/25/34	376	359,432
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2005-NC2, Class M3	0.964	(a)	05/25/35	527	516,736

See Notes to Financial Statements.

32

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
VOLT XLIV LLC, Series 2016-NPL4, Class A1, 144A	4.250%		04/25/46		752	$759,028
VOLT XXVII LLC, Series 2014-NPL7, Class A1, 144A	3.375		08/27/57		518	518,063
VOLT XXX LLC, Series 2015-NPL1, Class A1, 144A	3.625		10/25/57		532	532,127
VOLT XXXI LLC, Series 2015-NPL2, Class A1, 144A	3.375		02/25/55		527	528,847

						31,407,136

TOTAL ASSET-BACKED SECURITIES (cost $78,593,703)						79,988,554

BANK LOANS(a) 0.2%

Consumer
OGF SA (France), Private Placement	4.000		10/30/20	EUR	232	256,885

Financials 0.1%
Scandlines GmbH (Germany)	4.250		12/03/20	EUR	314	348,032

Gaming
CCM Merger, Inc.	4.500		08/06/21		102	102,539

Technology 0.1%
First Data Corp.	4.274		07/08/22		300	302,000

TOTAL BANK LOANS (cost $1,127,547)						1,009,456

COMMERCIAL MORTGAGE-BACKED SECURITIES 7.5%
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class XB, IO	0.329	(a)	05/10/47		27,500	826,383
Series 2016-GC37, Class XB, IO	0.690	(a)	04/10/49		33,868	1,811,105
Series 2016-P4, Class XB, IO	1.350	(a)	07/10/49		9,100	944,925
COMM Mortgage Trust,
Series 2012-CR1, Class XA, IO	2.026	(a)	05/15/45		4,280	324,443
Series 2014-CR19, Class A3	3.530		08/10/47		1,000	1,061,368
Series 2014-UBS4, Class XB, IO, 144A	0.204	(a)	08/10/47		50,000	752,640
DBJPM Mortgage Trust, Series 2016-C3, Class A3	2.362		09/10/49		1,500	1,479,603
Eleven Madison Trust Mortgage Trust,
Series 2015-11MD, Class A, 144A	3.555	(a)	09/10/35		1,300	1,389,222
Series 2015-11MD, Class C, 144A	3.555	(a)	09/10/35		500	508,812
FHLMC Multifamily Structured Pass-Through Certificates,
Series K006, Class AX1, IO	1.074	(a)	01/25/20		19,835	519,163
Series K007, Class X1, IO	1.142	(a)	04/25/20		30,134	820,823
Series K008, Class X1, IO	1.623	(a)	06/25/20		13,397	580,708

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	33

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Multifamily Structured Pass-Through Certificates, (cont’d.)
Series K019, Class X1, IO	1.696	%(a)	03/25/22	10,200	$760,835
Series K020, Class X1, IO	1.444	(a)	05/25/22	11,344	744,382
Series K025, Class X1, IO	0.885	(a)	10/25/22	20,053	862,799
Series K037, Class X1, IO	1.024	(a)	01/25/24	11,170	656,760
Series K043, Class X1, IO	0.548	(a)	12/25/24	12,445	474,630
Series K049, Class X1, IO	0.614	(a)	07/25/25	42,053	1,829,244
Series K052, Class X1, IO	0.677	(a)	11/25/25	12,729	617,197
Series K053, Class X1, IO	0.894	(a)	12/25/25	46,358	3,092,242
Series K054, Class X1, IO	1.181	(a)	01/25/26	31,457	2,761,817
Series K057, Class X1, IO	1.194	(a)	07/25/26	26,397	2,425,817
Series K058, Class X1, IO	0.931	(a)	08/25/26	42,000	2,971,332
Series K717, Class X1, IO	0.510	(a)	09/25/21	11,635	246,636
Series Q001, Class XA, IO	2.340	(a)	02/25/32	6,874	1,173,263
GS Mortgage Securities Trust,
Series 2013-GC14, Class XA, IO	0.808	(a)	08/10/46	37,995	1,358,509
Series 2014-GC20, Class XB, IO	0.338	(a)	04/10/47	30,000	908,967
Series 2014-GC22, Class XB, IO	0.255	(a)	06/10/47	35,000	786,772
Series 2014-GC24, Class XB, IO	0.021	(a)	09/10/47	83,262	113,211
Series 2014-GC26, Class XB, IO	0.296	(a)	11/10/47	56,483	1,451,867
JPMBB Commercial Mortgage Securities Trust, Series 2016-C1, Class A3	3.515		03/15/49	1,500	1,582,119
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C24, Class XA, IO	0.831	(a)	05/15/48	27,034	1,428,876
Series 2016-C31, Class A3	2.731		09/15/23	2,211	2,224,413
Morgan Stanley Capital I Trust,
Series 2016-UBS9, Class A2	2.982		03/15/49	1,200	1,229,140
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, IO, 144A	1.634	(a)	05/10/63	5,960	309,334
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class A1A	5.703	(a)	06/15/49	1,325	1,343,122
Wells Fargo Commercial Mortgage Trust,
Series 2016-C35, Class XB, IO	0.941	(a)	07/15/48	24,000	1,783,627
Series 2016-LC24, Class XB, IO	1.012	(a)	10/15/49	20,910	1,749,331

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $46,544,206)					45,905,437

CORPORATE BONDS 11.4%

Agriculture
Reynolds American, Inc., Gtd. Notes	8.125		06/23/19	30	34,885

See Notes to Financial Statements.

34

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Airlines 0.1%
Continental Airlines, Inc., Pass-Through Trust, Pass-Through Certificates, Series 2010-1, Class A	4.750%		07/12/22		69	$74,400
Delta Air Lines, Inc., Pass-Through Trust, Pass-Through Certificates,
Series 2007-1, Class A	6.821		02/10/24		158	188,441
Series 2010-2, Class A(i)	4.950		11/23/20		13	14,029
Series 2011-1, Class A(i)	5.300		10/15/20		138	147,514
UAL, Pass-Through Trust, Pass-Through Certificates, Series 2007-1A, Class A	6.636		01/02/24		85	90,648

						515,032

Auto Manufacturers 0.2%
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.200		01/15/21		500	510,823
General Motors Financial Co., Inc., Gtd. Notes	3.200		07/06/21		720	726,860

						1,237,683

Auto Parts & Equipment 0.3%
Adient Global Holdings Ltd., Gtd. Notes, 144A	3.500		08/15/24	EUR	1,234	1,346,001
LKQ Italia Bondco SpA, Gtd. Notes, 144A	3.875		04/01/24	EUR	450	525,481

						1,871,482

Banks 3.0%
Bank of America Corp.,
Series AA, Jr. Sub. Notes	6.100	(a)	12/29/49		500	522,380
Series M, Jr. Sub. Notes	8.125	(a)	12/29/49		935	961,881
Series Z, Jr. Sub. Notes	6.500	(a)	10/29/49		1,000	1,085,000
Citigroup, Inc., Series P, Jr. Sub. Notes	5.950	(a)	12/29/49		700	715,750
Goldman Sachs Group, Inc. (The),
Series L, Jr. Sub. Notes	5.700	(a)	12/29/49		2,120	2,146,500
Series M, Jr. Sub. Notes	5.375	(a)	12/29/49		700	703,500
Sr. Unsec’d. Notes	3.500		01/23/25		1,500	1,538,347
JPMorgan Chase & Co.,
Series 1, Jr. Sub. Notes	7.900	(a)	12/29/49		450	463,838
Series V, Jr. Sub. Notes	5.000	(a)	12/29/49		1,000	980,000
Series X, Jr. Sub. Notes	6.100	(a)	10/29/49		1,980	2,080,782
Series Z, Jr. Sub. Notes	5.300	(a)	12/29/49		1,410	1,431,150
Morgan Stanley,
Series H, Jr. Sub. Notes	5.450	(a)	07/29/49		1,415	1,418,679
Sr. Unsec’d. Notes, GMTN	1.375		10/27/26	EUR	2,200	2,367,683
Sr. Unsec’d. Notes, GMTN(i)	3.700		10/23/24		1,500	1,571,275

						17,986,765

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	35

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)
CORPORATE BONDS (Continued)

Biotechnology 0.1%
Amgen, Inc., Sr. Unsec’d. Notes	2.600%	08/19/26	600	$577,998

Building Materials
Owens Corning, Gtd. Notes	4.200	12/15/22	270	286,663

Chemicals 0.3%
Ashland LLC, Gtd. Notes	4.750	08/15/22	300	309,936
CF Industries, Inc., Gtd. Notes	3.450	06/01/23	600	560,186
Dow Chemical Co. (The), Sr. Unsec’d. Notes	9.400	05/15/39	152	241,202
Eastman Chemical Co., Sr. Unsec’d. Notes	3.800	03/15/25	600	624,185

				1,735,509

Commercial Services 0.2%
ERAC USA Finance LLC, Gtd. Notes, 144A (original cost $221,242; purchased 10/26/11)(b)(c)	7.000	10/15/37	190	252,269
United Rentals North America, Inc.,
Gtd. Notes	5.500	05/15/27	500	497,500
Gtd. Notes	7.625	04/15/22	750	797,535

				1,547,304

Computers 0.3%
Hewlett Packard Enterprise Co., Sr. Unsec’d. Notes, 144A	2.700	10/05/17	500	506,332
Seagate HDD Cayman, Gtd. Notes	3.750	11/15/18	305	313,586
Western Digital Corp., Sr. Sec’d. Notes, 144A	7.375	04/01/23	675	738,281

				1,558,199

Diversified Financial Services 0.1%
International Lease Finance Corp., Sr. Unsec’d. Notes	6.250	05/15/19	125	135,156
Lehman Brothers Holdings, Inc., Sr. Unsec’d. Notes, MTN(e)	6.875	05/02/18	100	6,050
Navient Corp., Sr. Unsec’d. Notes, MTN	8.450	06/15/18	225	243,349

				384,555

Electric 0.9%
AES Corp., Sr. Unsec’d. Notes	7.375	07/01/21	700	789,250
DPL, Inc., Sr. Unsec’d. Notes	6.750	10/01/19	700	726,250
Dynegy, Inc.,
Gtd. Notes	6.750	11/01/19	650	657,859
Gtd. Notes	7.375	11/01/22	350	337,531
Gtd. Notes(j)	7.625	11/01/24	900	861,750

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Electric (cont’d.)
NRG Energy, Inc., Gtd. Notes, 144A	6.625%	01/15/27		2,100	$1,966,776
Public Service Co. of New Mexico, Sr. Unsec’d. Notes	7.950	05/15/18		50	54,599

					5,394,015

Electronics 0.2%
Honeywell International, Inc., Sr. Unsec’d. Notes	2.250	02/22/28	EUR	450	557,083
Jabil Circuit, Inc., Sr. Unsec’d. Notes	4.700	09/15/22		655	681,200

					1,238,283

Engineering & Construction 0.1%
Fluor Corp., Sr. Unsec’d. Notes	1.750	03/21/23	EUR	400	462,888

Entertainment 0.5%
Cinemark USA, Inc., Gtd. Notes	4.875	06/01/23		1,000	1,001,250
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., Sr. Sec’d. Notes, 144A (original cost $1,032,500; purchased 08/27/14)(b)(c)	5.000	08/01/18		1,000	1,010,000
Scientific Games International, Inc., Gtd. Notes	10.000	12/01/22		750	693,750
WMG Acquisition Corp., Sr. Sec’d. Notes, 144A	4.125	11/01/24	EUR	200	226,313

					2,931,313

Food 0.3%
Darling Global Finance BV, Gtd. Notes, RegS	4.750	05/30/22	EUR	800	919,919
Ingles Markets, Inc., Sr. Unsec’d. Notes	5.750	06/15/23		675	698,625

					1,618,544

Forest & Paper Products
International Paper Co., Sr. Unsec’d. Notes	7.300	11/15/39		75	98,599

Healthcare-Services 0.7%
Aetna, Inc., Sr. Unsec’d. Notes(i)	3.200	06/15/26		475	476,674
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875	02/01/22		1,000	762,500
Gtd. Notes	7.125	07/15/20		750	605,625
Sr. Sec’d. Notes	5.125	08/01/21		500	466,250
HCA, Inc., Sr. Sec’d. Notes	6.500	02/15/20		750	830,625
Tenet Healthcare Corp., Sr. Unsec’d. Notes	8.125	04/01/22		1,000	977,500

					4,119,174

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	37

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Home Builders 0.3%
KB Home, Gtd. Notes	7.500%		09/15/22		1,000	$1,082,500
William Lyon Homes, Inc., Gtd. Notes	7.000		08/15/22		800	832,000

						1,914,500

Household Products 0.1%
Spectrum Brands, Inc., Gtd. Notes, 144A	4.000		10/01/26	EUR	675	761,134

Insurance 0.3%
Allied World Assurance Co. Holdings Ltd., Gtd. Notes	5.500		11/15/20		30	32,932
Chubb Corp. (The), Gtd. Notes	6.375	(a)	03/29/67		140	131,950
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	6.500		03/15/35		90	110,142
Sr. Unsec’d. Notes, RegS	2.750		05/04/26	EUR	1,200	1,385,493
Progressive Corp. (The), Jr. Sub. Notes	6.700	(a)	06/15/67		100	98,750

						1,759,267

Leisure Time 0.4%
Carnival Corp., Gtd. Notes	1.625		02/22/21	EUR	1,500	1,725,572
Viking Cruises Ltd., Sr. Unsec’d. Notes, 144A (original cost $445,000; purchased 05/25/16)(b)(c)	8.500		10/15/22		500	505,000

						2,230,572

Lodging 0.1%
MGM Resorts International, Gtd. Notes	6.625		12/15/21		500	558,440

Machinery-Diversified
Xylem, Inc., Sr. Unsec’d. Notes	4.875		10/01/21		225	248,728

Media 0.9%
21st Century Fox America, Inc.,
Gtd. Notes(i)	6.150		03/01/37		415	505,460
Gtd. Notes	6.900		08/15/39		60	78,926
Altice US Finance I Corp., Sr. Sec’d. Notes, 144A	5.500		05/15/26		657	670,140
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	5.500		05/01/26		1,000	1,024,380
Sr. Unsec’d. Notes, 144A	5.875		04/01/24		380	401,850
Sr. Unsec’d. Notes, 144A	5.875		05/01/27		675	707,062
Cequel Communications Holdings I LLC/Cequel Capital Corp., Sr. Unsec’d. Notes, 144A	5.125		12/15/21		700	680,750

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Media (cont’d.)
Historic TW, Inc., Gtd. Notes	6.625%	05/15/29		225	$287,920
Liberty Interactive LLC, Sr. Unsec’d. Notes	8.250	02/01/30		500	535,000
Time Warner Cable LLC, Sr. Sec’d. Notes	8.750	02/14/19		300	344,566
Viacom, Inc., Sr. Unsec’d. Notes	4.500	02/27/42		233	219,743

					5,455,797

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes	5.625	06/15/22		400	412,500
Textron, Inc., Sr. Unsec’d. Notes	7.250	10/01/19		200	227,091

					639,591

Office & Business Equipment 0.2%
Xerox Corp., Sr. Unsec’d. Notes(j)	3.500	08/20/20		1,000	1,022,581

Oil & Gas 0.1%
Anadarko Petroleum Corp., Sr. Unsec’d. Notes	6.450	09/15/36		35	41,534
Devon Energy Corp., Sr. Unsec’d. Notes	5.600	07/15/41		70	72,458
Sr. Unsec’d. Notes(j)	5.850	12/15/25		460	527,280
Nabors Industries, Inc., Gtd. Notes	4.625	09/15/21		170	168,214

					809,486

Packaging & Containers 0.2%
Ball Corp., Gtd. Notes	4.375	12/15/23	EUR	300	370,196
Greif, Inc., Sr. Unsec’d. Notes	7.750	08/01/19		140	156,975
WestRock MWV LLC, Sr. Unsec’d. Notes	7.375	09/01/19		450	512,782
WestRock RKT Co., Gtd. Notes	4.450	03/01/19		175	184,706

					1,224,659

Pharmaceuticals 0.1%
Horizon Pharma, Inc./Horizon Pharma USA, Inc., Sr. Unsec’d. Notes, 144A	8.750	11/01/24		830	842,450

Real Estate Investment Trusts (REITs)
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes, EMTN	5.750	10/01/20	EUR	200	229,299

Retail 0.3%
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625	06/15/20		750	736,875
PVH Corp., Sr. Unsec’d. Notes, 144A	3.625	07/15/24	EUR	840	968,200

					1,705,075

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	39

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
CORPORATE BONDS (Continued)

Semiconductors 0.2%
Micron Technology, Inc., Sr. Unsec’d. Notes	5.500%		02/01/25		1,200	$1,176,372

Software 0.4%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	2.250		08/15/21		90	89,984
Sr. Unsec’d. Notes	3.000		08/15/26		190	185,705
First Data Corp., Gtd. Notes, 144A	7.000		12/01/23		1,130	1,183,675
Quintiles IMS, Inc., Gtd. Notes, 144A	3.500		10/15/24	EUR	920	1,035,119

						2,494,483

Telecommunications 0.1%
CommScope, Inc., Gtd. Notes, 144A	5.000		06/15/21		200	204,500
Qwest Corp., Sr. Unsec’d. Notes	6.500		06/01/17		465	477,206

						681,706

Transportation 0.3%
FedEx Corp.,
Gtd. Notes	1.000		01/11/23	EUR	500	558,955
Gtd. Notes	1.625		01/11/27	EUR	840	950,518
Norfolk Southern Corp., Sr. Unsec’d. Notes	6.000		03/15/2105		300	347,011
						1,856,484

TOTAL CORPORATE BONDS (cost $68,914,677)						69,209,515

MUNICIPAL BONDS 0.2%

Puerto Rico
Commonwealth of Puerto Rico,
GO	2.145	(a)	07/01/20		300	296,058
GO	5.250		07/01/17		125	125,364
Puerto Rico Highways & Transportation Authority, Series E, Revenue Bonds	5.500		07/01/17		250	256,535
Puerto Rico Sales Tax Financing Corp., Revenue Bonds, CABs	4.780	(k)	08/01/41		1,265	392,959

TOTAL MUNICIPAL BONDS (cost $967,593)						1,070,916

RESIDENTIAL MORTGAGE-BACKED SECURITIES 3.5%
APS Resecuritization Trust, Series 2016-1, Class 1A, 144A	0.673	(a)	07/31/57		3,106	2,893,430
Banc of America Funding Trust, Series 2014-R5, Class 1A1, 144A	2.748	(a)	09/26/45		677	664,858

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Fannie Mae Connecticut Avenue Securities, Series 2016-C04, Class 1M1(l)	1.984	%(a)	01/25/29		572	$574,605
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA1, Class M3(l)	3.834	(a)	10/25/27		1,000	1,025,480
Series 2016-HQA2, Class M2(l)	2.784	(a)	11/25/28		950	965,774
IndyMac INDX Mortgage Loan Trust, Series 2004-AR15, Class 3A1	2.959	(a)	02/25/35		2,157	2,049,713
LSTAR Securities Investment Ltd.,
Series 2014-2, Class A, 144A	2.527	(a)	12/01/21		742	734,512
Series 2015-2, Class A, 144A	2.527	(a)	01/01/20		1,217	1,210,586
LSTAR Securities Investment Ltd. (Cayman Islands),
Series 2015-6, Class A, 144A(h)	2.527	(a)	05/01/20		305	300,046
Series 2015-8, Class A1, 144A	2.527	(a)	08/01/20		2,206	2,198,465
Series 2016-1, Class A1, 144A	2.527	(a)	01/01/21		1,139	1,116,374
Series 2016-3, Class A, 144A	2.527	(a)	09/01/21		889	882,478
Paragon Mortgages PLC (United Kingdom),
Series 11X, Class BB, RegS	0.169	(a)	10/15/41	EUR	4,030	3,814,685
Series 12X, Class B1B, RegS	0.181	(a)	11/15/38	EUR	1,359	1,273,862
Series 13X, Class B1B, RegS	0.069	(a)	01/15/39	EUR	2,000	1,844,009

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $21,577,822)						21,548,877

U.S. GOVERNMENT AGENCY OBLIGATIONS 0.3%
Federal National Mortgage Assoc.	5.375		12/07/28	GBP	275	452,211
Tennessee Valley Authority,
Sr. Unsec’d. Notes	5.350		06/07/21	GBP	430	618,797
Sr. Unsec’d. Notes	5.625		06/07/32	GBP	191	327,488
Sr. Unsec’d. Notes	7.125		05/01/30		300	452,231

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $2,158,810)						1,850,727

U.S. TREASURY OBLIGATIONS 7.8%
U.S. Treasury Bonds	2.250		08/15/46		300	279,012
U.S. Treasury Bonds(i)	2.500		05/15/46		7,080	6,950,294
U.S. Treasury Notes	1.500		08/15/26		515	499,630
U.S. Treasury Notes	1.625		10/31/23		7,165	7,164,721
U.S. Treasury Notes(d)	1.750		10/31/20		3,000	3,063,048
U.S. Treasury Notes(i)	1.750		01/31/23		16,000	16,188,752
U.S. Treasury Notes	2.125		09/30/21		2,330	2,415,099
U.S. Treasury Notes	2.250		04/30/21		8,900	9,270,952
U.S. Treasury Strips Coupon	1.881	(g)	05/15/31		400	287,327

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	41

Portfolio of Investments (continued)

as of October 31, 2016

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 1)
U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	1.898	%(g)	08/15/29		400	$302,832
U.S. Treasury Strips Coupon	2.100	(g)	11/15/35		800	496,823
U.S. Treasury Strips Coupon(i)	2.264	(g)	08/15/40		800	424,022

TOTAL U.S. TREASURY OBLIGATIONS (cost $48,079,027)						47,342,512

				Shares
PREFERRED STOCK

Banking
Citigroup Capital XIII, 7.257(Capital Security, fixed to floating preferred) (cost $100,000)					4,000	104,040

TOTAL LONG-TERM INVESTMENTS (cost $600,535,967)						591,506,468

SHORT-TERM INVESTMENTS 3.0%

AFFILIATED MUTUAL FUNDS 1.1%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund(m)					4,210,938	4,210,938
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $2,526,721; includes $2,525,720 of cash collateral for securities on loan)(m)(n)					2,526,611	2,527,116

TOTAL AFFILIATED MUTUAL FUNDS (cost $6,737,659)(Note 3)						6,738,054

				Principal Amount (000)#

FOREIGN CERTIFICATE OF DEPOSIT 0.5%
Bank of Montreal (Canada) (cost $3,000,000)	1.149	(a)	03/10/17		3,000	3,003,141

FOREIGN COMMERCIAL PAPER 0.5%
Ontario Teacher Finance Trust (Canada), 144A (cost $2,987,683)	1.259	(o)	03/01/17		3,000	2,990,390

FOREIGN TREASURY OBLIGATION 0.7%
Letras del Banco Central de la Republica Argentina (Argentina) (cost $3,976,418)	24.645	(o)	11/23/16	ARS	60,958	3,958,120

See Notes to Financial Statements.

42

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* 0.2%

Call Options
5 Year CDX.NA.IG.26.V1, expiring 11/16/16, Strike Price $60.00	Citigroup Global Markets		40,000	$456
5 Year CDX.NA.IG.27.V1, expiring 01/18/17, Strike Price $62.50	JPMorgan Chase		60,000	9,500
Currency Option Euro vs Turkish Lira, expiring 04/26/17, Strike Price 5.00	Credit Suisse First Boston Corp.	EUR	6,500	6,676
Currency Option United States Dollar vs Brazilian Real, expiring 04/26/17, Strike Price 6.00	Credit Suisse First Boston Corp.		7,000	1,935
expiring 04/26/17, Strike Price 7.50	Credit Suisse First Boston Corp.		4,000	262
Currency Option United States Dollar vs Indian Rupee, expiring 07/27/17, Strike Price 71.50	JPMorgan Chase		7,000	93,484
Currency Option United States Dollar vs Mexican Peso, expiring 12/02/16, Strike Price 21.00	JPMorgan Chase		4,000	18,449
expiring 09/27/17, Strike Price 22.50	Citigroup Global Markets		7,000	144,691
expiring 12/14/16, Strike Price 25.00	Citigroup Global Markets		14,000	7,492
Currency Option United States Dollar vs Polish Zloty, expiring 12/08/16, Strike Price 6.00	Citigroup Global Markets		4,000	3
Currency Option United States Dollar vs South African Rand, expiring 11/08/16, Strike Price 25.00	Credit Suisse First Boston Corp.		5,000	—
Currency Option United States Dollar vs South Korean Won, expiring 05/29/17, Strike Price 1,500.00	Citigroup Global Markets		7,000	12,950
Currency Option United States Dollar vs Turkish Lira, expiring 03/03/17, Strike Price 4.25	Morgan Stanley		8,000	6,155
expiring 11/08/16, Strike Price 5.00	Credit Suisse First Boston Corp.		5,000	—

				302,053

Put Options 0.2%
5 Year CDX.NA.IG.26.V1, expiring 11/16/16, Strike Price $80.00	Citigroup Global Markets		40,000	14,690
5 Year CDX.NA.IG.27.V1, expiring 01/18/17, Strike Price $92.50	JPMorgan Chase		60,000	110,386
Currency Option Australian Dollar vs Japanese Yen, expiring 03/23/17, Strike Price 38.60	Citigroup Global Markets	AUD	38,000	2,300
expiring 06/16/17, Strike Price 70.00	Citigroup Global Markets	AUD	38,000	400,875
Currency Option Euro vs Polish Zloty, expiring 12/08/16, Strike Price 4.10	JPMorgan Chase	EUR	3,650	328
expiring 12/08/16, Strike Price 4.30	Citigroup Global Markets	EUR	3,650	22,285
Currency Option United States Dollar vs Brazilian Real, expiring 11/16/17, Strike Price 3.70	Morgan Stanley		4,000	398,919

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	43

Portfolio of Investments (continued)

as of October 31, 2016

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS PURCHASED* (Continued)

Put Options (cont’d.)
Currency Option United States Dollar vs Mexican Peso, expiring 09/27/17, Strike Price 18.00	Citigroup Global Markets		7,000	$132,697
Currency Option United States Dollar vs Turkish Lira, expiring 03/03/17, Strike Price 2.80	Credit Suisse First Boston Corp.		4,000	2,002

				1,084,482

TOTAL OPTIONS PURCHASED (cost $2,459,837)				1,386,535

TOTAL SHORT-TERM INVESTMENTS (cost $19,161,597)				18,076,240

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 100.2% (cost $619,697,564)(Note 5)				609,582,708

OPTIONS WRITTEN* (0.3)%

Call Options (0.2)%
5 Year CDX.NA.IG.27.V1, expiring 01/18/17, Strike Price $70.00	JPMorgan Chase		60,000	(42,270)
Currency Option Euro vs Turkish Lira, expiring 06/27/18, Strike Price 5.00	Credit Suisse First Boston Corp.	EUR	6,500	(158,508)
Currency Option United States Dollar vs Brazilian Real, expiring 06/27/18, Strike Price 6.00	Credit Suisse First Boston Corp.		7,000	(85,995)
expiring 11/16/17, Strike Price 7.50	Morgan Stanley		4,000	(6,743)
Currency Option United States Dollar vs Indian Rupee, expiring 07/27/17, Strike Price 75.50	JPMorgan Chase		7,000	(37,945)
Currency Option United States Dollar vs Mexican Peso, expiring 12/02/16, Strike Price 21.00	JPMorgan Chase		4,000	(18,449)
expiring 09/27/17, Strike Price 25.00	Citigroup Global Markets		21,000	(206,428)
Currency Option United States Dollar vs Polish Zloty, expiring 12/08/16, Strike Price 4.65	Barclays Capital Group		4,000	(232)
Currency Option United States Dollar vs South African Rand, expiring 11/08/17, Strike Price 25.00	Credit Suisse First Boston Corp.		5,000	(34,098)
Currency Option United States Dollar vs South Korean Won, expiring 07/27/18, Strike Price 1,500.00	Citigroup Global Markets		7,000	(101,307)
Currency Option United States Dollar vs Turkish Lira, expiring 09/28/17, Strike Price 4.00	Morgan Stanley		4,000	(52,011)
expiring 03/03/17, Strike Price 4.25	Credit Suisse First Boston Corp.		4,000	(3,078)
expiring 11/08/17, Strike Price 5.00	Credit Suisse First Boston Corp.		5,000	(27,366)

				(774,430)

See Notes to Financial Statements.

44

Description	Counterparty	Notional Amount (000)#		Value (Note 1)
OPTIONS WRITTEN* (Continued)

Put Options (0.1)%
5 Year CDX.NA.IG.26.V1, expiring 11/16/16, Strike Price $110.00	Citigroup Global Markets		40,000	$(750)
Currency Option Australian Dollar vs Japanese Yen, expiring 06/16/17, Strike Price 61.00	Citigroup Global Markets	AUD	76,000	(289,802)
Currency Option Euro vs Polish Zloty,
expiring 12/08/16, Strike Price 4.10	Citigroup Global Markets	EUR	3,650	(328)
expiring 12/08/16, Strike Price 4.30	JPMorgan Chase	EUR	3,650	(22,285)
Currency Option United States Dollar vs Brazilian Real, expiring 11/16/17, Strike Price 3.70	Citigroup Global Markets		4,000	(398,919)

				(712,084)

TOTAL OPTIONS WRITTEN (premiums received $3,004,326)				(1,486,514)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 99.9% (cost $616,693,238)				608,096,194
Other assets in excess of liabilities(p) 0.1%				397,723

NET ASSETS 100.0%				$608,493,917

The following abbreviations are used in the annual report.

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

RegS—Regulation S. Security was purchased pursuant to Regulation S and may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

ABS—Asset-Backed Security

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

bps—Basis Points

BUBOR—Budapest Interbank Offered Rate

BZDIOVER—Overnight Brazil Cetip Interbank Deposit

CABs—Capital Appreciation Bonds

CAOIS—Overnight Bank of Canada Repo Rate

CAS—Connecticut Avenue Securities

CDO—Collateralized Debt Obligation

CDX—Credit Derivative Index

CIBOR—Copenhagen Interbank Offered Rate

CLICP—Chilean Indice Camara Promedio

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage Backed Securities Index

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	45

Portfolio of Investments (continued)

as of October 31, 2016

CMM—Constant Maturity Mortgage

CMT—Constant Maturity Treasury

COOIS—Colombia Overnight Interbank Reference Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corp.

GMTN—Global Medium Term Note

GO—General Obligation

HIBOR—Hong Kong Interbank Offered Rate

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimiilables du Tresor (French Treasury Bond)

OTC—Over-the-counter

PIK—Payment-in-Kind

PRIBOR—Prague Interbank Offered Rate

SIBOR—Singapore Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STACR—Structured Agency Credit Risk

STIBOR—Stockholm Interbank Offered Rate

STRIPS—Separate Trading of Registered Interest and Principal of Securities

TAIBOR—Taiwan Interbank Offered Rate

TELBOR—Tel Aviv Interbank Offered Rate

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

ARS—Argentine Peso

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

See Notes to Financial Statements.

46

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

ZAR—South African Rand

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
(a)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2016.
(b)	Indicates a security that has been deemed illiquid. (unaudited)
(c)	Indicates a restricted security; the aggregate original cost of such securities is $2,419,017. The aggregate value of $2,496,119 is approximately 0.4% of net assets.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(e)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.
(f)	Represents security, or a portion thereof, segregated as collateral for centrally cleared swap agreements.
(g)	Represents a zero coupon or step bond. Rate quoted represents yield-to-maturity at purchase date.
(h)	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,690,608 and 1.3% of net assets.
(i)	Represents security, or a portion thereof, segregated as collateral for OTC swap agreements.
(j)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $2,474,127; cash collateral of $2,525,720 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(k)	Represents a zero coupon or step bond. Rate quoted represents effective yield at October 31, 2016.
(l)	Represents CAS issued by Fannie Mae or STACR securities issued by Freddie Mac.
(m)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(n)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(o)	Rate quoted represents yield-to-maturity as of purchase date.
(p)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	47

Portfolio of Investments (continued)

as of October 31, 2016

Futures contracts outstanding at October 31, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
213	90 Day Sterling	Dec. 2016	$25,969,026	$25,964,418	$(4,608)
1,594	5 Year U.S. Treasury Notes	Dec. 2016	193,528,119	192,550,219	(977,900)
16	10 Year Australian Treasury Bonds	Dec. 2016	1,648,229	1,614,172	(34,057)
4	10 Year Canadian Government Bonds	Dec. 2016	429,889	431,283	1,394
56	10 Year Euro-Bund	Dec. 2016	9,966,244	9,969,285	3,041
1,026	10 Year U.S. Treasury Notes	Dec. 2016	133,924,780	132,995,250	(929,530)
254	30 Year U.S. Ultra Treasury Bonds	Dec. 2016	47,197,146	44,688,125	(2,509,021)
2	Euro Schatz. DUA Index	Dec. 2016	246,084	245,853	(231)

					(4,450,912)

	Short Positions:
62	2 Year U.S. Treasury Notes	Dec. 2016	13,523,468	13,524,719	(1,251)
76	5 Year Euro-Bobl	Dec. 2016	10,984,589	10,938,427	46,162
16	10 Year U.K. Gilt	Dec. 2016	2,476,245	2,454,669	21,576
40	20 Year U.S. Treasury Bonds	Dec. 2016	6,786,769	6,508,750	278,019
59	30 Year Euro-Buxl	Dec. 2016	11,678,234	11,650,387	27,847

					372,353

					$(4,078,559)

Foreign Bonds and a U.S. Treasury Obligation with a combined market value of $4,459,046 have been segregated with J.P. Morgan Securities LLC to cover requirements for open futures contracts at October 31, 2016.

Forward foreign currency exchange contracts outstanding at October 31, 2016:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Bank of America	AUD	1,214	$923,762	$921,758	$(2,004)
Expiring 01/13/17	Bank of America	AUD	978	744,418	742,664	(1,754)
Expiring 01/13/17	Barclays Capital Group	AUD	261	199,000	198,546	(454)
Expiring 01/13/17	Citigroup Global Markets	AUD	364	278,000	276,094	(1,906)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	981	744,418	744,970	552
Expiring 01/13/17	JPMorgan Chase	AUD	1,579	1,191,967	1,198,581	6,614
Expiring 01/13/17	JPMorgan Chase	AUD	1,214	923,761	921,634	(2,127)
Expiring 01/13/17	UBS AG	AUD	201	154,000	152,335	(1,665)

See Notes to Financial Statements.

48

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Australian Dollar, (cont’d.)
Expiring 01/27/17	JPMorgan Chase	AUD	2,913	$2,230,395	$2,210,947	$(19,448)
Expiring 01/31/17	Bank of America	AUD	101	77,000	76,891	(109)
Expiring 01/31/17	Barclays Capital Group	AUD	318	243,000	241,104	(1,896)
Expiring 01/31/17	Barclays Capital Group	AUD	194	147,000	147,053	53
Brazilian Real,
Expiring 11/03/16	Barclays Capital Group	BRL	1,476	459,285	461,876	2,591
Expiring 11/03/16	Goldman Sachs & Co.	BRL	9,977	3,052,079	3,122,841	70,762
Expiring 11/03/16	Goldman Sachs & Co.	BRL	2,690	826,162	841,813	15,651
Expiring 11/03/16	Hong Kong & Shanghai Bank	BRL	5,852	1,833,482	1,831,775	(1,707)
Expiring 11/03/16	JPMorgan Chase	BRL	669	214,000	209,407	(4,593)
Expiring 12/02/16	Citigroup Global Markets	BRL	669	210,645	207,524	(3,121)
Expiring 12/02/16	Credit Suisse First Boston Corp.	BRL	19,995	6,322,270	6,202,034	(120,236)
Expiring 12/02/16	UBS AG	BRL	4,788	1,515,218	1,485,156	(30,062)
Expiring 01/31/17	Credit Suisse First Boston Corp.	BRL	721	224,371	219,541	(4,830)
Expiring 01/31/17	UBS AG	BRL	315	98,000	95,796	(2,204)
Expiring 04/28/17	Credit Suisse First Boston Corp.	BRL	610	171,428	181,623	10,195
Expiring 11/20/17	Citigroup Global Markets	BRL	5,658	1,368,319	1,609,489	241,170
British Pound,
Expiring 01/27/17	Bank of America	GBP	1,245	1,534,499	1,527,223	(7,276)
Expiring 01/27/17	Barclays Capital Group	GBP	141	173,000	172,993	(7)
Expiring 01/27/17	Citigroup Global Markets	GBP	793	969,740	972,975	3,235
Expiring 01/27/17	Citigroup Global Markets	GBP	148	180,000	181,611	1,611
Expiring 01/27/17	UBS AG	GBP	3,196	3,885,000	3,920,116	35,116
Expiring 01/27/17	UBS AG	GBP	187	230,000	229,052	(948)
Canadian Dollar,
Expiring 01/13/17	Barclays Capital Group	CAD	161	121,000	119,747	(1,253)
Expiring 01/13/17	Citigroup Global Markets	CAD	3,890	2,957,500	2,901,932	(55,568)
Expiring 01/13/17	JPMorgan Chase	CAD	1,175	891,020	876,304	(14,716)
Expiring 01/13/17	UBS AG	CAD	2,769	2,086,335	2,065,694	(20,641)
Expiring 01/13/17	UBS AG	CAD	225	169,999	167,745	(2,254)
Expiring 01/13/17	UBS AG	CAD	183	137,000	136,890	(110)
Expiring 01/13/17	UBS AG	CAD	175	131,000	130,221	(779)
Chilean Peso,
Expiring 01/23/17	Hong Kong & Shanghai Bank	CLP	285,484	422,914	434,248	11,334
Chinese Renminbi,
Expiring 01/26/17	Hong Kong & Shanghai Bank	CNH	9,006	1,319,705	1,325,611	5,906
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	3,120,312	1,068,600	1,036,034	(32,566)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	49

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Czech Koruna,
Expiring 01/25/17	Hong Kong & Shanghai Bank	CZK	12,605	$515,558	$515,728	$170
Euro,
Expiring 12/12/16	Barclays Capital Group	EUR	255	283,629	280,466	(3,163)
Expiring 01/27/17	Barclays Capital Group	EUR	489	537,000	539,455	2,455
Expiring 01/27/17	Barclays Capital Group	EUR	287	315,000	316,465	1,465
Expiring 01/27/17	Barclays Capital Group	EUR	224	245,000	247,079	2,079
Expiring 01/27/17	Goldman Sachs & Co.	EUR	2,260	2,470,484	2,491,308	20,824
Expiring 01/27/17	Goldman Sachs & Co.	EUR	390	427,947	429,836	1,889
Expiring 01/27/17	Goldman Sachs & Co.	EUR	294	322,609	323,682	1,073
Expiring 01/27/17	JPMorgan Chase	EUR	472	517,164	520,781	3,617
Expiring 01/27/17	JPMorgan Chase	EUR	258	282,734	284,566	1,832
Expiring 01/27/17	UBS AG	EUR	493	543,000	543,425	425
Expiring 01/27/17	UBS AG	EUR	211	232,000	232,363	363
Expiring 01/27/17	UBS AG	EUR	205	224,999	226,244	1,245
Expiring 01/31/17	Barclays Capital Group	EUR	130	142,999	143,784	785
Expiring 01/31/17	UBS AG	EUR	35	39,000	38,859	(141)
Hungarian Forint,
Expiring 01/25/17	UBS AG	HUF	94,156	333,000	335,281	2,281
Indian Rupee,
Expiring 12/09/16	Barclays Capital Group	INR	30,455	452,586	453,333	747
Expiring 12/09/16	Citigroup Global Markets	INR	88,848	1,319,591	1,322,553	2,962
Expiring 01/20/17	Citigroup Global Markets	INR	206,378	3,051,123	3,053,120	1,997
Expiring 01/20/17	Goldman Sachs & Co.	INR	120,086	1,777,625	1,776,527	(1,098)
Expiring 01/20/17	Goldman Sachs & Co.	INR	100,437	1,488,836	1,485,846	(2,990)
Expiring 07/31/17	JPMorgan Chase	INR	96,648	1,360,000	1,391,761	31,761
Indonesian Rupiah,
Expiring 11/22/16	Bank of America	IDR	27,737,402	2,074,600	2,119,748	45,148
Expiring 11/22/16	Barclays Capital Group	IDR	5,176,251	394,772	395,579	807
Expiring 11/22/16	Citigroup Global Markets	IDR	12,734,823	964,029	973,221	9,192
Expiring 11/22/16	Citigroup Global Markets	IDR	7,138,505	535,000	545,539	10,539
Expiring 11/22/16	Citigroup Global Markets	IDR	6,527,748	487,000	498,864	11,864
Expiring 11/22/16	Citigroup Global Markets	IDR	5,475,604	412,000	418,457	6,457
Expiring 11/22/16	Citigroup Global Markets	IDR	3,116,321	239,001	238,156	(845)
Expiring 11/22/16	JPMorgan Chase	IDR	11,760,896	896,000	898,791	2,791
Expiring 11/22/16	JPMorgan Chase	IDR	7,112,340	540,000	543,539	3,539
Expiring 11/22/16	JPMorgan Chase	IDR	3,801,610	290,000	290,527	527
Expiring 11/22/16	JPMorgan Chase	IDR	2,409,480	184,000	184,137	137
Expiring 11/22/16	UBS AG	IDR	17,263,490	1,321,859	1,319,310	(2,549)
Expiring 11/22/16	UBS AG	IDR	7,311,720	559,000	558,776	(224)

See Notes to Financial Statements.

50

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Indonesian Rupiah, (cont’d.)
Expiring 11/22/16	UBS AG	IDR	6,941,940	$530,000	$530,517	$517
Expiring 11/22/16	UBS AG	IDR	6,014,199	459,000	459,617	617
Expiring 11/22/16	UBS AG	IDR	4,696,303	357,000	358,901	1,901
Expiring 11/22/16	UBS AG	IDR	2,024,664	153,000	154,729	1,729
Expiring 01/20/17	Citigroup Global Markets	IDR	23,425,720	1,777,625	1,773,069	(4,556)
Japanese Yen,
Expiring 01/27/17	Barclays Capital Group	JPY	12,157	117,000	116,363	(637)
Expiring 01/27/17	Goldman Sachs & Co.	JPY	27,747	264,675	265,596	921
Expiring 01/27/17	Hong Kong & Shanghai Bank	JPY	47,285	450,921	452,606	1,685
Expiring 01/27/17	Hong Kong & Shanghai Bank	JPY	26,882	257,991	257,309	(682)
Expiring 01/27/17	Morgan Stanley	JPY	38,736	368,846	370,777	1,931
Expiring 01/27/17	UBS AG	JPY	10,678,432	102,790,396	102,213,030	(577,366)
Expiring 01/27/17	UBS AG	JPY	57,271	547,013	548,193	1,180
Expiring 01/31/17	UBS AG	JPY	11,866	113,000	113,599	599
Malaysian Ringgit,
Expiring 11/10/16	UBS AG	MYR	3,857	933,822	918,932	(14,890)
Expiring 12/09/16	Barclays Capital Group	MYR	3,857	932,063	917,508	(14,555)
Expiring 12/09/16	JPMorgan Chase	MYR	6,866	1,660,205	1,633,174	(27,031)
Expiring 12/21/16	Bank of America	MYR	5,520	1,328,613	1,312,456	(16,157)
Expiring 12/21/16	Barclays Capital Group	MYR	7,235	1,732,500	1,720,082	(12,418)
Expiring 12/21/16	JPMorgan Chase	MYR	6,496	1,570,840	1,544,455	(26,385)
Expiring 01/11/17	Barclays Capital Group	MYR	2,616	621,608	621,493	(115)
Mexican Peso,
Expiring 12/06/16	JPMorgan Chase	MXN	16,156	860,000	851,184	(8,816)
Expiring 01/20/17	Goldman Sachs & Co.	MXN	24,421	1,275,259	1,280,415	5,156
Expiring 01/24/17	Citigroup Global Markets	MXN	3,477	186,000	182,215	(3,785)
Expiring 01/31/17	Bank of America	MXN	1,470	77,000	76,952	(48)
Expiring 01/31/17	Barclays Capital Group	MXN	1,827	97,000	95,657	(1,343)
Expiring 01/31/17	Barclays Capital Group	MXN	1,804	95,000	94,467	(533)
Expiring 01/31/17	Citigroup Global Markets	MXN	2,043	108,347	106,978	(1,369)
New Taiwanese Dollar,
Expiring 11/21/16	JPMorgan Chase	TWD	28,985	885,713	918,868	33,155
Expiring 12/15/16	Bank of America	TWD	56,251	1,801,192	1,784,238	(16,954)
Expiring 12/15/16	Bank of America	TWD	7,836	251,000	248,555	(2,445)
Expiring 12/15/16	Citigroup Global Markets	TWD	12,941	409,000	410,469	1,469
Expiring 12/15/16	Citigroup Global Markets	TWD	7,918	250,000	251,136	1,136
Expiring 12/15/16	Citigroup Global Markets	TWD	7,088	226,000	224,819	(1,181)
Expiring 12/15/16	JPMorgan Chase	TWD	25,762	818,000	817,150	(850)
Expiring 12/15/16	JPMorgan Chase	TWD	25,275	795,000	801,714	6,714

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	51

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
New Taiwanese Dollar, (cont’d.)
Expiring 12/15/16	JPMorgan Chase	TWD	18,955	$599,000	$601,247	$2,247
Expiring 12/15/16	JPMorgan Chase	TWD	15,326	486,000	486,112	112
Expiring 12/15/16	JPMorgan Chase	TWD	11,036	354,000	350,050	(3,950)
Expiring 12/15/16	UBS AG	TWD	30,729	970,000	974,711	4,711
Expiring 12/15/16	UBS AG	TWD	20,110	633,000	637,866	4,866
Expiring 12/15/16	UBS AG	TWD	14,846	473,000	470,896	(2,104)
Expiring 12/15/16	UBS AG	TWD	7,006	222,000	222,227	227
Expiring 12/15/16	UBS AG	TWD	5,044	159,000	160,003	1,003
New Zealand Dollar,
Expiring 01/13/17	Goldman Sachs & Co.	NZD	1,100	775,800	784,672	8,872
Expiring 01/13/17	UBS AG	NZD	2,074	1,488,835	1,478,870	(9,965)
Expiring 01/13/17	UBS AG	NZD	199	140,001	141,605	1,604
Norwegian Krone,
Expiring 01/25/17	Barclays Capital Group	NOK	3,150	381,000	381,297	297
Peruvian Nuevo Sol,
Expiring 12/09/16	Barclays Capital Group	PEN	1,325	386,539	392,167	5,628
Expiring 12/09/16	Citigroup Global Markets	PEN	2,987	879,102	883,969	4,867
Expiring 01/23/17	Citigroup Global Markets	PEN	4,714	1,369,299	1,388,170	18,871
Expiring 01/23/17	Goldman Sachs & Co.	PEN	4,714	1,371,889	1,388,171	16,282
Expiring 01/23/17	JPMorgan Chase	PEN	1,415	417,000	416,608	(392)
Philippine Peso,
Expiring 12/21/16	JPMorgan Chase	PHP	9,043	185,000	186,665	1,665
Expiring 12/21/16	UBS AG	PHP	47,080	967,000	971,815	4,815
Expiring 01/20/17	Citigroup Global Markets	PHP	89,666	1,834,038	1,849,797	15,759
Expiring 01/20/17	Citigroup Global Markets	PHP	63,727	1,312,878	1,314,679	1,801
Polish Zloty,
Expiring 12/12/16	Citigroup Global Markets	PLN	1,785	456,495	454,529	(1,966)
Expiring 01/25/17	Barclays Capital Group	PLN	1,036	260,000	263,610	3,610
Expiring 01/25/17	Barclays Capital Group	PLN	750	189,000	190,916	1,916
Expiring 01/25/17	Goldman Sachs & Co.	PLN	2,037	517,042	518,486	1,444
Russian Ruble,
Expiring 12/09/16	Bank of America	RUB	215,783	3,403,254	3,368,400	(34,854)
Expiring 12/09/16	Bank of America	RUB	25,215	394,723	393,607	(1,116)
Expiring 12/09/16	Bank of America	RUB	16,393	257,999	255,901	(2,098)
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	1,832	1,325,051	1,317,426	(7,625)
Expiring 12/21/16	Barclays Capital Group	SGD	950	682,000	682,753	753
Expiring 12/21/16	UBS AG	SGD	1,218	877,000	875,518	(1,482)
Expiring 01/11/17	Citigroup Global Markets	SGD	1,286	888,889	924,412	35,523

See Notes to Financial Statements.

52

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
South African Rand,
Expiring 11/10/16	Credit Suisse First Boston Corp.	ZAR	6,805	$380,000	$503,701	$123,701
Expiring 11/10/16	Credit Suisse First Boston Corp.	ZAR	2,978	200,000	220,437	20,437
Expiring 01/13/17	Citigroup Global Markets	ZAR	13,351	960,500	975,125	14,625
Expiring 01/13/17	Citigroup Global Markets	ZAR	3,182	219,887	232,438	12,551
Expiring 01/13/17	Hong Kong & Shanghai Bank	ZAR	2,235	154,663	163,209	8,546
Expiring 01/31/17	Barclays Capital Group	ZAR	1,714	121,000	124,746	3,746
South Korean Won,
Expiring 11/21/16	JPMorgan Chase	KRW	808,956	694,800	706,909	12,109
Expiring 11/21/16	JPMorgan Chase	KRW	228,761	192,317	199,904	7,587
Expiring 12/21/16	Bank of America	KRW	262,214	238,000	229,114	(8,886)
Expiring 12/21/16	Barclays Capital Group	KRW	806,123	715,918	704,364	(11,554)
Expiring 12/21/16	Citigroup Global Markets	KRW	1,130,712	1,012,375	987,978	(24,397)
Expiring 12/21/16	Hong Kong & Shanghai Bank	KRW	5,860,171	5,293,023	5,120,424	(172,599)
Expiring 12/21/16	UBS AG	KRW	501,705	442,000	438,374	(3,626)
Expiring 01/31/17	UBS AG	KRW	116,669	104,000	101,936	(2,064)
Thai Baht,
Expiring 11/22/16	Citigroup Global Markets	THB	92,475	2,649,472	2,641,004	(8,468)
Expiring 01/20/17	Citigroup Global Markets	THB	83,106	2,316,388	2,372,049	55,661
Expiring 01/20/17	Citigroup Global Markets	THB	83,105	2,322,657	2,372,004	49,347
Expiring 01/20/17	Citigroup Global Markets	THB	26,003	736,000	742,184	6,184
Expiring 01/20/17	Citigroup Global Markets	THB	9,653	276,000	275,510	(490)
Expiring 01/20/17	Citigroup Global Markets	THB	8,558	244,000	244,274	274
Turkish Lira,
Expiring 11/09/16	Credit Suisse First Boston Corp.	TRY	477	150,000	153,864	3,864
Expiring 11/09/16	Credit Suisse First Boston Corp.	TRY	165	50,000	53,320	3,320
Expiring 11/18/16	Bank of America	TRY	4,293	1,428,100	1,382,213	(45,887)
Expiring 11/18/16	Bank of America	TRY	706	234,813	227,300	(7,513)
Expiring 11/18/16	Barclays Capital Group	TRY	12,576	4,083,035	4,048,886	(34,149)
Expiring 11/18/16	Barclays Capital Group	TRY	1,534	499,000	493,870	(5,130)
Expiring 11/18/16	Barclays Capital Group	TRY	1,509	487,999	485,723	(2,276)
Expiring 11/18/16	Citigroup Global Markets	TRY	5,729	1,927,169	1,844,388	(82,781)
Expiring 11/18/16	JPMorgan Chase	TRY	1,714	550,331	551,950	1,619
Expiring 11/18/16	UBS AG	TRY	953	308,000	306,693	(1,307)
Expiring 01/31/17	Barclays Capital Group	TRY	408	130,000	129,295	(705)
Expiring 01/31/17	Barclays Capital Group	TRY	312	100,000	98,844	(1,156)

				$245,186,347	$244,723,362	(462,985)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	53

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts:
Australian Dollar,
Expiring 01/13/17	Barclays Capital Group	AUD	163	$124,000	$124,056	$(56)
Expiring 01/13/17	Barclays Capital Group	AUD	156	118,000	118,584	(584)
Expiring 01/13/17	Citigroup Global Markets	AUD	2,501	1,897,241	1,898,881	(1,640)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	1,991	1,508,983	1,511,636	(2,653)
Expiring 01/13/17	Goldman Sachs & Co.	AUD	1,028	775,800	780,232	(4,432)
Expiring 01/13/17	JPMorgan Chase	AUD	1,535	1,168,106	1,165,793	2,313
Expiring 01/13/17	Morgan Stanley	AUD	2,549	1,944,095	1,935,406	8,689
Expiring 01/13/17	UBS AG	AUD	2,248	1,695,172	1,706,655	(11,483)
Expiring 01/31/17	UBS AG	AUD	159	120,000	120,413	(413)
Brazilian Real,
Expiring 11/03/16	Citigroup Global Markets	BRL	669	212,485	209,407	3,078
Expiring 11/03/16	Credit Suisse First Boston Corp.	BRL	19,995	6,378,031	6,258,305	119,726
Expiring 01/31/17	UBS AG	BRL	245	75,000	74,550	450
Expiring 11/20/17	Morgan Stanley	BRL	5,658	1,200,000	1,609,490	(409,490)
Expiring 06/29/18	Credit Suisse First Boston Corp.	BRL	3,334	857,143	948,480	(91,337)
British Pound,
Expiring 01/27/17	Barclays Capital Group	GBP	114	138,999	139,401	(402)
Expiring 01/27/17	UBS AG	GBP	20,608	25,050,661	25,277,088	(226,427)
Canadian Dollar,
Expiring 01/13/17	Bank of America	CAD	1,759	1,326,909	1,312,077	14,832
Expiring 01/13/17	Barclays Capital Group	CAD	694	520,000	517,653	2,347
Expiring 01/13/17	Barclays Capital Group	CAD	208	156,000	155,495	505
Expiring 01/13/17	Citigroup Global Markets	CAD	203	152,000	151,305	695
Expiring 01/13/17	Goldman Sachs & Co.	CAD	2,031	1,519,335	1,514,889	4,446
Expiring 01/13/17	Goldman Sachs & Co.	CAD	1,982	1,488,836	1,478,748	10,088
Expiring 01/13/17	Goldman Sachs & Co.	CAD	1,760	1,326,909	1,313,157	13,752
Expiring 01/13/17	UBS AG	CAD	2,008	1,505,419	1,498,080	7,339
Expiring 01/13/17	UBS AG	CAD	441	331,000	329,009	1,991
Expiring 01/13/17	UBS AG	CAD	317	244,000	236,781	7,219
Chilean Peso,
Expiring 01/23/17	Hong Kong & Shanghai Bank	CLP	251,272	372,232	382,208	(9,976)
Colombian Peso,
Expiring 11/10/16	Bank of America	COP	877,610	298,000	291,392	6,608
Expiring 11/10/16	Bank of America	COP	760,977	257,000	252,666	4,334
Expiring 11/10/16	JPMorgan Chase	COP	730,510	250,000	242,551	7,449
Expiring 11/10/16	UBS AG	COP	1,051,777	355,999	349,220	6,779
Expiring 01/23/17	Citigroup Global Markets	COP	1,819,016	609,999	597,716	12,283
Danish Krone,
Expiring 01/25/17	Goldman Sachs & Co.	DKK	4,516	668,548	669,323	(775)

See Notes to Financial Statements.

54

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Euro,
Expiring 01/27/17	Bank of America	EUR	2,639	$2,909,595	$2,909,277	$318
Expiring 01/27/17	Citigroup Global Markets	EUR	4,250	4,679,069	4,685,319	(6,250)
Expiring 01/27/17	Citigroup Global Markets	EUR	2,065	2,259,878	2,276,946	(17,068)
Expiring 01/27/17	Goldman Sachs & Co.	EUR	1,480	1,621,088	1,631,516	(10,428)
Expiring 01/27/17	UBS AG	EUR	663	729,350	730,539	(1,189)
Expiring 01/31/17	Barclays Capital Group	EUR	86	94,000	94,806	(806)
Expiring 01/31/17	Barclays Capital Group	EUR	73	79,999	80,378	(379)
Hungarian Forint,
Expiring 01/25/17	Citigroup Global Markets	HUF	1,313,624	4,705,800	4,677,704	28,096
Indian Rupee,
Expiring 12/09/16	UBS AG	INR	48,148	714,000	716,703	(2,703)
Indonesian Rupiah,
Expiring 11/22/16	Bank of America	IDR	37,739,585	2,815,337	2,884,135	(68,798)
Expiring 11/22/16	Bank of America	IDR	7,442,074	558,000	568,738	(10,738)
Expiring 11/22/16	Citigroup Global Markets	IDR	4,057,473	303,000	310,080	(7,080)
Expiring 11/22/16	JPMorgan Chase	IDR	9,892,480	754,000	756,003	(2,003)
Expiring 11/22/16	JPMorgan Chase	IDR	3,363,030	258,000	257,010	990
Israeli Shekel,
Expiring 01/19/17	JPMorgan Chase	ILS	7,069	1,852,141	1,846,513	5,628
Japanese Yen,
Expiring 01/27/17	Barclays Capital Group	JPY	72,262	688,000	691,685	(3,685)
Expiring 01/27/17	Citigroup Global Markets	JPY	202,348	1,939,500	1,936,858	2,642
Expiring 01/27/17	Goldman Sachs & Co.	JPY	191,234	1,820,532	1,830,477	(9,945)
Expiring 01/27/17	JPMorgan Chase	JPY	217,964	2,187,888	2,086,332	101,556
Expiring 01/27/17	UBS AG	JPY	20,732	198,000	198,444	(444)
Expiring 01/27/17	UBS AG	JPY	19,246	185,000	184,218	782
Expiring 01/31/17	Bank of America	JPY	11,911	115,000	114,031	969
Expiring 01/31/17	Barclays Capital Group	JPY	29,540	284,000	282,799	1,201
Expiring 01/31/17	Barclays Capital Group	JPY	15,689	151,000	150,194	806
Malaysian Ringgit,
Expiring 12/21/16	Bank of America	MYR	1,984	473,000	471,596	1,404
Expiring 12/21/16	Citigroup Global Markets	MYR	14,976	3,555,251	3,560,396	(5,145)
Expiring 12/21/16	UBS AG	MYR	2,130	505,000	506,422	(1,422)
Expiring 01/11/17	Credit Suisse First Boston Corp.	MYR	2,319	522,222	550,905	(28,683)
Mexican Peso,
Expiring 12/06/16	JPMorgan Chase	MXN	8,196	442,664	431,817	10,847
Expiring 12/06/16	JPMorgan Chase	MXN	7,960	466,667	419,367	47,300
Expiring 01/24/17	Goldman Sachs & Co.	MXN	38,454	2,045,903	2,015,237	30,666
Expiring 01/24/17	UBS AG	MXN	6,023	320,000	315,659	4,341

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	55

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Mexican Peso, (cont’d.)
Expiring 01/31/17	Barclays Capital Group	MXN	1,726	$92,000	$90,394	$1,606
Expiring 01/31/17	Citigroup Global Markets	MXN	1,641	87,000	85,945	1,055
Expiring 01/31/17	Citigroup Global Markets	MXN	1,638	85,000	85,794	(794)
Expiring 01/31/17	UBS AG	MXN	3,160	167,000	165,493	1,507
Expiring 09/29/17	Citigroup Global Markets	MXN	43,925	2,153,000	2,236,036	(83,036)
New Taiwanese Dollar,
Expiring 11/21/16	JPMorgan Chase	TWD	14,998	471,400	475,447	(4,047)
Expiring 12/15/16	Barclays Capital Group	TWD	49,335	1,464,817	1,564,863	(100,046)
Expiring 12/15/16	Barclays Capital Group	TWD	9,527	300,813	302,180	(1,367)
Expiring 12/15/16	Citigroup Global Markets	TWD	110,274	3,277,090	3,497,794	(220,704)
Expiring 12/15/16	Citigroup Global Markets	TWD	28,384	906,100	900,302	5,798
Expiring 12/15/16	Citigroup Global Markets	TWD	21,137	664,700	670,461	(5,761)
Expiring 12/15/16	UBS AG	TWD	47,653	1,498,523	1,511,511	(12,988)
Expiring 12/15/16	UBS AG	TWD	29,165	917,800	925,100	(7,300)
Expiring 12/15/16	UBS AG	TWD	7,137	226,000	226,368	(368)
New Zealand Dollar,
Expiring 01/13/17	Bank of America	NZD	763	536,972	544,335	(7,363)
Expiring 01/13/17	Barclays Capital Group	NZD	288	203,000	205,601	(2,601)
Expiring 01/13/17	Barclays Capital Group	NZD	184	131,000	131,123	(123)
Expiring 01/13/17	Citigroup Global Markets	NZD	443	318,000	315,952	2,048
Expiring 01/13/17	Goldman Sachs & Co.	NZD	764	536,971	544,563	(7,592)
Expiring 01/13/17	UBS AG	NZD	8,347	5,862,805	5,952,694	(89,889)
Expiring 01/13/17	UBS AG	NZD	753	528,957	536,848	(7,891)
Expiring 01/13/17	UBS AG	NZD	349	249,000	248,879	121
Expiring 01/17/17	Barclays Capital Group	NZD	13,757	9,734,140	9,810,077	(75,937)
Norwegian Krone,
Expiring 01/25/17	Barclays Capital Group	NOK	1,763	215,000	213,453	1,547
Expiring 01/25/17	Goldman Sachs & Co.	NOK	9,007	1,087,600	1,090,353	(2,753)
Expiring 01/25/17	UBS AG	NOK	884	108,459	107,046	1,413
Philippine Peso,
Expiring 12/21/16	Citigroup Global Markets	PHP	93,869	1,940,000	1,937,637	2,363
Expiring 12/21/16	JPMorgan Chase	PHP	93,373	1,930,000	1,927,411	2,589
Expiring 12/21/16	JPMorgan Chase	PHP	81,700	1,679,000	1,686,452	(7,452)
Expiring 12/21/16	JPMorgan Chase	PHP	51,099	1,055,000	1,054,782	218
Expiring 12/21/16	JPMorgan Chase	PHP	33,407	687,000	689,595	(2,595)
Expiring 12/21/16	UBS AG	PHP	94,639	1,948,000	1,953,537	(5,537)
Expiring 01/20/17	JPMorgan Chase	PHP	35,605	730,200	734,516	(4,316)
Expiring 02/02/17	Citigroup Global Markets	PHP	74,035	1,517,110	1,526,926	(9,816)

See Notes to Financial Statements.

56

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Polish Zloty,
Expiring 12/12/16	Barclays Capital Group	PLN	1,586	$400,000	$403,926	$(3,926)
Russian Ruble,
Expiring 12/09/16	JPMorgan Chase	RUB	15,628	245,000	243,957	1,043
Expiring 12/09/16	UBS AG	RUB	13,795	216,000	215,347	653
Singapore Dollar,
Expiring 12/21/16	Bank of America	SGD	2,150	1,578,860	1,545,707	33,153
Expiring 12/21/16	Barclays Capital Group	SGD	717	522,000	515,239	6,761
Expiring 12/21/16	Barclays Capital Group	SGD	574	420,663	412,551	8,112
Expiring 12/21/16	Citigroup Global Markets	SGD	1,828	1,325,052	1,314,320	10,732
Expiring 12/21/16	Citigroup Global Markets	SGD	1,283	923,761	922,306	1,455
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	729	534,760	524,314	10,446
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	729	534,761	524,253	10,508
Expiring 12/21/16	Hong Kong & Shanghai Bank	SGD	718	526,779	516,409	10,370
Expiring 12/21/16	JPMorgan Chase	SGD	1,283	923,761	922,363	1,398
Expiring 12/21/16	UBS AG	SGD	2,053	1,478,018	1,476,473	1,545
Expiring 01/11/17	Citigroup Global Markets	SGD	1,286	930,044	924,412	5,632
Expiring 01/11/17	Citigroup Global Markets	SGD	686	495,741	493,359	2,382
South African Rand,
Expiring 01/13/17	Bank of America	ZAR	465	32,905	33,926	(1,021)
Expiring 01/13/17	Barclays Capital Group	ZAR	4,199	291,000	306,702	(15,702)
Expiring 01/13/17	Citigroup Global Markets	ZAR	45,167	3,096,950	3,298,935	(201,985)
Expiring 11/10/17	Credit Suisse First Boston Corp.	ZAR	14,269	740,000	986,667	(246,667)
Expiring 11/10/17	Credit Suisse First Boston Corp.	ZAR	7,157	450,000	494,918	(44,918)
South Korean Won,
Expiring 11/21/16	JPMorgan Chase	KRW	806,810	685,713	705,034	(19,321)
Expiring 11/21/16	JPMorgan Chase	KRW	230,907	190,000	201,779	(11,779)
Expiring 12/21/16	Citigroup Global Markets	KRW	297,960	262,000	260,347	1,653
Expiring 12/21/16	JPMorgan Chase	KRW	536,500	476,000	468,776	7,224
Expiring 12/21/16	JPMorgan Chase	KRW	274,883	244,000	240,184	3,816
Expiring 12/21/16	UBS AG	KRW	469,061	414,000	409,850	4,150
Expiring 01/31/17	Barclays Capital Group	KRW	117,136	102,000	102,343	(343)
Expiring 01/31/17	Citigroup Global Markets	KRW	75,016	66,000	65,542	458
Expiring 07/31/18	Bank of America	KRW	666,678	585,576	583,858	1,718
Swedish Krona,
Expiring 01/25/17	Barclays Capital Group	SEK	2,147	242,000	238,818	3,182
Expiring 01/25/17	Citigroup Global Markets	SEK	13,140	1,488,836	1,461,378	27,458
Expiring 01/25/17	Citigroup Global Markets	SEK	6,607	744,418	734,781	9,637
Expiring 01/25/17	Citigroup Global Markets	SEK	3,940	447,830	438,256	9,574
Expiring 01/25/17	Goldman Sachs & Co.	SEK	7,378	816,680	820,574	(3,894)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	57

Portfolio of Investments (continued)

as of October 31, 2016

Forward foreign currency exchange contracts outstanding at October 31, 2016 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation (Depreciation)
OTC forward foreign currency exchange contracts (cont’d.):
Swedish Krona, (cont’d.)
Expiring 01/25/17	UBS AG	SEK	6,618	$744,418	$736,059	$8,359
Expiring 01/25/17	UBS AG	SEK	1,377	155,000	153,187	1,813
Swiss Franc,
Expiring 01/27/17	Barclays Capital Group	CHF	211	214,145	214,136	9
Expiring 01/27/17	Goldman Sachs & Co.	CHF	9,013	9,117,520	9,157,330	(39,810)
Expiring 01/27/17	UBS AG	CHF	187	189,001	189,688	(687)
Expiring 01/27/17	UBS AG	CHF	137	139,000	138,955	45
Thai Baht,
Expiring 01/20/17	UBS AG	THB	9,047	258,000	258,210	(210)
Turkish Lira,
Expiring 11/18/16	Barclays Capital Group	TRY	2,575	850,106	828,936	21,170
Expiring 11/18/16	Barclays Capital Group	TRY	1,008	339,000	324,668	14,332
Expiring 11/18/16	Citigroup Global Markets	TRY	5,748	1,906,530	1,850,508	56,022
Expiring 11/18/16	Citigroup Global Markets	TRY	2,600	830,258	837,069	(6,811)
Expiring 11/18/16	Citigroup Global Markets	TRY	952	319,000	306,570	12,430
Expiring 11/18/16	Citigroup Global Markets	TRY	947	314,000	304,812	9,188
Expiring 11/18/16	Citigroup Global Markets	TRY	646	216,000	207,830	8,170
Expiring 11/18/16	Deutsche Bank AG	TRY	668	222,672	214,926	7,746
Expiring 11/18/16	Goldman Sachs & Co.	TRY	11,137	3,723,106	3,585,537	137,569
Expiring 11/18/16	Goldman Sachs & Co.	TRY	2,545	826,162	819,228	6,934
Expiring 11/18/16	UBS AG	TRY	244	81,000	78,407	2,593
Expiring 01/31/17	Barclays Capital Group	TRY	523	165,000	165,663	(663)
Expiring 01/31/17	UBS AG	TRY	446	141,000	141,375	(375)
Expiring 03/06/17	Credit Suisse First Boston Corp.	TRY	3,245	1,007,272	1,020,915	(13,643)
Expiring 09/29/17	Morgan Stanley	TRY	1,550	489,200	466,509	22,691
Expiring 11/09/17	Credit Suisse First Boston Corp.	TRY	1,532	420,000	458,305	(38,305)
Expiring 11/09/17	Credit Suisse First Boston Corp.	TRY	1,475	425,000	441,132	(16,132)

				$183,711,741	$184,999,778	(1,288,037)

						$(1,751,022)

Cross currency exchange contracts outstanding at October 31, 2016:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts:
11/18/16	Buy	TRY	3,304	EUR	968	$653	Citigroup Global Markets
12/12/16	Buy	EUR	675	PLN	2,980	(16,405)	Citigroup Global Markets

See Notes to Financial Statements.

58

Cross currency exchange contracts outstanding at October 31, 2016 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation (Depreciation)	Counterparty
OTC cross currency exchange contracts (cont’d.):
12/12/16	Buy	PLN	5,802	EUR	1,350	$(7,491)	JPMorgan Chase
01/13/17	Buy	EUR	1,380	ZAR	21,374	(40,558)	Goldman Sachs & Co.
01/13/17	Buy	ZAR	8,757	EUR	552	31,323	Goldman Sachs & Co.
01/25/17	Buy	HUF	158,875	EUR	517	(4,128)	Citigroup Global Markets
01/25/17	Buy	NOK	17,527	SEK	19,123	(5,062)	Bank of America
01/27/17	Buy	JPY	217,964	AUD	2,913	(124,614)	Citigroup Global Markets
04/28/17	Buy	TRY	510	EUR	148	(4,877)	Credit Suisse First Boston Corp.
06/20/17	Buy	AUD	1,495	JPY	110,735	64,154	Citigroup Global Markets
06/29/18	Buy	EUR	886	TRY	3,420	(33,094)	Credit Suisse First Boston Corp.

						$(140,099)

Credit default swap agreements outstanding at October 31, 2016:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2016(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swaps on corporate and/or sovereign issues—Sell Protection(2):
Anadarko Petroleum Corp.	06/20/21	1.000%	1,050	$(79,160)	$(29,579)	$49,581
Barrick Gold Corp.	06/20/21	1.000%	1,000	(25,999)	(9,009)	16,990
CIT Group, Inc.	06/20/18	5.000%	1,000	63,918	71,854	7,936
Devon Energy Corp.	06/20/20	1.000%	800	(66,023)	(8,749)	57,274
Ford Motor Co.	06/20/21	5.000%	2,000	347,911	300,376	(47,535)
Viacom, Inc.	06/20/20	1.000%	1,500	42	27,116	27,074

				$240,689	$352,009	$111,320

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Value at Trade Date	Value at October 31, 2016(5)	Unrealized Appreciation (Depreciation)
Centrally cleared credit default swap on credit indices—Sell Protection(2):
iTraxx.XO.26.V1	12/20/21	5.000%	700	$64,514	$59,299	$(5,215)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(h):
Ameriquest Home Equity	11/30/16	1.500%	480	$20	$—	$20	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	961	40	—	40	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	59

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(h) (cont’d.):
Ameriquest Home Equity	11/30/16	1.500%	221	$9	$—	$9	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	322	13	—	13	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	294	12	—	12	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	260	11	—	11	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	447	19	—	19	Goldman Sachs & Co.
Ameriquest Home Equity	11/30/16	1.500%	526	22	—	22	Goldman Sachs & Co.
Bank of America Prime Mortgage	11/30/16	1.500%	1,133	47	—	47	Goldman Sachs & Co.
BSABS	11/30/16	1.500%	221	9	—	9	Goldman Sachs & Co.
BSABS	11/30/16	1.500%	807	34	—	34	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	306	13	—	13	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	852	35	—	35	Goldman Sachs & Co.
Chase Mortgage	11/30/16	1.500%	872	36	—	36	Goldman Sachs & Co.
Citigroup Commercial Mortagage Trust	11/22/16	1.500%	161	221	—	221	Goldman Sachs & Co.
Citigroup Commercial Mortagage Trust	11/22/16	1.500%	54	74	—	74	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust, Inc.	11/30/16	1.500%	277	11	—	11	Goldman Sachs & Co.
Citigroup Mortgage Loan Trust, Inc.	11/30/16	1.500%	303	13	—	13	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	33	45	—	45	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	205	282	—	282	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	220	302	—	302	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	79	109	—	109	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	29	40	—	40	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	27	37	—	37	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	56	77	—	77	Goldman Sachs & Co.
COMM Mortgage Trust	11/22/16	1.500%	48	66	—	66	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	294	12	—	12	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	306	13	—	13	Goldman Sachs & Co.
Countrywide Home Equity	11/30/16	1.500%	406	17	—	17	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	44	62	—	62	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	498	705	—	705	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	137	193	—	193	Goldman Sachs & Co.
Federal Home Loan Mortgage Corp.	11/02/16	1.500%	59	84	—	84	Goldman Sachs & Co.

See Notes to Financial Statements.

60

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(h) (cont’d.):
GS Mortgage Securities Trust	11/22/16	1.500%	205	$282	$—	$282	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	75	103	—	103	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	44	60	—	60	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	46	63	—	63	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	69	95	—	95	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	214	294	—	294	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	88	121	—	121	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	81	111	—	111	Goldman Sachs & Co.
GS Mortgage Securities Trust	11/22/16	1.500%	29	40	—	40	Goldman Sachs & Co.
GSAMP Home Equity	11/30/16	1.500%	340	14	—	14	Goldman Sachs & Co.
GSAMP Trust	11/30/16	1.500%	517	22	—	22	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/16	1.500%	281	12	—	12	Goldman Sachs & Co.
IndyMac Subprime Mortgage	11/30/16	1.500%	236	10	—	10	Goldman Sachs & Co.
JPMBB Commercial Mortgage Secrities Trust	11/22/16	1.500%	31	43	—	43	Goldman Sachs & Co.
JPMBB Commercial Mortgage Secrities Trust	11/22/16	1.500%	105	144	—	144	Goldman Sachs & Co.
JPMorgan Chase Commercial Mortgage Securities Trust	11/22/16	1.500%	29	40	—	40	Goldman Sachs & Co.
Lehman Home Equity	11/30/16	1.500%	664	28	—	28	Goldman Sachs & Co.
LNR CDO Ltd.	11/11/16	1.500%	625	975	—	975	Goldman Sachs & Co.
Long Beach Home Equity	11/30/16	1.500%	604	25	—	25	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	48	66	—	66	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	42	58	—	58	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	31	43	—	43	Goldman Sachs & Co.
Morgan Stanley BAML Trust	11/22/16	1.500%	210	289	—	289	Goldman Sachs & Co.
Morgan Stanley Home Equity	11/30/16	1.500%	271	11	—	11	Goldman Sachs & Co.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	61

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on asset-backed securities—Sell Protection(2)(h) (cont’d.):
New Century Home Equity Recent Issue	11/30/16	1.500%	574	$24	$—	$24	Goldman Sachs & Co.
New Century Home Equity Seasoned Issue	11/30/16	1.500%	240	10	—	10	Goldman Sachs & Co.
New Century Home Equity Seasoned Issue	11/30/16	1.500%	310	13	—	13	Goldman Sachs & Co.
New Century Home Equity Seasoned Issue	11/30/16	1.500%	311	13	—	13	Goldman Sachs & Co.
Option One Home Equity	11/30/16	1.500%	1,060	44	—	44	Goldman Sachs & Co.
Option One Home Equity	11/30/16	1.500%	610	25	—	25	Goldman Sachs & Co.
UBS-Barclays Commercial Mortgage Trust	11/22/16	1.500%	23	32	—	32	Goldman Sachs & Co.
Wells Fargo Home Equity	11/30/16	1.500%	242	10	—	10	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	31	43	—	43	Goldman Sachs & Co.
WF-RBS Commercial Mortgage Trust	11/22/16	1.500%	27	37	—	37	Goldman Sachs & Co.
WFCG Commercial Mortgage Trust	11/22/16	1.500%	151	207	—	207	Goldman Sachs & Co.

				$6,090	$—	$6,090

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection(1):
Assured Guaranty Corp.	09/20/20	5.000%	300	1.163%	$(45,080)	$(16,607)	$(28,473)	Credit Suisse First Boston Corp.
Bank of China Ltd.	06/20/21	1.000%	1,900	1.159%	11,207	42,740	(31,533)	Deutsche Bank AG
China Development Bank Corp.	06/20/21	1.000%	1,900	1.023%	(289)	26,990	(27,279)	Deutsche Bank AG
Kingdom of Spain	06/20/17	1.000%	700	0.130%	(4,716)	(9,414)	4,698	Deutsche Bank AG
Kingdom of Spain	06/20/19	1.000%	700	0.378%	(12,178)	(2,987)	(9,191)	Deutsche Bank AG
Republic of Ireland	06/20/17	1.000%	700	0.157%	(4,595)	(12,920)	8,325	Deutsche Bank AG
Republic of Ireland	06/20/19	1.000%	700	0.357%	(12,559)	(10,231)	(2,328)	Deutsche Bank AG
Republic of Italy	06/20/17	1.000%	700	0.460%	(3,233)	(5,073)	1,840	Deutsche Bank AG
Republic of Italy	06/20/19	1.000%	900	0.928%	(2,720)	5,740	(8,460)	Deutsche Bank AG

See Notes to Financial Statements.

62

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Buy Protection(1) (cont’d.):
Republic of Philippines	09/20/17	1.000%	1,000	0.288%	$(7,508)	$(16,512)	$9,004	Goldman Sachs & Co.
Republic of Poland	06/20/17	1.000%	1,000	0.232%	(6,083)	(23,766)	17,683	Hong Kong & Shanghai Bank
Republic of Portugal	06/20/17	1.000%	700	0.849%	(1,491)	3,899	(5,390)	Deutsche Bank AG
Republic of Portugal	06/20/19	1.000%	400	1.797%	7,656	12,675	(5,019)	Deutsche Bank AG
Republic of Slovakia	06/20/17	1.000%	1,000	0.076%	(7,085)	(28,054)	20,969	Hong Kong & Shanghai Bank
Republic of Slovenia	06/20/19	1.000%	900	0.467%	(13,600)	19,172	(32,772)	JPMorgan Chase

					$(102,274)	$(14,348)	$(87,926)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2):
Deutsche Bank AG	06/20/17	1.000%	4,450	1.738%	$(17,338)	$(72,347)	$55,009	BNP Paribas
Deutsche Bank AG	12/20/16	1.000%	1,000	1.708%	202	(6,496)	6,698	JPMorgan Chase
Federation of Malaysia	12/20/19	1.000%	2,000	0.728%	19,034	16,516	2,518	Barclays Capital Group
Federation of Malaysia	12/20/19	1.000%	2,000	0.728%	19,034	16,034	3,000	Hong Kong & Shanghai Bank
Federation of Russia	12/20/17	1.000%	1,000	0.568%	6,077	(27,490)	33,567	Bank of America
Federation of Russia	12/20/21	1.000%	3,000	2.207%	(169,713)	(178,672)	8,959	Barclays Capital Group
Federation of Russia	12/20/21	1.000%	8,525	2.207%	(492,215)	(491,510)	(705)	Barclays Capital Group
Husky Energy, Inc.	06/20/20	1.000%	1,000	1.427%	(13,779)	(41,181)	27,402	Morgan Stanley
Kingdom of Belgium	06/20/26	1.000%	4,000	0.512%	177,717	102,239	75,478	Barclays Capital Group
Kingdom of Belgium	12/20/24	1.000%	3,500	0.448%	151,742	20,902	130,840	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	63

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Kingdom of Belgium	03/20/20	1.000%	3,000	0.146%	$89,330	$(14,501)	$103,831	JPMorgan Chase
Kingdom of Denmark	06/20/26	0.250%	1,000	0.431%	(15,804)	(16,628)	824	Goldman Sachs & Co.
Kingdom of Saudi Arabia	12/20/21	1.000%	1,900	1.324%	(27,874)	(38,724)	10,850	Barclays Capital Group
Kingdom of Spain	09/20/20	1.000%	2,500	0.586%	42,214	916	41,298	Barclays Capital Group
Kingdom of Spain	06/20/21	1.000%	700	0.601%	13,367	(7,647)	21,014	Deutsche Bank AG
Kingdom of Spain	06/20/24	1.000%	700	0.916%	4,945	(25,397)	30,342	Deutsche Bank AG
Kingdom of Spain	09/20/21	1.000%	1,500	0.626%	28,209	18,280	9,929	Hong Kong & Shanghai Bank
Kingdom of Sweden	06/20/26	0.250%	1,000	0.404%	(13,399)	(15,719)	2,320	Goldman Sachs & Co.
Kingdom of Thailand	12/20/21	1.000%	2,100	0.953%	7,244	3,012	4,232	Barclays Capital Group
People’s Republic of China	12/20/21	1.000%	1,500	1.094%	(5,150)	(4,230)	(920)	Barclays Capital Group
People’s Republic of China	12/20/19	1.000%	2,000	0.658%	23,362	20,408	2,954	Citigroup Global Markets
People’s Republic of China	12/20/21	1.000%	1,600	1.094%	(5,494)	(5,234)	(260)	Citigroup Global Markets
People’s Republic of China	06/20/21	1.000%	4,000	0.999%	4,926	(45,657)	50,583	Deutsche Bank AG
People’s Republic of China	03/20/22	1.000%	1,000	1.141%	(5,999)	(17,210)	11,211	Deutsche Bank AG
People’s Republic of China	03/20/22	1.000%	2,000	1.141%	(11,999)	(21,992)	9,993	Goldman Sachs & Co.
People’s Republic of China	06/20/19	1.000%	650	0.575%	7,945	603	7,342	Hong Kong & Shanghai Bank
People’s Republic of China	12/20/19	1.000%	1,000	0.658%	11,681	10,204	1,477	Hong Kong & Shanghai Bank
Petroleo Brasileiro SA	06/20/18	1.000%	2,300	1.828%	(28,073)	(102,865)	74,792	Barclays Capital Group
Petroleos Mexicanos	09/20/21	1.000%	2,500	2.752%	(193,794)	(70,059)	(123,735)	Goldman Sachs & Co.

See Notes to Financial Statements.

64

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Republic of Brazil	09/20/17	1.000%	1,000	0.736%	$3,518	$(22,698)	$26,216	Barclays Capital Group
Republic of Brazil	09/20/18	1.000%	1,000	1.106%	(818)	(44,239)	43,421	Barclays Capital Group
Republic of Brazil	03/20/18	1.000%	1,500	0.939%	3,010	(17,514)	20,524	Deutsche Bank AG
Republic of Chile	12/20/21	1.000%	2,500	0.889%	16,624	2,887	13,737	Deutsche Bank AG
Republic of Colombia	12/20/21	1.000%	2,000	1.740%	(69,292)	(41,036)	(28,256)	Hong Kong & Shanghai Bank
Republic of France	06/20/17	0.250%	2,500	0.064%	3,710	(194,311)	198,021	Barclays Capital Group
Republic of France	12/20/16	0.250%	4,500	0.061%	2,490	(353,862)	356,352	Citigroup Global Markets
Republic of France	03/20/19	0.250%	1,200	0.124%	3,931	(14,961)	18,892	Deutsche Bank AG
Republic of France	12/20/19	0.250%	7,000	0.158%	22,155	(107,629)	129,784	Hong Kong & Shanghai Bank
Republic of France	03/20/20	0.250%	3,000	0.176%	8,357	(188,677)	197,034	JPMorgan Chase
Republic of France	12/20/16	1.000%	1,000	0.061%	2,468	(31,892)	34,360	UBS AG
Republic of Indonesia	09/20/18	1.000%	2,200	0.623%	18,089	(122,244)	140,333	Deutsche Bank AG
Republic of Indonesia	12/20/18	1.000%	1,200	0.661%	8,602	(70,888)	79,490	Goldman Sachs & Co.
Republic of Ireland	06/20/21	1.000%	700	0.537%	15,377	3,081	12,296	Deutsche Bank AG
Republic of Ireland	06/20/24	1.000%	700	0.798%	10,832	(8,907)	19,739	Deutsche Bank AG
Republic of Ireland	06/20/23	1.000%	4,080	0.771%	63,002	48,193	14,809	Goldman Sachs & Co.
Republic of Ireland	12/20/26	1.000%	2,000	1.016%	(462)	5,096	(5,558)	Goldman Sachs & Co.
Republic of Ireland	06/20/18	1.000%	2,000	0.263%	26,418	(81,678)	108,096	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	65

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Republic of Italy	09/20/20	1.000%	1,500	1.251%	$(12,302)	$(13,249)	$947	Barclays Capital Group
Republic of Italy	06/20/26	1.000%	5,000	2.020%	(403,211)	(371,094)	(32,117)	BNP Paribas
Republic of Italy	06/20/21	1.000%	700	1.254%	(6,991)	(18,943)	11,952	Deutsche Bank AG
Republic of Italy	06/20/24	1.000%	900	1.684%	(40,610)	(50,860)	10,250	Deutsche Bank AG
Republic of Italy	03/20/22	1.000%	3,000	1.499%	(71,413)	(108,518)	37,105	Goldman Sachs & Co.
Republic of Italy	06/20/20	1.000%	6,000	1.210%	(37,174)	(14,463)	(22,711)	Hong Kong & Shanghai Bank
Republic of Italy	03/20/22	1.000%	3,000	1.499%	(71,413)	(108,434)	37,021	JPMorgan Chase
Republic of Italy	12/20/16	1.000%	2,000	0.398%	4,001	(293,423)	297,424	UBS AG
Republic of Korea	12/20/21	1.000%	2,000	0.423%	59,863	37,686	22,177	Barclays Capital Group
Republic of Latvia	09/20/19	1.000%	3,000	0.205%	71,818	5,686	66,132	Barclays Capital Group
Republic of Latvia	06/20/19	1.000%	700	0.185%	15,775	2,637	13,138	Deutsche Bank AG
Republic of Lithuania	09/20/19	1.000%	3,000	0.225%	70,135	5,602	64,533	Barclays Capital Group
Republic of Lithuania	06/20/19	1.000%	700	0.202%	15,444	2,637	12,807	Deutsche Bank AG
Republic of Panama	12/20/20	1.000%	5,500	1.037%	(1,788)	(206,535)	204,747	JPMorgan Chase
Republic of Peru	03/20/22	1.000%	3,000	1.087%	(9,883)	(105,928)	96,045	Barclays Capital Group
Republic of Philippines	03/20/22	1.000%	1,000	1.204%	(9,230)	(17,211)	7,981	Deutsche Bank AG

See Notes to Financial Statements.

66

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Implied Credit Spread at October 31, 2016(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on corporate and/or sovereign Issues—Sell Protection(2) (cont’d.):
Republic of Philippines	09/20/21	1.000%	1,000	1.097%	$(3,373)	$(15,838)	$12,465	Hong Kong & Shanghai Bank
Republic of Philippines	09/20/20	1.000%	1,700	0.865%	10,652	(8,269)	18,921	JPMorgan Chase
Republic of Philipppines	12/20/20	1.000%	750	0.910%	3,584	(42)	3,626	Deutsche Bank AG
Republic of Poland	12/20/21	1.000%	2,000	0.750%	27,050	33,939	(6,889)	Barclays Capital Group
Republic of Poland	06/20/21	1.000%	1,000	0.683%	15,420	17,974	(2,554)	Hong Kong & Shanghai Bank
Republic of Portugal	06/20/21	1.000%	700	2.459%	(42,484)	(44,567)	2,083	Deutsche Bank AG
Republic of Portugal	06/20/24	1.000%	400	2.965%	(49,106)	(39,789)	(9,317)	Deutsche Bank AG
Republic of Portugal	09/20/20	1.000%	1,500	2.412%	(74,920)	(53,625)	(21,295)	Goldman Sachs & Co.
Republic of Slovakia	06/20/21	1.000%	1,000	0.364%	29,985	21,924	8,061	Hong Kong & Shanghai Bank
Republic of Slovenia	06/20/24	1.000%	900	1.341%	(20,435)	(69,737)	49,302	Hong Kong & Shanghai Bank
Republic of South Africa	12/20/18	1.000%	1,200	1.058%	(1,473)	(64,857)	63,384	Goldman Sachs & Co.
Republic of Turkey	03/20/20	1.000%	2,000	1.838%	(52,375)	(76,304)	23,929	JPMorgan Chase

					$(840,045)	$(3,789,325)	$2,949,280

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	67

Portfolio of Investments (continued)

as of October 31, 2016

Credit default swap agreements outstanding at October 31, 2016 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(4)	Fair Value(5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC credit default swaps on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%	2,000	$(33,968)	$(37,086)	$3,118	Goldman Sachs & Co.
CMBX.NA.6.AA	05/11/63	1.500%	2,000	(33,968)	(122,423)	88,455	Credit Suisse First Boston Corp.
CMBX.NA.6.AA	05/11/63	1.500%	5,000	(84,921)	(48,972)	(35,949)	Morgan Stanley
CMBX.NA.6.AA	05/11/63	1.500%	5,000	(84,921)	(351,451)	266,530	Goldman Sachs & Co.

				$(237,778)	$(559,932)	$322,154

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)	If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(2)	If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(3)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of OTC credit default swap agreements on corporate issues or sovereign issues of an emerging country as of the reporting date serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(4)	Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(5)	The fair value of credit default swap agreements on credit indices, asset-backed securities and centrally cleared corporate and/or sovereign issues serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

68

Currency swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Fund Receives	Notional Amount (000)#		Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	OTC currency swap agreements:
	1,111	3 Month LIBOR plus 451 bps	JPY	92,000	3.700%	Citigroup Global Markets	11/14/16	$214,917	$66	$214,851
	327	3 Month LIBOR plus 156 bps	CHF	300	2.875%	Citigroup Global Markets	11/23/16	16,734	(22,679)	39,413
	325	3 Month LIBOR plus 158 bps	CHF	300	2.875%	Citigroup Global Markets	11/23/16	14,621	(27,045)	41,666
	1,605	3 Month LIBOR plus 432 bps	JPY	125,000	3.450%	Citigroup Global Markets	03/24/17	406,044	38,561	367,483
	122	3 Month LIBOR plus 208 bps	EUR	100	4.250%	Citigroup Global Markets	07/14/17	9,220	(11,428)	20,648
	244	3 Month LIBOR plus 220 bps	EUR	200	4.250%	Citigroup Global Markets	07/14/17	17,950	(20,832)	38,782
	439	3 Month LIBOR	JPY	44,780	3 Month LIBOR minus 31.25 bps	Deutsche Bank AG	05/14/17	11,808	—	11,808
	8,033	3 Month LIBOR	CAD	10,640	3 Month Canadian Banker’s Acceptance plus 16.25 bps	Goldman Sachs & Co.	10/17/18	101,665	—	101,665
	5,000	3 Month LIBOR	JPY	510,300	3 Month LIBOR minus 53.375 bps	Goldman Sachs & Co.	06/17/24	63,244	—	63,244
CAD	7,180	3 Month Canadian Banker’s Acceptance plus 2 bps		5,421	3 Month LIBOR	Goldman Sachs & Co.	10/17/24	(80,565)	—	(80,565)
	24,780	3 Month LIBOR	EUR	20,000	3 Month EURIBOR minus 14.625 bps	JPMorgan Chase	11/10/16	2,846,303	—	2,846,303
JPY	500,000	3 Month LIBOR minus 44.00 bps		4,248	3 Month LIBOR	JPMorgan Chase	11/21/16	517,102	—	517,102
AUD	3,240	3 Month BBSW plus 24.25 bps		3,000	3 Month LIBOR	JPMorgan Chase	05/22/19	(529,302)	—	(529,302)
	4,248	3 Month LIBOR	JPY	500,000	3 Month LIBOR minus 73.00 bps	JPMorgan Chase	11/21/24	(529,342)	—	(529,342)
NZD	9,000	3 Month BBR plus 48 bps		6,360	3 Month LIBOR	JPMorgan Chase	10/17/26	104,304	—	104,304

								$3,184,703	$(43,357)	$3,228,060

Forward rate agreements outstanding at October 31, 2016:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements(h):
45,000	11/21/16	1.765%	10 Year CMT(1)	$(35,089)	$—	$(35,089)	Citigroup Global Markets
45,000	11/25/16	1.785%	10 Year CMT(1)	(26,772)	—	(26,772)	Citigroup Global Markets

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	69

Portfolio of Investments (continued)

as of October 31, 2016

Forward rate agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC forward rate agreements(h) (cont’d.):
45,000	11/21/16	2.790%	102 CMM(1)	$30,735	$—	$30,735	Citigroup Global Markets
45,000	11/25/16	2.800%	102 CMM(1)	26,775	—	26,775	Citigroup Global Markets

				$(4,351)	$—	$(4,351)

(1)	The Fund pays the floating rate and receives the fixed rate.
(2)	The Fund pays the fixed rate and receives the floating rate.

Interest rate swap agreements outstanding at October 31, 2016:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements:
AUD	20,370	10/26/18	1.765%	3 Month BBSW(1)	$150	$(3,216)	$(3,366)
AUD	30,400	10/27/18	1.793%	3 Month BBSW(1)	167	(16,288)	(16,455)
AUD	16,890	10/26/21	2.115%	6 Month BBSW(2)	167	(31,297)	(31,464)
AUD	25,030	10/27/21	2.125%	6 Month BBSW(2)	192	(38,900)	(39,092)
AUD	2,240	10/27/21	2.173%	6 Month BBSW(2)	(230)	376	606
AUD	1,000	05/02/26	2.650%	6 Month BBSW(2)	120	14,824	14,704
AUD	4,500	10/26/26	2.365%	6 Month BBSW(1)	139	26,036	25,897
AUD	6,600	10/27/26	2.355%	6 Month BBSW(1)	151	43,155	43,004
CAD	22,000	10/19/18	0.955%	3 Month Canadian Banker’s Acceptance(2)	152	17,505	17,353
CAD	41,460	10/26/18	0.910%	3 Month Canadian Banker’s Acceptance(2)	171	6,020	5,849
CAD	4,500	01/09/20	1.716%	3 Month Canadian Banker’s Acceptance(1)	119	(79,712)	(79,831)
CAD	3,550	03/07/21	0.983%	3 Month Canadian Banker’s Acceptance(2)	124	(3,532)	(3,656)
CAD	3,000	08/20/23	3.134%	3 Month Canadian Banker’s Acceptance(1)	135	(289,948)	(290,083)
CAD	1,500	04/22/26	1.670%	3 Month Canadian Banker’s Acceptance(2)	127	25,091	24,964
CAD	1,100	06/25/30	2.651%	3 Month Canadian Banker’s Acceptance(2)	123	94,313	94,190
CAD	2,000	10/26/46	1.797%	3 Month Canadian Banker’s Acceptance(1)	176	14,598	14,422
CHF	2,400	10/21/21	(0.522%)	6 Month CHF LIBOR(2)	161	(6,144)	(6,305)
CHF	800	10/17/31	0.033%	6 Month CHF LIBOR(2)	163	(9,759)	(9,922)
CZK	34,000	01/23/22	0.513%	6 Month PRIBOR(2)	13	(1,356)	(1,369)
DKK	15,000	01/27/20	0.385%	6 Month CIBOR(2)	31	19,758	19,727
DKK	17,000	10/17/21	0.185%	6 Month CIBOR(2)	36	(8,730)	(8,766)
DKK	13,600	05/04/25	0.825%	6 Month CIBOR(2)	38	35,776	35,738
DKK	5,000	08/29/26	0.580%	6 Month CIBOR(2)	28	(12,995)	(13,023)
DKK	1,300	10/21/26	0.673%	6 Month CIBOR(2)	23	(1,860)	(1,883)
EUR	4,000	03/13/17	0.493%	3 Month EURIBOR(1)	—	(12,910)	(12,910)
EUR	2,300	09/01/18	0.174%	6 Month EURIBOR(2)	174	15,705	15,531

See Notes to Financial Statements.

70

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
EUR	4,000	10/26/18	(0.189%)	6 Month EURIBOR(2)	$173	$(2,452)	$(2,625)
EUR	830	07/02/19	0.656%	6 Month EURIBOR(2)	171	19,242	19,071
EUR	1,000	05/29/20	0.373%	6 Month EURIBOR(2)	171	18,162	17,991
EUR	610	07/02/21	0.994%	6 Month EURIBOR(2)	170	31,797	31,627
EUR	700	08/14/21	0.841%	3 Month EURIBOR(2)	172	36,521	36,349
EUR	700	09/03/23	2.171%	6 Month EURIBOR(2)	174	105,238	105,064
EUR	1,600	10/10/23	2.130%	6 Month EURIBOR(2)	182	237,794	237,612
EUR	5,650	02/15/25	0.672%	1 Day EONIA(1)	208	(340,186)	(340,394)
EUR	1,410	05/12/25	0.895%	6 Month EURIBOR(2)	184	70,610	70,426
EUR	17,940	08/15/25	0.395%	6 Month EURIBOR(1)	308	(17,279)	(17,587)
EUR	2,000	03/04/29	2.302%	6 Month EURIBOR(2)	245,067	433,246	188,179
EUR	1,000	06/04/29	2.002%	6 Month EURIBOR(2)	178	177,463	177,285
EUR	1,360	11/11/29	1.453%	6 Month EURIBOR(2)	175	138,508	138,333
EUR	1,800	01/14/30	1.022%	6 Month EURIBOR(2)	180	71,851	71,671
EUR	700	04/07/31	0.819%	6 Month EURIBOR(2)	178	1,041	863
EUR	450	05/03/31	1.048%	6 Month EURIBOR(2)	178	16,531	16,353
EUR	2,220	05/09/31	1.587%	6 Month EURIBOR(2)	205	38,847	38,642
EUR	1,500	07/04/31	0.672%	6 Month EURIBOR(2)	182	(35,078)	(35,260)
EUR	570	08/02/31	0.584%	6 Month EURIBOR(2)	174	(21,710)	(21,884)
EUR	1,500	08/26/31	0.562%	6 Month EURIBOR(2)	184	(63,351)	(63,535)
EUR	700	09/09/31	0.558%	6 Month EURIBOR(2)	176	(30,202)	(30,378)
EUR	600	10/04/31	0.593%	6 Month EURIBOR(2)	175	(22,981)	(23,156)
EUR	6,000	06/28/32	0.785%	6 Month EURIBOR(2)	257	(75,106)	(75,363)
EUR	1,135	12/28/35	1.559%	6 Month EURIBOR(2)	154	138,700	138,546
EUR	700	06/02/36	1.072%	6 Month EURIBOR(2)	179	16,344	16,165
EUR	600	09/26/36	0.749%	6 Month EURIBOR(2)	177	(26,636)	(26,813)
EUR	600	09/28/36	0.729%	6 Month EURIBOR(2)	178	(29,158)	(29,336)
EUR	1,000	11/02/36	0.958%	6 Month EURIBOR(2)	179	1,390	1,211
EUR	6,650	07/04/42	1.001%	6 Month EURIBOR(2)	297	14,024	13,727
EUR	440	07/01/43	2.505%	6 Month EURIBOR(2)	—	178,031	178,031
EUR	500	09/03/43	2.691%	6 Month EURIBOR(2)	177	228,433	228,256
EUR	1,000	11/21/44	1.790%	6 Month EURIBOR(2)	180	220,288	220,108
EUR	1,390	05/09/46	1.357%	6 Month EURIBOR(1)	200	(25,878)	(26,078)
GBP	690	06/30/19	2.166%	6 Month GBP LIBOR(2)	203	33,479	33,276
GBP	850	08/04/19	0.109%	1 Day SONIA(1)	200	5,628	5,428
GBP	510	06/30/21	2.469%	6 Month GBP LIBOR(2)	203	47,661	47,458
GBP	13,700	08/17/26	0.439%	1 Day SONIA(1)	(55,306)	674,210	729,516
GBP	10,740	06/23/31	1.618%	6 Month GBP LIBOR(2)	369	444,406	444,037
GBP	530	08/19/45	2.171%	6 Month GBP LIBOR(2)	209	122,939	122,730
GBP	6,010	06/23/46	1.626%	6 Month GBP LIBOR(1)	385	(421,418)	(421,803)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	71

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
HUF	100,000	09/09/23	1.365%		6 Month BUBOR(2)	$2	$(4,830)	$(4,832)
JPY	500,000	10/25/21	(0.047%	)	6 Month JPY LIBOR(2)	21	(5,617)	(5,638)
JPY	320,000	01/29/22	0.316%		6 Month JPY LIBOR(2)	16	54,436	54,420
JPY	400,000	04/01/26	—(3)		—(3)	30	7,263	7,233
JPY	135,000	02/20/29	1.260%		6 Month JPY LIBOR(2)	49,802	174,092	124,290
JPY	50,000	04/02/29	1.288%		6 Month JPY LIBOR(2)	5	66,456	66,451
JPY	100,000	08/18/29	1.070%		6 Month JPY LIBOR(2)	10	108,395	108,385
JPY	100,000	08/28/29	1.043%		6 Month JPY LIBOR(2)	10	105,122	105,112
JPY	200,000	09/09/29	1.061%		6 Month JPY LIBOR(2)	(1,275)	215,115	216,390
JPY	655,000	09/29/29	1.064%		6 Month JPY LIBOR(2)	411,209	707,492	296,283
JPY	200,000	04/01/31	0.319%		6 Month JPY LIBOR(2)	26	18,899	18,873
JPY	215,000	05/06/31	0.354%		6 Month JPY LIBOR(2)	28	29,743	29,715
JPY	150,000	07/07/31	0.071%		6 Month JPY LIBOR(2)	15	(39,799)	(39,814)
JPY	256,500	08/15/31	0.223%		6 Month JPY LIBOR(2)	25	(14,879)	(14,904)
JPY	130,000	08/30/31	0.217%		6 Month JPY LIBOR(2)	13	(8,819)	(8,832)
JPY	120,000	09/08/31	0.316%		6 Month JPY LIBOR(2)	12	8,584	8,572
JPY	190,000	09/21/31	0.328%		6 Month JPY LIBOR(2)	27	16,389	16,362
JPY	350,000	10/14/31	0.270%		6 Month JPY LIBOR(2)	47	113	66
JPY	180,000	11/05/34	1.293%		6 Month JPY LIBOR(2)	85,259	284,604	199,345
JPY	70,000	12/03/34	1.265%		6 Month JPY LIBOR(2)	9	107,576	107,567
JPY	260,000	01/07/35	1.108%		6 Month JPY LIBOR(2)	31	329,533	329,502
JPY	50,000	01/22/35	0.950%		6 Month JPY LIBOR(2)	8	49,749	49,741
JPY	120,000	02/12/35	1.161%		6 Month JPY LIBOR(2)	15	163,534	163,519
JPY	320,000	02/24/35	1.200%		6 Month JPY LIBOR(2)	39	458,008	457,969
JPY	160,000	03/03/35	1.153%		6 Month JPY LIBOR(2)	21	215,847	215,826
JPY	90,000	02/04/36	0.816%		6 Month JPY LIBOR(2)	11	68,949	68,938
JPY	65,000	05/16/36	0.446%		6 Month JPY LIBOR(2)	9	4,330	4,321
JPY	110,000	05/27/36	0.460%		6 Month JPY LIBOR(2)	18	10,015	9,997
JPY	60,000	07/22/36	0.240%		6 Month JPY LIBOR(2)	11	(19,559)	(19,570)
JPY	300,000	10/04/36	0.363%		6 Month JPY LIBOR(2)	42	(31,867)	(31,909)
JPY	150,000	11/02/36	0.423%		6 Month JPY LIBOR(2)	20	4,838	4,818
JPY	60,000	06/17/41	0.318%		6 Month JPY LIBOR(2)	11	(23,048)	(23,059)
JPY	100,000	07/07/41	0.187%		6 Month JPY LIBOR(2)	18	(70,552)	(70,570)
JPY	110,300	04/15/46	0.560%		6 Month JPY LIBOR(2)	20	8,133	8,113
MXN	35,000	04/18/19	5.480%		28 Day Mexican Interbank Rate(2)	18	(16,662)	(16,680)
MXN	20,000	06/24/21	5.520%		28 Day Mexican Interbank Rate(2)	13	(25,681)	(25,694)
MXN	44,000	09/01/21	5.655%		28 Day Mexican Interbank Rate(2)	19	(46,848)	(46,867)
MXN	15,700	04/28/23	5.100%		28 Day Mexican Interbank Rate(2)	927	(54,765)	(55,692)
MXN	23,700	05/30/23	5.990%		28 Day Mexican Interbank Rate(2)	15	(21,006)	(21,021)
MXN	53,000	09/11/23	6.075%		28 Day Mexican Interbank Rate(2)	24	(38,479)	(38,503)

See Notes to Financial Statements.

72

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
	Centrally cleared swap agreements (cont’d.):
MXN	27,400	12/27/24	5.795%		28 Day Mexican Interbank Rate(2)	$20	$(58,877)	$(58,897)
MXN	92,000	10/15/26	6.445%		28 Day Mexican Interbank Rate(2)	48	(25,454)	(25,502)
MXN	4,000	07/27/34	6.720%		28 Day Mexican Interbank Rate(2)	10	(5,738)	(5,748)
NOK	11,000	01/23/22	1.435%		6 Month NIBOR(2)	24	4,745	4,721
NOK	25,000	02/23/23	1.350%		6 Month NIBOR(2)	34	(17,262)	(17,296)
NOK	9,500	04/25/26	1.548%		6 Month NIBOR(2)	27	(8,658)	(8,685)
NOK	6,600	07/21/26	1.320%		6 Month NIBOR(2)	24	(23,491)	(23,515)
NOK	4,500	09/09/26	1.370%		6 Month NIBOR(2)	22	(14,188)	(14,210)
NOK	16,400	11/01/26	1.650%		6 Month NIBOR(2)	32	(460)	(492)
NZD	35,000	09/22/18	2.048%		3 Month BBR(2)	167	(28,301)	(28,468)
NZD	2,600	03/13/19	4.550%		3 Month BBR(2)	—	101,564	101,564
NZD	1,610	04/26/23	2.733%		3 Month BBR(2)	112	11,677	11,565
NZD	750	03/13/24	5.080%		3 Month BBR(2)	—	87,911	87,911
NZD	1,900	05/01/25	3.825%		3 Month BBR(2)	114	113,746	113,632
PLN	15,000	10/17/21	2.070%		6 Month WIBOR(2)	60	(7,181)	(7,241)
PLN	9,000	02/13/22	1.990%		6 Month WIBOR(2)	51	(18,065)	(18,116)
SEK	20,000	01/20/20	0.485%		3 Month STIBOR(2)	28	58,833	58,805
SEK	13,000	09/15/21	(0.003%	)	3 Month STIBOR(2)	26	3,431	3,405
SEK	12,700	04/25/23	0.750%		3 Month STIBOR(2)	30	46,862	46,832
SEK	12,700	08/29/24	1.657%		3 Month STIBOR(2)	22,803	131,555	108,752
SEK	3,000	11/16/25	1.485%		3 Month STIBOR(2)	20	24,903	24,883
SEK	6,000	12/09/25	1.505%		3 Month STIBOR(2)	23	50,875	50,852
SEK	15,000	06/27/26	1.001%		3 Month STIBOR(2)	33	41,282	41,249
ZAR	3,320	08/26/20	7.855%		3 Month JIBAR(2)	3	1,969	1,966
ZAR	16,800	05/12/26	8.680%		3 Month JIBAR(2)	18	46,513	46,495
	44,150	11/02/16	0.426%		1 Day USOIS(1)	191	(1,450)	(1,641)
	130,000	12/14/16	0.414%		1 Day USOIS(1)	267	2,315	2,048
	49,235	02/18/17	0.466%		1 Day USOIS(1)	195	1,004	809
	24,040	08/19/17	0.524%		1 Day USOIS(1)	172	8,789	8,617
	102,110	09/09/17	0.539%		1 Day USOIS(1)	14,419	60,936	46,517
	47,720	10/21/17	0.590%		1 Day USOIS(1)	807	15,968	15,161
	29,780	11/01/17	0.639%		1 Day USOIS(1)	217	(4,390)	(4,607)
	43,000	09/30/18	0.655%		1 Day USOIS(1)	247	63,090	62,843
	25,300	09/30/18	0.747%		1 Day USOIS(1)	207	(3,513)	(3,720)
	15,415	11/01/18	1.075%		3 Month LIBOR(2)	185	(3,805)	(3,990)
	30,800	02/28/19	1.806%		3 Month LIBOR(1)	60,864	(490,829)	(551,693)
	2,500	02/04/20	1.523%		3 Month LIBOR(1)	160	(26,899)	(27,059)
	4,080	03/11/20	1.824%		3 Month LIBOR(1)	166	(85,181)	(85,347)
	1,200	03/23/20	1.616%		3 Month LIBOR(1)	155	(16,843)	(16,998)
	12,510	11/01/21	1.338%		3 Month LIBOR(1)	201	(433)	(634)

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	73

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2016	Unrealized Appreciation (Depreciation)
Centrally cleared swap agreements (cont’d.):
129,925	12/31/21	1.370%	3 Month LIBOR(1)	$860	$(178,978)	$(179,838)
8,000	12/31/21	1.850%	3 Month LIBOR(1)	193	(202,811)	(203,004)
3,300	12/31/22	1.405%	3 Month LIBOR(1)	168	4,859	4,691
3,200	12/31/22	1.406%	3 Month LIBOR(1)	168	4,430	4,262
4,900	12/31/22	1.409%	3 Month LIBOR(1)	176	6,055	5,879
1,400	12/31/22	1.412%	3 Month LIBOR(1)	158	1,504	1,346
22,500	12/31/22	1.480%	3 Month LIBOR(1)	273	(68,320)	(68,593)
10,000	04/05/23	1.427%	3 Month LIBOR(1)	223	16,319	16,096
26,970	05/31/23	1.578%	3 Month LIBOR(1)	(51,652)	(199,754)	(148,102)
17,755	08/02/23	—(4)	—(4)	(6,270)	41,846	48,116
30,035	08/02/23	—(5)	—(5)	1,757	75,953	74,196
6,875	08/03/23	—(6)	—(6)	(2,899)	16,843	19,742
14,820	08/15/23	1.071%	1 Day USOIS(1)	231	61,132	60,901
20,020	08/15/23	1.365%	3 Month LIBOR(1)	259	163,615	163,356
2,625	08/15/23	1.406%	3 Month LIBOR(1)	165	14,568	14,403
12,500	08/15/23	1.422%	3 Month LIBOR(1)	219	56,733	56,514
1,150	04/28/26	1.809%	3 Month LIBOR(1)	158	(15,333)	(15,491)
3,250	11/01/26	1.692%	3 Month LIBOR(2)	173	1,788	1,615
1,715	11/15/41	1.869%	3 Month LIBOR(1)	922	54,921	53,999
1,680	02/15/42	1.369%	1 Day USOIS(1)	180	99,455	99,275
845	09/27/46	1.380%	1 Day USOIS(1)	165	56,296	56,131

				$794,246	$5,050,334	$4,256,088

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements:
AUD	1,000	09/07/21	4.945%	6 Month BBSW(2)	$102,009	$—	$102,009	Citigroup Global Markets
AUD	1,000	08/31/22	3.890%	6 Month BBSW(2)	73,067	—	73,067	Hong Kong & Shanghai Bank
AUD	1,400	08/31/22	3.920%	6 Month BBSW(2)	104,272	—	104,272	Citigroup Global Markets
AUD	1,700	09/21/22	3.830%	6 Month BBSW(2)	118,823	—	118,823	Barclays Capital Group
AUD	2,800	08/08/23	4.170%	6 Month BBSW(1)	(266,901)	—	(266,901)	Hong Kong & Shanghai Bank
AUD	2,000	12/19/32	4.423%	6 Month BBSW(2)	373,938	—	373,938	Barclays Capital Group
AUD	650	03/15/43	4.755%	6 Month BBSW(2)	192,808	—	192,808	Hong Kong & Shanghai Bank
BRL	36,457	01/02/19	11.940%	1 Day BZDIOVER(1)	(84,411)	—	(84,411)	Morgan Stanley
BRL	8,655	01/01/25	12.003%	1 Day BZDIOVER(2)	234,968	—	234,968	Morgan Stanley

See Notes to Financial Statements.

74

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
CAD	3,200	02/22/17	1.708%	3 Month Canadian Banker’s Acceptance(2)	$9,811	$—	$9,811	Citigroup Global Markets
CAD	650	11/06/17	1.645%	3 Month Canadian Banker’s Acceptance(2)	5,195	—	5,195	Bank of Nova Scotia
CAD	500	12/27/17	1.700%	3 Month Canadian Banker’s Acceptance(2)	5,408	—	5,408	Bank of Nova Scotia
CAD	1,000	07/20/20	0.535%	1 Day CAOIS(1)	292	—	292	JPMorgan Chase
CAD	4,200	08/17/22	2.370%	3 Month Canadian Banker’s Acceptance(2)	235,291	—	235,291	Bank of Nova Scotia
CLP	10,100,000	10/18/18	3.250%	1 Day CLICP(1)	16,160	—	16,160	BNP Paribas
COP	163,000,000	12/15/16	7.420%	1 Day COOIS(2)	1,776	—	1,776	Morgan Stanley
COP	537,980,000	01/21/17	7.370%	1 Day COOIS(2)	(8,033)	—	(8,033)	Morgan Stanley
	COP 152,475,000	01/22/17	7.450%	1 Day COOIS(2)	(4,385)	—	(4,385)	Morgan Stanley
COP	836,910,000	01/25/17	7.380%	1 Day COOIS(2)	(2,413)	—	(2,413)	Morgan Stanley
COP	207,741,930	04/07/17	7.330%	1 Day COOIS(2)	(16,199)	—	(16,199)	Morgan Stanley
COP	33,350,000	07/22/18	6.810%	1 Day COOIS(1)	(92,011)	—	(92,011)	Morgan Stanley
COP	57,500,000	10/07/18	6.250%	1 Day COOIS(1)	(352)	—	(352)	Morgan Stanley
COP	50,000,000	10/21/18	6.055%	1 Day COOIS(1)	49,119	—	49,119	Morgan Stanley
COP	4,351,000	11/01/26	6.590%	1 Day COOIS(2)	—	—	—	Morgan Stanley
CZK	25,000	06/27/18	1.635%	6 Month PRIBOR(2)	26,914	—	26,914	Hong Kong & Shanghai Bank
DKK	3,200	03/01/22	2.300%	6 Month CIBOR(2)	59,514	—	59,514	Credit Suisse First Boston Corp.
EUR	600	07/27/22	1.772%	6 Month EURIBOR(2)	67,368	—	67,368	Citigroup Global Markets
GBP	1,000	08/17/22	1.975%	3 Month GBP LIBOR(2)	88,179	—	88,179	Hong Kong & Shanghai Bank
GBP	1,420	04/24/43	2.932%	6 Month GBP LIBOR(2)	608,042	—	608,042	Hong Kong & Shanghai Bank
HKD	27,000	01/04/18	0.805%	3 Month HIBOR(1)	2,509	—	2,509	Bank of America
HKD	25,000	07/29/18	1.625%	3 Month HIBOR(2)	37,183	—	37,183	Hong Kong & Shanghai Bank
HKD	25,000	10/08/18	1.635%	3 Month HIBOR(1)	(42,032)	—	(42,032)	Hong Kong & Shanghai Bank
HKD	30,800	04/28/20	1.400%	3 Month HIBOR(1)	(33,624)	—	(33,624)	Citigroup Global Markets
HKD	8,200	08/22/22	1.560%	3 Month HIBOR(1)	(12,839)	—	(12,839)	Hong Kong & Shanghai Bank

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	75

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
HUF	620,000	11/19/18	4.290%	6 Month BUBOR(2)	$239,233	$—	$239,233	Credit Suisse First Boston Corp.
HUF	330,000	03/27/23	5.510%	6 Month BUBOR(2)	336,001	—	336,001	Deutsche Bank AG
ILS	6,500	11/20/18	2.200%	3 Month TELBOR(2)	103,139	—	103,139	Hong Kong & Shanghai Bank
ILS	7,500	12/09/22	1.530%	3 Month TELBOR(2)	88,590	—	88,590	Citigroup Global Markets
ILS	3,200	03/06/23	3.525%	3 Month TELBOR(2)	147,030	—	147,030	Deutsche Bank AG
ILS	4,200	06/27/23	3.730%	3 Month TELBOR(2)	199,761	—	199,761	Credit Suisse First Boston Corp.
ILS	3,000	04/26/26	1.685%	3 Month TELBOR(2)	12,781	—	12,781	JPMorgan Chase
ILS	5,000	06/24/26	1.660%	3 Month TELBOR(2)	11,961	—	11,961	Citigroup Global Markets
ILS	4,000	09/19/26	1.600%	3 Month TELBOR(2)	(3,773)	—	(3,773)	Barclays Capital Group
JPY	30,000	07/22/21	1.090%	6 Month JPY LIBOR(2)	16,013	—	16,013	Citigroup Global Markets
JPY	85,500	07/21/24	1.489%	6 Month JPY LIBOR(2)	96,111	—	96,111	Citigroup Global Markets
JPY	60,000	07/04/26	1.603%	6 Month JPY LIBOR(2)	87,990	—	87,990	Citigroup Global Markets
JPY	70,000	08/02/26	1.534%	6 Month JPY LIBOR(2)	97,798	—	97,798	Citigroup Global Markets
JPY	300,000	09/03/27	1.290%	6 Month JPY LIBOR(2)	372,642	—	372,642	Citigroup Global Markets
JPY	40,000	12/04/27	1.261%	6 Month JPY LIBOR(2)	50,400	—	50,400	Citigroup Global Markets
JPY	40,000	12/14/27	1.235%	6 Month JPY LIBOR(2)	49,166	—	49,166	Hong Kong & Shanghai Bank
JPY	120,000	02/20/28	1.353%	6 Month JPY LIBOR(2)	162,162	—	162,162	Deutsche Bank AG
JPY	200,000	04/16/28	1.235%	6 Month JPY LIBOR(2)	242,539	—	242,539	Credit Suisse First Boston Corp.
JPY	160,000	11/14/32	2.390%	6 Month JPY LIBOR(2)	288,985	—	288,985	Citigroup Global Markets
JPY	35,000	12/14/32	1.575%	6 Month JPY LIBOR(2)	70,437	—	70,437	Hong Kong & Shanghai Bank
JPY	70,000	01/28/43	1.955%	6 Month JPY LIBOR(2)	252,658	—	252,658	JPMorgan Chase
JPY	137,500	05/21/43	2.003%	6 Month JPY LIBOR(1)	(521,919)	—	(521,919)	Credit Suisse First Boston Corp.
JPY	45,800	05/29/43	2.013%	6 Month JPY LIBOR(1)	(174,929)	—	(174,929)	Credit Suisse First Boston Corp.
JPY	100,000	06/03/43	1.970%	6 Month JPY LIBOR(2)	371,065	—	371,065	JPMorgan Chase

See Notes to Financial Statements.

76

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
KRW	1,500,000	08/14/21	2.773%	3 Month KRW LIBOR(2)	$86,612	$—	$86,612	Hong Kong & Shanghai Bank
KRW	655,000	10/07/22	1.765%	3 Month KRW LIBOR(2)	10,939	—	10,939	JPMorgan Chase
KRW	900,000	11/05/24	2.425%	3 Month KRW LIBOR(2)	58,637	—	58,637	Barclays Capital Group
KRW	1,485,000	10/28/26	1.520%	3 Month KRW LIBOR(2)	648	(14)	662	JPMorgan Chase
KRW	1,280,000	10/17/28	1.450%	3 Month KRW LIBOR(2)	(8,986)	—	(8,986)	Citigroup Global Markets
KRW	520,000	01/27/31	1.870%	3 Month KRW LIBOR(2)	19,949	—	19,949	JPMorgan Chase
MXN	37,000	06/20/18	6.020%	28 Day Mexican Interbank Rate(2)	9,300	—	9,300	Credit Suisse First Boston Corp.
MXN	20,000	08/13/19	4.985%	28 Day Mexican Interbank Rate(2)	(24,517)	—	(24,517)	Hong Kong & Shanghai Bank
MXN	17,500	04/09/42	7.890%	28 Day Mexican Interbank Rate(2)	98,016	—	98,016	Barclays Capital Group
MYR	16,000	08/19/23	3.445%	3 Month KLIBOR(2)	(55,470)	—	(55,470)	Morgan Stanley
MYR	1,700	04/28/25	4.040%	3 Month KLIBOR(2)	6,702	—	6,702	Citigroup Global Markets
NOK	13,500	11/07/17	2.550%	6 Month NIBOR(2)	53,477	—	53,477	Citigroup Global Markets
NOK	4,500	11/07/22	3.190%	6 Month NIBOR(2)	70,772	—	70,772	Citigroup Global Markets
NZD	1,320	09/25/22	3.790%	3 Month BBR(2)	67,989	—	67,989	Citigroup Global Markets
NZD	910	08/09/23	4.653%	3 Month BBR(2)	87,274	—	87,274	Hong Kong & Shanghai Bank
PLN	15,000	06/28/18	3.790%	6 Month WIBOR(2)	151,085	—	151,085	Deutsche Bank AG
PLN	4,900	06/27/21	5.390%	6 Month WIBOR(2)	199,045	—	199,045	JPMorgan Chase
PLN	5,700	04/12/22	5.030%	6 Month WIBOR(2)	253,594	—	253,594	Hong Kong & Shanghai Bank
PLN	4,000	03/14/23	3.810%	6 Month WIBOR(2)	117,058	—	117,058	Bank of America
PLN	4,100	03/18/23	3.660%	6 Month WIBOR(2)	109,577	—	109,577	Hong Kong & Shanghai Bank
PLN	3,600	06/27/26	5.280%	6 Month WIBOR(1)	(231,182)	—	(231,182)	JPMorgan Chase
SEK	3,700	02/27/22	2.520%	3 Month STIBOR(2)	63,027	—	63,027	Citigroup Global Markets
SGD	1,800	01/08/18	0.935%	6 Month SIBOR(2)	(6,395)	—	(6,395)	Bank of America
SGD	5,450	04/30/20	1.850%	6 Month SIBOR(2)	37,591	—	37,591	Citigroup Global Markets
THB	50,000	12/20/17	3.230%	6 Month BIBOR(2)	35,090	—	35,090	Bank of America

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	77

Portfolio of Investments (continued)

as of October 31, 2016

Interest rate swap agreements outstanding at October 31, 2016 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
	OTC swap agreements (cont’d.):
THB	120,000	08/23/23	1.920%	6 Month BIBOR(2)	$(30,129)	$—	$(30,129)	Morgan Stanley
THB	28,900	04/30/25	2.560%	6 Month BIBOR(2)	26,051	—	26,051	Citigroup Global Markets
TWD	115,500	03/17/21	0.780%	3 Month TAIBOR(2)	(16,034)	—	(16,034)	Barclays Capital Group
ZAR	17,000	11/15/23	8.085%	3 Month JIBAR(2)	11,654	—	11,654	Credit Suisse First Boston Corp.

					$5,646,661	$(14)	$5,646,675

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.
(3)	The Fund pays the floating rate of 3 Month JPY LIBOR plus .875 bps and receives the floating rate of 6 Month JPY LIBOR.
(4)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.25 bps.
(5)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.5 bps.
(6)	The Fund pays the floating rate of 3 Month LIBOR and receives the floating rate of 1 Day USOIS plus 38.375 bps.

Foreign Bonds with a combined market value of $10,073,247 have been segregated with Citigroup Global Markets to cover requirements for open centrally cleared credit default and interest rate swap contracts at October 31, 2016.

Total return swap agreements outstanding at October 31, 2016:

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements:
JPMorgan Chase	11/23/16	2,950	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	$(22,158)	$—	$(22,158)
JPMorgan Chase	11/23/16	2,970	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(30,435)	—	(30,435)
JPMorgan Chase	11/23/16	2,965	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(30,117)	—	(30,117)

See Notes to Financial Statements.

78

Total return swap agreements outstanding at October 31, 2016 (continued):

Counterparty	Termination Date	Long (Short) Notional Amount (000)#	Description	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(1)
OTC total return swap agreements (cont’d.):
JPMorgan Chase	11/23/16	2,880	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	$(30,169)	$—	$(30,169)
JPMorgan Chase	11/23/16	2,925	Pay variable payments based on 1 Day USOIS plus 26 bps and receive variable payments based on U.S. Treasury Note	(30,652)	—	(30,652)
JPMorgan Chase	12/08/16	3,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(36,012)	—	(36,012)
JPMorgan Chase	12/08/16	3,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(35,854)	—	(35,854)
JPMorgan Chase	12/08/16	3,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(34,224)	—	(34,224)
JPMorgan Chase	12/08/16	3,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(29,652)	—	(29,652)
JPMorgan Chase	12/08/16	3,000	Pay variable payments based on 1 Day USOIS plus 30 bps and receive variable payments based on U.S. Treasury Note	(31,989)	—	(31,989)

				$(311,262)	$—	$(311,262)

(1)	Upfront/recurring fees or commissions, as applicable, are included in net unrealized appreciation (depreciation).

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	79

Portfolio of Investments (continued)

as of October 31, 2016

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Foreign Bonds
Argentina	$—	$2,237,840	$—
Australia	—	871,613	—
Austria	—	1,915,562	—
Belgium	—	4,841,434	—
Brazil	—	8,673,486	—
Bulgaria	—	3,848,943	—
Canada	—	7,857,342	—
Cayman Islands	—	560,000	—
Chile	—	526,032	—
China	—	507,815	—
Colombia	—	6,812,049	—
Croatia	—	1,184,599	—
Cyprus	—	9,243,715	—
Denmark	—	1,573,447	—
Dominican Republic	—	2,955,105	—
Finland	—	1,364,981	—
France	—	7,250,472	—
Germany	—	6,841,379	—
Greece	—	9,300,596	—
Hungary	—	13,972,732	—
Iceland	—	5,538,314	—
India	—	778,286	—
Indonesia	—	11,444,894	—
Ireland	—	1,674,359	—
Italy	—	14,079,309	—
Japan	—	12,687,038	—
Lithuania	—	3,327,318	—
Macedonia	—	555,052	—

See Notes to Financial Statements.

80

	Level 1	Level 2	Level 3
Foreign Bonds (continued)
Mexico	$—	$24,297,779	$—
Netherlands	—	9,639,438	—
New Zealand	—	2,869,044	—
Norway	—	5,069,315	—
Panama	—	2,683,108	—
Peru	—	7,188,818	—
Poland	—	5,739,981	—
Portugal	—	9,194,020	—
Romania	—	5,052,434	—
Russia	—	1,600,320	—
Saudi Arabia	—	1,197,000	—
Singapore	—	772,230	—
Slovenia	—	9,094,636	—
South Africa	—	4,075,173	—
South Korea	—	1,454,193	—
Spain	—	20,967,212	—
Supranational Bank	—	22,690,231	—
Sweden	—	3,990,772	—
Switzerland	—	1,685,693	—
Turkey	—	6,680,685	—
United Kingdom	—	33,902,517	—
Uruguay	—	1,208,123	—
Asset-Backed Securities
Collateralized Loan Obligations	—	31,610,323	6,988,775
Non-Residential Mortgage-Backed Securities	—	9,582,272	400,048
Residential Mortgage-Backed Securities	—	31,407,136	—
Bank Loans	—	1,009,456	—
Commercial Mortgage-Backed Securities	—	45,905,437	—
Corporate Bonds	—	69,209,515	—
Municipal Bonds	—	1,070,916	—
Residential Mortgage-Backed Securities	—	21,248,831	300,046
U.S. Government Agency Obligations	—	1,850,727	—
U.S. Treasury Obligations	—	47,342,512	—
Preferred Stock	104,040	—	—
Affiliated Mutual Funds	6,738,054	—	—
Foreign Certificate of Deposit	—	3,003,141	—
Foreign Commercial Paper	—	2,990,390	—
Foreign Treasury Obligation	—	3,958,120	—
Options Purchased	—	1,386,535	—
Options Written	—	(1,486,514)	—
Other Financial Instruments*
Futures Contracts	(4,078,559)	—	—
OTC Forward Foreign Currency Exchange Contracts	—	(1,751,022)	—
OTC Cross Currency Exchange Contracts	—	(140,099)	—

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	81

Portfolio of Investments (continued)

as of October 31, 2016

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Centrally Cleared Credit Default Swap Agreements	$—	$106,105	$—
OTC Credit Default Swap Agreements	—	(1,180,097)	6,090
OTC Currency Swap Agreements	—	3,184,703	—
OTC Forward Rate Agreements	—	—	(4,351)
Centrally Cleared Interest Rate Swap Agreements	—	4,256,088	—
OTC Interest Rate Swap Agreements	—	5,646,661	—
OTC Total Return Swap Agreements	—	(311,262)	—

Total	$2,763,535	$603,376,308	$7,690,608

During the period, there were no transfers between Level 1 and Level 2 to report.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset- Backed Collateralized Loan Obligations	Asset- Backed Non- Residential Mortgage- Backed Securities	Commercial Mortgage- Backed Securities	Residential Mortgage- Backed Securities	Credit Default Swaps	Forward Rate Agreements
Balance as of 10/31/15	$—	$—	$1,319,954	$—	$—	$(36,385)
Realized gain (loss)	—	—	—	679	—	— **
Change in unrealized appreciation (depreciation)***	(110,203)	93	—	(1,483)	6,090	32,034
Purchases	7,098,978	399,955	—	341,387	—	—
Sales/Paydowns	—	—	—	(42,078)	—	—
Accrued discount/premium	—	—	—	1,541	—	—
Transfers into Level 3	—	—	—	—	—	—
Transfers out of Level 3	—	—	(1,319,954)	—	—	—

Balance as of 10/31/16	$6,988,775	$400,048	$—	$300,046	$6,090	$(4,351)

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.
**	The realized loss incurred during the period for other financial instruments was $(67,028).
***	Of which, $(109,853) was relating to securities held at the reporting period end.

See Notes to Financial Statements.

82

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2016	Valuation Methodology	Unobservable Inputs
Asset-Backed Collateralized Loan Obligations	$6,988,775	Market Approach	Single Broker Indicative Quote
Asset-Backed Non-Residential Mortgage-Backed Securities	400,048	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	300,046	Market Approach	Single Broker Indicative Quote
Credit Default Swaps	6,090	Market Approach	Single Broker Indicative Quote
Forward Rate Agreements	(4,351)	Model Pricing	Forward Rate Volatility

	$7,690,608

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Commercial Mortgage-Backed Securities	$1,319,954	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2016 were as follows (unaudited):

Sovereign Bonds	40.5%
Residential Mortgage-Backed Securities	8.7
U.S. Treasury Obligations	7.8
Commercial Mortgage-Backed Securities	7.5
Collateralized Loan Obligations	6.3
Banks	5.7
Multi-National	3.7
Non-Residential Mortgage-Backed Securities	1.6
Oil & Gas	1.6
Electric	1.5
Media	1.3
Insurance	1.2
Affiliated Mutual Funds (including 0.4% of collateral for securities on loan)	1.1
Healthcare-Services	0.9
Foreign Treasury Obligation	0.7
Transportation	0.6
Entertainment	0.6
Mining	0.5
Food	0.5
Foreign Certificate of Deposit	0.5
Foreign Commercial Paper	0.5
Auto Parts & Equipment	0.5%
Diversified Financial Services	0.5
Auto Manufacturers	0.4
Retail	0.4
Software	0.4
Leisure Time	0.4
Electronics	0.4
Home Builders	0.3
U.S. Government Agency Obligations	0.3
Chemicals	0.3
Computers	0.3
Building Materials	0.2
Commercial Services	0.2
Options Purchased	0.2
Telecommunications	0.2
Packaging & Containers	0.2
Semiconductors	0.2
Municipal Bonds	0.2
Office & Business Equipment	0.2
Miscellaneous Manufacturing	0.2
Pharmaceuticals	0.1
Household Products	0.1

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	83

Portfolio of Investments (continued)

as of October 31, 2016

Industry (cont’d.)
Forest Products & Paper	0.1%
Biotechnology	0.1
Lodging	0.1
Airlines	0.1
Engineering & Construction	0.1
Financials	0.1
Technology	0.1%

100.2
Options Written	(0.3)
Other assets in excess of liabilities	0.1

100.0%

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit risk, foreign exchange risk and interest rate risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Credit contracts	Unrealized appreciation on OTC swap agreements	$3,630,309		Unrealized depreciation on OTC swap agreements	$440,711
Credit contracts	Premiums paid for OTC swap agreements	507,672		Premiums received for OTC swap agreements	4,871,277
Credit contracts	Due from/to broker—variation margin centrally cleared swaps	158,855	*	Due from/to broker—variation margin centrally cleared swaps	52,750	*
Credit contracts	Unaffiliated Investments	135,032		Options written outstanding, at value	43,020
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	2,067,780		Unrealized depreciation on OTC forward foreign currency exchange contracts	3,818,802
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	96,130		Unrealized depreciation on OTC cross currency exchange contracts	236,229
Foreign exchange contracts	Unaffiliated Investments	1,251,503		Options written outstanding, at value	1,443,494
Interest rate contracts	Due from/to broker—variation margin futures	378,039	*	Due from/to broker—variation margin futures	4,456,598	*
Interest rate contracts	Due from/to broker—variation margin centrally cleared swaps	7,830,897	*	Due from/to broker—variation margin centrally cleared swaps	3,574,809	*

See Notes to Financial Statements.

84

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Interest rate contracts	Unrealized appreciation on OTC swap agreements	$11,650,478	Unrealized depreciation on OTC swap agreements	$3,087,005
Interest rate contracts	Unrealized appreciation on OTC forward rate agreements	57,510	Unrealized depreciation on OTC forward rate agreements	61,861
Interest rate contracts	Premiums paid for OTC swap agreements	38,627	Premiums received for OTC swap agreements	81,998

Total		$27,802,832		$22,168,554

*	Includes cumulative appreciation (depreciation) as reported in the schedule of open futures contracts and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2016 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$(1,640,537)	$1,768,622	$—	$—	$—	$1,031,530	$1,159,615
Foreign exchange contracts	(1,286,316)	1,275,059	—	714,938	—	—	703,681
Interest rate contracts	(272,760)	103,559	11,069,459	—	103,525	661,649	11,665,432

	$(3,199,613)	$3,147,240	$11,069,459	$714,938	$103,525	$1,693,179	$13,528,728

*	Included in net realized gain (loss) on investment transactions in the Statement of Operations.
**	Included in net realized gain (loss) on foreign currency transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased*	Options Written	Futures	Forward and Cross Currency Contracts**	Forward Rate Agreements	Swaps	Total
Credit contracts	$200,716	$(108,478)	$—	$—	$—	$1,405,359	$1,497,597
Foreign exchange contracts	(522,336)	1,197,580	—	(3,000,412)	—	—	(2,325,168)
Interest rate contracts	(163,718)	(52,653)	(4,241,142)	—	32,034	4,867,185	441,706

	$(485,338)	$1,036,449	$(4,241,142)	$(3,000,412)	$32,034	$6,272,544	$(385,865)

*	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.
**	Included in net change in unrealized appreciation (depreciation) on foreign currencies in the Statement of Operations.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	85

Portfolio of Investments (continued)

as of October 31, 2016

For the year ended October 31, 2016, the Fund’s average volume of derivative activities are as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(3)	Futures Contracts— Short Positions(3)	Forward Foreign Currency Exchange Contracts— Purchased(4)	Forward Foreign Currency Exchange Contracts— Sold(4)	Cross Currency Exchange Contracts(3)
$3,132,705	$431,604,000	$283,701,178	$104,142,816	$196,944,234	$140,055,561	$23,050,001

Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)	Credit Default Swap Agreements— Sell Protection(2)	Currency Swap Agreements(2)	Total Return Swap Agreements(2)
$61,655,000	$921,007,000	$20,700,000	$159,377,000	$67,023,000	$18,636,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Trade Date.
(4)	Value at Settlement Date.

Offsetting of OTC derivative assets and liabilities:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives, where the legal right to set-off exists, is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
Bank of America	$296,708	$(296,708)	$—	$—
Bank of Nova Scotia	245,894	—	(245,894)	—
Barclays Capital Group	1,679,139	(1,522,943)	(156,196)	—
BNP Paribas	71,169	(71,169)	—	—
Citigroup Global Markets	4,441,443	(2,445,015)	(1,996,428)	—
Credit Suisse First Boston Corp.	1,142,574	(1,142,574)	—	—
Deutsche Bank AG	1,334,489	(570,091)	(740,000)	24,398
Goldman Sachs & Co.	1,089,069	(1,089,069)	—	—
Hong Kong & Shanghai Bank	2,449,826	(966,975)	(1,482,851)	—

See Notes to Financial Statements.

86

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts Available for Offset	Collateral Received	Net Amount
JPMorgan Chase	$5,486,997	$(2,531,351)	$(2,955,646)	$—
Morgan Stanley	751,650	(751,650)	—	—
UBS AG	446,083	(446,083)	—	—

	$19,435,041

Counterparty	Gross Amounts of Recognized Liabilities(2)	Gross Amounts Available for Offset	Collateral Pledged	Net Amount
Bank of America	$(314,159)	$296,708	$—	$(17,451)
Bank of Nova Scotia	—	—	—	—
Barclays Capital Group	(1,522,943)	1,522,943	—	—
BNP Paribas	(475,558)	71,169	397,520	(6,869)
Citigroup Global Markets	(2,445,015)	2,445,015	—	—
Credit Suisse First Boston Corp.	(1,816,118)	1,142,574	589,407	(84,137)
Deutsche Bank AG	(570,091)	570,091	—	—
Goldman Sachs & Co.	(1,185,416)	1,089,069	96,347	—
Hong Kong & Shanghai Bank	(966,975)	966,975	—	—
JPMorgan Chase	(2,531,351)	2,531,351	—	—
Morgan Stanley	(887,749)	751,650	136,099	—
UBS AG	(1,369,022)	446,083	791,603	(131,336)

	$(14,084,397)

(1)	Includes unrealized appreciation on swaps and forwards, premiums paid on swap agreements and market value of purchased options.
(2)	Includes unrealized depreciation on swaps and forwards, premiums received on swap agreements and market value of written options.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	87

Statement of Assets & Liabilities

as of October 31, 2016

Assets
Investments at value, including securities on loan of $2,474,127:
Unaffiliated investments (cost $612,959,905)	$602,844,654
Affiliated investments (cost $6,737,659)	6,738,054
Cash	48,832
Foreign currency, at value (cost $4,199,775)	4,222,394
Unrealized appreciation on OTC swap agreements	15,280,787
Receivable for investments sold	8,376,774
Dividends and interest receivable	6,625,348
Receivable for Fund shares sold	4,208,720
Unrealized appreciation on OTC forward foreign currency exchange contracts	2,067,780
Premiums paid for OTC swap agreements	546,299
Due from broker—variation margin futures	381,365
Due from broker—variation margin swaps	168,886
Unrealized appreciation on OTC cross currency exchange contracts	96,130
Unrealized appreciation on OTC forward rate agreements	57,510
Tax reclaim receivable	583
Prepaid expenses	4,286

Total Assets	651,668,402

Liabilities
Payable for investments purchased	19,803,941
Payable for Fund shares reacquired	6,059,389
Premiums received for OTC swap agreements	4,953,275
Unrealized depreciation on OTC forward foreign currency exchange contracts	3,818,802
Unrealized depreciation on OTC swap agreements	3,527,716
Payable to broker for collateral for securities on loan	2,525,720
Options written outstanding, at value (premiums received $3,004,326)	1,486,514
Dividends payable	263,727
Unrealized depreciation on OTC cross currency exchange contracts	236,229
Accrued expenses and other liabilities	207,430
Management fee payable	131,059
Distribution fee payable	77,124
Unrealized depreciation on OTC forward rate agreements	61,861
Affiliated transfer agent fee payable	21,633
Loan interest payable	65

Total Liabilities	43,174,485

Net Assets	$608,493,917

Net assets were comprised of:
Common stock, at par	$913,087
Paid-in capital in excess of par	606,305,593

607,218,680
Undistributed net investment income	101,675
Accumulated net realized loss on investment and foreign currency transactions	(270,075)
Net unrealized appreciation on investments and foreign currencies	1,443,637

Net assets, October 31, 2016	$608,493,917

See Notes to Financial Statements.

88

Class A
Net asset value and redemption price per share ($202,770,373 ÷ 30,534,270 shares of common stock issued and outstanding)	$6.64
Maximum sales charge (4.50% of offering price)	0.31

Maximum offering price to public	$6.95

Class B
Net asset value, offering price and redemption price per share ($4,202,058 ÷ 633,017 shares of common stock issued and outstanding)	$6.64

Class C
Net asset value, offering price and redemption price per share ($35,848,270 ÷ 5,408,371 shares of common stock issued and outstanding)	$6.63

Class Q
Net asset value, offering price and redemption price per share ($61,712,987 ÷ 9,178,126 shares of common stock issued and outstanding)	$6.72

Class Z
Net asset value, offering price and redemption price per share ($303,960,229 ÷ 45,554,961 shares of common stock issued and outstanding)	$6.67

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	89

Statement of Operations

Year Ended October 31, 2016

Net Investment Income (Loss)
Income
Interest income (net of foreign withholding taxes of $6,970)	$13,855,216
Affiliated dividend income	114,384
Unaffiliated dividend income	7,089
Income from securities lending, net (including affiliated income of $976)	2,591

Total income	13,979,280

Expenses
Management fee	2,338,598
Distribution fee—Class A	423,235
Distribution fee—Class B	44,570
Distribution fee—Class C	308,716
Transfer agent’s fees and expenses (including affiliated expense of $98,900)	468,000
Custodian and accounting fees (net of $13,300 fee credit)	340,000
Registration fees	129,000
Audit fee	67,000
Shareholders’ reports	66,000
Legal fees and expenses	25,000
Directors’ fees	12,000
Insurance expenses	4,000
Loan interest expense	965
Miscellaneous	20,108

Total expenses	4,247,192
Less: Management fee waiver and/or expense reimbursement	(663,697)

Net expenses	3,583,495

Net investment income (loss)	10,395,785

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(7,389,269)
Futures transactions	11,069,459
Options written transactions	3,147,240
Forward rate agreement transactions	103,525
Swap agreement transactions	1,693,179
Foreign currency transactions	346,655

8,970,789

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $395)	471,761
Futures	(4,241,142)
Options written	1,036,449
Forward rate agreements	32,034
Swap agreements	6,272,544
Foreign currencies	(2,997,557)

574,089

Net gain (loss) on investment and foreign currency transactions	9,544,878

Net Increase (Decrease) In Net Assets Resulting From Operations	$19,940,663

See Notes to Financial Statements.

90

Statement of Changes in Net Assets

	Year Ended October 31,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$10,395,785	$9,103,624
Net realized gain (loss) on investment and foreign currency transactions	8,970,789	(8,789,031)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	574,089	(11,691,956)

Net increase (decrease) in net assets resulting from operations	19,940,663	(11,377,363)

Dividends and Distributions (Note 1)
Dividends from net investment income*
Class A	(3,190,387)	(1,169,699)
Class B	(57,858)	(28,994)
Class C	(394,757)	(174,508)
Class Q	(857,487)	(132,530)
Class Z	(3,141,235)	(910,710)

	(7,641,724)	(2,416,441)

Tax return of capital distributions
Class A	(705,307)	(5,067,571)
Class B	(12,791)	(125,615)
Class C	(87,270)	(756,034)
Class Q	(189,567)	(574,168)
Class Z	(694,441)	(3,945,532)

	(1,689,376)	(10,468,920)

Distributions from net realized gains
Class A	(2,008,617)	—
Class B	(52,992)	—
Class C	(367,214)	—
Class Q	(469,625)	—
Class Z	(1,808,942)	—

	(4,707,390)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	396,606,738	155,213,202
Net asset value of shares issued in reinvestment of dividends and distributions	12,075,747	10,418,377
Cost of shares reacquired	(139,842,069)	(159,746,788)

Net increase (decrease) in net assets from Fund share transactions	268,840,416	5,884,791

Total increase (decrease)	274,742,589	(18,377,933)

Net Assets:
Beginning of year	333,751,328	352,129,261

End of year(a)	$608,493,917	$333,751,328

(a) Includes undistributed net investment income of:	$101,675	$—

*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	91

Notes to Financial Statements

Prudential Global Total Return Fund, Inc. (the “Fund”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund’s investment objective is to seek total return, made up of current income and capital appreciation. The Fund is a non-diversified fund.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

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Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest up to 15% of its net assets in illiquid securities, including those which are

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Notes to Financial Statements (continued)

restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its Subadviser and may incur expenses that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s Subadviser under the guidelines adopted by the Directors of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

CAS and STACR: The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the funds. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of

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fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currency transactions.

Concentration of Risk: The ability of debt securities issuers (other than those issued or guaranteed by the U.S. Government) held by the Fund to meet its obligations may be affected by the economic or political developments in a specific industry, region or country. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into

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Notes to Financial Statements (continued)

forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life.

Cross Currency Exchange Contracts: A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates, with respect to securities which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. OTC options also involve the risk of the potential inability of the counterparties to meet the terms

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of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into credit default, interest rate and other forms of swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with counterparty (“OTC-traded”) or through a central clearing facility, such as a registered commodities exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on investments. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Payments received or paid by the Fund are recorded as realized gains (losses) upon termination or maturity of the swap. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Portfolio of Investments.

Credit Default Swaps: Credit default swaps (“CDS”) involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a

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Notes to Financial Statements (continued)

protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund sold protection using credit default swaps to take an active short position with respect to the likelihood of a particular issuer’s default. The Fund’s maximum risk of loss from counterparty credit risk for purchased credit default swaps is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues of an emerging country as of period end are disclosed in the footnotes to the Portfolio of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as indicators of the current status of the payment/performance risk. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk

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exposure in the normal course of pursuing its investment objectives. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed-rate payments and to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Total Return Swaps: In a total return swap, one party would receive payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pay a fixed amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Portfolio of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Portfolio of Investments. Collateral can be in the form of cash or debt

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Notes to Financial Statements (continued)

securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2016, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund may invest in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

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Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. For the period March 31, 2016 through July 18, 2016 the collateral was invested in an ultra-short bond fund. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund declares dividends from net investment income daily and payment is made monthly. Distributions from net realized capital and currency gains, if any, are paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

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Notes to Financial Statements (continued)

income tax provision is required. Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its Prudential Fixed Income (“PFI”) unit. The subadvisory agreement provides that PFI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PFI is obligated to keep certain books and records of the Fund. PI pays for the services of PFI, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

Effective October 1, 2016, the management fee paid to PI is accrued daily and payable monthly at an annual rate of .50% of the Fund’s average daily net assets up to $2 billion and .485% of such assets in excess of $2 billion. Prior to October 1, 2016, the management fee paid to PI was accrued daily and payable monthly at an annual rate of .60% of the Fund’s average daily net assets up to $2 billion and .575% of such assets in excess of $2 billion. In addition, from August 1, 2016 through September 30, 2016 PI had contractually agreed to waive their management so that the effective management fee would be 0.50% of the average daily net assets of the Fund. The effective management fee rate before any waivers and/or expense reimbursement was .59% for the year ended October 31, 2016. The effective management fee rate net of waivers and/or expense reimbursement was .42%.

Effective August 1, 2016, PI has contractually agreed through February 28, 2018 to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .63% of the Fund’s average daily net assets. In addition, PI has contractually agreed through February 28, 2018 to limit net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer

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agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Fund to .58% of the Fund’s average daily net assets. Prior to August 1, 2016, PI had contractually agreed to limit the net annual operating expenses (exclusive of distribution and service (12b-1) fees, transfer agency expenses (including sub-transfer agency and networking fees), taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), interest, underlying funds, brokerage, extraordinary and certain other expenses such as dividend, broker charges and interest expense on short sales) of each class of shares of the Funds to .62% of the Fund’s average daily net assets. Expenses waived/reimbursed by the Manager in accordance with this agreement may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Q and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Q and Class Z shares of the Fund.

Pursuant to the Distribution plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .25%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively.

PIMS has advised the Fund that it has received $436,289 in front-end sales charges resulting from sales of Class A shares during the year ended October 31, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended October 31, 2016 it has received $419, $8,153 and $3,620 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

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Notes to Financial Statements (continued)

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of the Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, for year ended October 31, 2016, were $435,501,175 and $202,846,736, respectively.

Transactions in options written during the year ended October 31, 2016, were as follows:

	Notional Amount (000)	Premium
Balance at beginning of period	711,090	$2,236,153
Written options	1,992,270	7,973,144
Expired options	(1,097,070)	(2,365,458)
Closed options	(1,340,490)	(4,839,513)

Balance at end of period	265,800	$3,004,326

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present undistributed net investment income,

104

accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par. For the year ended October 31, 2016, the adjustments were to decrease undistributed net investment income by $180,101, decrease accumulated net realized loss on investment and foreign currency transactions by $746,566 and decrease paid-in capital in excess of par by $566,465 due to reclassification of net foreign currency loss, paydown gains/losses, taxable overdistribution, swap gains/losses and differences in the treatment of accreting market discount and amortization of premiums. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the year ended October 31, 2016, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $7,641,724 of ordinary income, $1,689,376 of tax return of capital and $4,707,390 of long-term capital gain. For the year ended October 31, 2015, the tax character of dividends paid were $2,416,441 of ordinary income and $10,468,920 of tax return of capital.

As of October 31, 2016, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the total net unrealized appreciation as of October 31, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Depreciation	Other Cost Basis Adjustments	Total Net Unrealized Appreciation
$624,789,191	$6,836,750	$(22,043,233)	$(15,206,483)	$16,745,447	$1,538,964

The difference between book and tax basis is primarily attributable to deferred losses on wash sales, difference in the treatment of premium amortization and other book to tax differences. The other cost basis adjustments are primarily attributable to appreciation (depreciation) of foreign currencies, swaps, futures and mark-to-market of receivables and payables.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.50%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of

Prudential Global Total Return Fund, Inc.	105

Notes to Financial Statements (continued)

purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although the CDSC is waived for purchases by certain retirement and/or benefit plans. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on shares redeemed within the first 12 months after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 2 billion authorized shares of common stock at $.01 par value per share, designated Class A, Class B, Class C, Class Q and Class Z, each of which consists of 500 million, 200 million, 400 million, 400 million and 500 million authorized shares, respectively.

As of October 31, 2016, 7 shareholders of record held 55% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended October 31, 2016:
Shares sold	13,124,936	$87,952,360
Shares issued in reinvestment of dividends and distributions	749,867	4,962,309
Shares reacquired	(6,872,582)	(45,215,154)

Net increase (decrease) in shares outstanding before conversion	7,002,221	47,699,515
Shares issued upon conversion from other share class(es)	165,668	1,112,188
Shares reacquired upon conversion into other share class(es)	(1,044,918)	(7,076,434)

Net increase (decrease) in shares outstanding	6,122,971	$41,735,269

Year ended October 31, 2015:
Shares sold	5,548,835	$36,890,776
Shares issued in reinvestment of dividends and distributions	759,701	5,013,586
Shares reacquired	(9,371,989)	(61,628,252)

Net increase (decrease) in shares outstanding before conversion	(3,063,453)	(19,723,890)
Shares issued upon conversion from other share class(es)	46,307	302,604
Shares reacquired upon conversion into other share class(es)	(251,185)	(1,667,933)

Net increase (decrease) in shares outstanding	(3,268,331)	$(21,089,219)

106

Class B	Shares	Amount
Year ended October 31, 2016:
Shares sold	64,153	$420,207
Shares issued in reinvestment of dividends and distributions	13,010	85,840
Shares reacquired	(142,077)	(930,181)

Net increase (decrease) in shares outstanding before conversion	(64,914)	(424,134)
Shares reacquired upon conversion into other share class(es)	(25,204)	(168,062)

Net increase (decrease) in shares outstanding	(90,118)	$(592,196)

Year ended October 31, 2015:
Shares sold	51,935	$346,889
Shares issued in reinvestment of dividends and distributions	16,287	107,537
Shares reacquired	(264,411)	(1,753,411)

Net increase (decrease) in shares outstanding before conversion	(196,189)	(1,298,985)
Shares reacquired upon conversion into other share class(es)	(32,918)	(214,240)

Net increase (decrease) in shares outstanding	(229,107)	$(1,513,225)

Class C
Year ended October 31, 2016:
Shares sold	1,908,829	$12,778,322
Shares issued in reinvestment of dividends and distributions	98,781	651,664
Shares reacquired	(1,003,981)	(6,563,921)

Net increase (decrease) in shares outstanding before conversion	1,003,629	6,866,065
Shares reacquired upon conversion into other share class(es)	(167,753)	(1,122,397)

Net increase (decrease) in shares outstanding	835,876	$5,743,668

Year ended October 31, 2015:
Shares sold	1,188,987	$7,937,674
Shares issued in reinvestment of dividends and distributions	106,913	704,089
Shares reacquired	(1,538,215)	(10,072,556)

Net increase (decrease) in shares outstanding before conversion	(242,315)	(1,430,793)
Shares reacquired upon conversion into other share class(es)	(239,200)	(1,578,575)

Net increase (decrease) in shares outstanding	(481,515)	$(3,009,368)

Class Q
Year ended October 31, 2016:
Shares sold	7,485,008	$50,762,281
Shares issued in reinvestment of dividends and distributions	225,246	1,517,541
Shares reacquired†	(2,721,050)	(18,547,296)

Net increase (decrease) in shares outstanding before conversion	4,989,204	33,732,526
Shares issued upon conversion from other share class(es)	31,186	214,468

Net increase (decrease) in shares outstanding	5,020,390	$33,946,994

Year ended October 31, 2015:
Shares sold	4,139,894	$28,092,650
Shares issued in reinvestment of dividends and distributions	106,797	705,742
Shares reacquired	(213,630)	(1,414,568)

Net increase (decrease) in shares outstanding	4,033,061	$27,383,824

Prudential Global Total Return Fund, Inc.	107

Notes to Financial Statements (continued)

Class Z	Shares	Amount
Year ended October 31, 2016:
Shares sold	36,319,097	$244,693,568
Shares issued in reinvestment of dividends and distributions	728,562	4,858,393
Shares reacquired	(10,314,888)	(68,585,517)

Net increase (decrease) in shares outstanding before conversion	26,732,771	180,966,444
Shares issued upon conversion from other share class(es)	1,176,285	7,977,583
Shares reacquired upon conversion into other share class(es)	(138,847)	(937,346)

Net increase (decrease) in shares outstanding	27,770,209	$188,006,681

Year ended October 31, 2015:
Shares sold	12,230,446	$81,945,213
Shares issued in reinvestment of dividends and distributions	587,673	3,887,423
Shares reacquired	(12,838,846)	(84,878,001)

Net increase (decrease) in shares outstanding before conversion	(20,727)	954,635
Shares issued upon conversion from other shares class(es)	487,045	3,239,969
Shares reacquired upon conversion into other share class(es)	(12,367)	(81,825)

Net increase (decrease) in shares outstanding	453,951	$4,112,779

†	Includes affiliated redemption of 1,680 shares with a value of $10,785 for Class Q Shares.

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 6, 2016 through October 5, 2017. The Funds pay an annualized commitment fee of .15% of the unused portion of the SCA. The interest rate on borrowings under the SCA is paid monthly and at a per annum rate based upon the higher of 0.0%, the effective federal funds rate, or the One-Month LIBOR rate, plus a contractual spread. Prior to October 6, 2016, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .11% of the unused portion of the SCA. The interest rate on borrowings was substantially the same. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the year ended October 31, 2016. The average daily balance for the 15 days that the Fund had loans outstanding during the period was $1,376,133, borrowed at a weighted average interest rate of 1.68%. The maximum loan balance outstanding during the period was $3,864,000. At October 31, 2016, the Fund did not have an outstanding loan balance.

108

Note 8. Recent Accounting Pronouncements and Reporting Updates

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

On October 13, 2016, the Securities and Exchange Commission (the “SEC”) adopted new rules and forms and amended existing rules and forms which are intended to modernize and enhance the reporting and disclosure of information by registered investment companies and to improve the quality of information that funds provide to investors, including modifications to Regulation S-X which would require standardized, enhanced disclosure about derivatives in investment company financial statements. In an effort to enhance monitoring and regulation, the new rules and forms will allow the SEC to more effectively collect and use data reported by funds. The new rules also enhance disclosure regarding fund liquidity and redemption practices. Also under the new rules, the SEC will permit open-end funds, with the exception of money market funds, to offer swing pricing, subject to board approval and review. The compliance dates of the modifications to Regulation S-X are August 1, 2017 and other amendments and rules are generally June 1, 2018 and December 1, 2018. Management is currently evaluating the impacts to the financial statement disclosures, if any.

Prudential Global Total Return Fund, Inc.	109

Financial Highlights

Class A Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.45	$6.88	$6.92	$7.21	$6.99
Income (loss) from investment operations:
Net investment income (loss)	.17	.17	.19	.21	.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.37)	.06	(.21)	.31
Total from investment operations	.42	(.20)	.25	- (e)	.53
Less Dividends and Distributions:
Dividends from net investment income*	(.12)	(.04)	(.15)	(.18)	(.28)
Tax return of capital distributions	(.03)	(.19)	(.14)	(.11)	(.03)
Distributions from net realized gains	(.08)	-	-	-	-
Total dividends and distributions	(.23)	(.23)	(.29)	(.29)	(.31)
Net asset value, end of year	$6.64	$6.45	$6.88	$6.92	$7.21
Total Return(b):	6.60%	(2.90)%	3.67%	.07%	7.86%

Ratios/Supplemental Data:
Net assets, end of year (000)	$202,770	$157,404	$190,394	$161,099	$176,970
Average net assets (000)	$169,299	$175,942	$163,155	$180,342	$162,268
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	.97%	1.05%	1.25%	1.23%	1.31%
Expenses before waivers and/or expense reimbursement	1.14%	1.24%	1.30%	1.28%	1.36%
Net investment income (loss)	2.57%	2.50%	2.79%	2.99%	3.17%
Portfolio turnover rate	86%	95%	65%	79%	97%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	The distributor of the Fund had contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets through March 8, 2015. Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from .30% to .25% of the average daily net assets.
(e)	Less than $.005 per share.
*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

110

Class B Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.44	$6.88	$6.92	$7.21	$6.99
Income (loss) from investment operations:
Net investment income (loss)	.12	.12	.14	.16	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.38)	.06	(.21)	.30
Total from investment operations	.38	(.26)	.20	(.05)	.47
Less Dividends and Distributions:
Dividends from net investment income*	(.08)	(.03)	(.10)	(.13)	(.22)
Tax return of capital distributions	(.02)	(.15)	(.14)	(.11)	(.03)
Distributions from net realized gains	(.08)	-	-	-	-
Total dividends and distributions	(.18)	(.18)	(.24)	(.24)	(.25)
Net asset value, end of year	$6.64	$6.44	$6.88	$6.92	$7.21
Total Return(b):	5.99%	(3.75)%	2.90%	(.68)%	7.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,202	$4,660	$6,548	$7,084	$6,748
Average net assets (000)	$4,457	$5,469	$6,790	$7,299	$5,744
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.72%	1.80%	2.00%	1.98%	2.06%
Expenses before waivers and/or expense reimbursement	1.89%	1.97%	2.00%	1.98%	2.06%
Net investment income (loss)	1.85%	1.77%	2.05%	2.25%	2.40%
Portfolio turnover rate	86%	95%	65%	79%	97%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	111

Financial Highlights (continued)

Class C Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.44	$6.86	$6.90	$7.19	$6.97
Income (loss) from investment operations:
Net investment income (loss)	.12	.12	.14	.16	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.25	(.36)	.06	(.21)	.31
Total from investment operations	.37	(.24)	.20	(.05)	.48
Less Dividends and Distributions:
Dividends from net investment income*	(.08)	(.03)	(.10)	(.13)	(.23)
Tax return of capital distributions	(.02)	(.15)	(.14)	(.11)	(.03)
Distributions from net realized gains	(.08)	-	-	-	-
Total dividends and distributions	(.18)	(.18)	(.24)	(.24)	(.26)
Net asset value, end of year	$6.63	$6.44	$6.86	$6.90	$7.19
Total Return(b):	5.82%	(3.48)%	2.90%	(.68)%	7.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$35,848	$29,427	$34,691	$31,424	$33,988
Average net assets (000)	$30,873	$33,144	$30,378	$36,071	$27,739
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.72%	1.80%	2.00%	1.98%	2.06%
Expenses before waivers and/or expense reimbursement	1.89%	1.97%	2.00%	1.98%	2.06%
Net investment income (loss)	1.83%	1.76%	2.05%	2.24%	2.39%
Portfolio turnover rate	86%	95%	65%	79%	97%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

112

Class Q Shares
	Year Ended October 31,				February 3, 2012(d) through October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$6.53	$6.97	$6.94	$7.23	$6.97
Income (loss) from investment operations:
Net investment income (loss)	.19	.17	.23	.24	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.26	(.36)	.12	(.21)	.28
Total from investment operations	.45	(.19)	.35	.03	.46
Less Dividends and Distributions:
Dividends from net investment income*	(.15)	(.05)	(.18)	(.21)	(.19)
Tax return of capital distributions	(.03)	(.20)	(.14)	(.11)	(.01)
Distributions from net realized gains	(.08)	-	-	-	-
Total dividends and distributions	(.26)	(.25)	(.32)	(.32)	(.20)
Net asset value, end of period	$6.72	$6.53	$6.97	$6.94	$7.23
Total Return(b):	6.90%	(2.71)%	5.09%	.46%	6.81%

Ratios/Supplemental Data:
Net assets, end of period (000)	$61,713	$27,141	$869	$62	$11
Average net assets (000)	$40,135	$19,157	$295	$13	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.59%	.72%	.87%	.85%	.92%	(e)
Expenses before waivers and/or expense reimbursement	.76%	.82%	.87%	.85%	.92%	(e)
Net investment income (loss)	2.86%	2.64%	3.24%	3.48%	3.42%	(e)
Portfolio turnover rate	86%	95%	65%	79%	97%	(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
(d)	Commencement of offering.
(e)	Annualized.
(f)	Not annualized.
*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

Prudential Global Total Return Fund, Inc.	113

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$6.47	$6.90	$6.94	$7.23	$7.01
Income (loss) from investment operations:
Net investment income (loss)	.18	.18	.21	.22	.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.27	(.36)	.06	(.20)	.31
Total from investment operations	.45	(.18)	.27	.02	.54
Less Dividends and Distributions:
Dividends from net investment income*	(.14)	(.05)	(.17)	(.20)	(.29)
Tax return of capital distributions	(.03)	(.20)	(.14)	(.11)	(.03)
Distributions from net realized gains	(.08)	-	-	-	-
Total dividends and distributions	(.25)	(.25)	(.31)	(.31)	(.32)
Net asset value, end of year	$6.67	$6.47	$6.90	$6.94	$7.23
Total Return(b):	7.00%	(2.66)%	3.92%	.31%	8.10%

Ratios/Supplemental Data:
Net assets, end of year (000)	$303,960	$115,119	$119,628	$56,817	$83,077
Average net assets (000)	$153,146	$129,045	$71,247	$81,390	$58,999
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.72%	.80%	1.00%	.98%	1.06%
Expenses before waivers and/or expense reimbursement	.89%	.96%	1.00%	.98%	1.06%
Net investment income (loss)	2.77%	2.73%	3.00%	3.18%	3.37%
Portfolio turnover rate	86%	95%	65%	79%	97%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolios in which the Fund invests.
*	Dividends from net investment income may include other items that are ordinary income for tax purposes.

See Notes to Financial Statements.

114

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Global Total Return Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Prudential Global Total Return Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 19, 2016

Prudential Global Total Return Fund, Inc.	115

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2016, the Fund reports the maximum amount allowed per share, but not less than $0.08 for Class A, B, C, Q and Z as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2016, the Fund reports the maximum amount allowable but not less than 83.08% as interest related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of distributions received by you in calendar year 2016.

116

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 89	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 89	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 89	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Global Total Return Fund, Inc.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 89	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 89	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 89	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 89	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 89	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 89	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 87	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; 2003; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Prudential Global Total Return Fund, Inc.

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Charles H. Smith (43) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since 2016
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Global Total Return Fund, Inc.

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

I. Renewal of the Fund’s Management and Subadvisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Global Total Return Fund, Inc. (the “Fund”) consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income (“PGIM Fixed Income”) unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, between PI and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, PGIM Fixed Income, and PGIML. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser and sub-subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser and sub-subadviser, as well as PI’s recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PI, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PI, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PI.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board noted that the cost of services provided by the Manager to the Fund during the year ended December 31, 2015 exceeded the management fees paid by the Fund, resulting in an operating loss to Prudential. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PI, PGIM Fixed Income, and PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five-, and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The Peer Universe is a custom peer group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe.1 The mutual funds included in the

[1]

The Fund was compared to a custom peer group of un-hedged mutual funds included in the Lipper Global Income Funds Performance Universe, although the Fund is classified in the Lipper Global Income Funds Performance Universe. The Fund was compared to the custom peer group of un-hedged mutual funds included in the Global Income Funds Performance Universe because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

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Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. To the extent that PI deemed appropriate, and for reasons addressed in detail with the Board, PI may have provided supplemental data compiled by Broadridge for the Board’s consideration. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the Fund’s existing expense cap of 0.62% (exclusive of 12b-1, transfer agent, and certain other fees) through February 28, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

II. Approval of Amended Management and Subadvisory Agreements

Matters Considered by the Board

The Board of the Fund, including a majority of the Independent Directors, met during the Board Meeting that took place on September 20-22, 2016, to consider PI’s proposal to reduce the investment management fees and subadvisory fees for the Fund. At the Board Meeting, the Board, including a majority of the Independent Directors, approved the amendment of the Investment Management Agreement between the Fund and PI to

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

reduce the investment management fees payable by the Fund to the Manager and the amendment of the Subadvisory Agreement between PI and PGIM Fixed Income (PGIM Fixed Income or the subadviser) to reduce the subadvisory fees payable by PI to PGIM Fixed Income. The material factors and conclusions that formed the basis for the Directors’ determination to approve the amendments to the Investment Management Agreement and the Subadvisory Agreement are discussed separately below.

Nature, Quality, and Extent of Services

The Board noted that it had received and considered information about PI and PGIM Fixed Income at the June 7-9, 2016 meetings (the June 2016 Meetings) in connection with the renewal of the investment management agreements between the Manager and the Prudential Retail Funds, including the Fund, and that PI provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year regarding the nature, quality and extent of services provided by the Manager. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser, as well as the provision of fund recordkeeping, compliance and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s SIRG unit, is responsible for monitoring and reporting to the Manager’s senior management on the performance and operations of the subadviser.

The Board also noted that the Manager pays the salaries of all the officers and interested Directors who are part of Fund management. The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s senior management responsible for the oversight of the Fund and the subadviser, and was also provided with information pertaining to the Manager’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer as to the Manager. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the Manager to the Fund and determined that it was reasonable to conclude that there would be no diminution in the nature, quality and extent of services to be provided by the Manager under the amended Investment Management Agreement for the Fund.

The Board also noted that it had received and considered information about PGIM Fixed Income at the June 2016 Meetings in connection with the renewal of the subadvisory agreements between PI and the subadviser with respect to certain Prudential Retail Funds, including the Fund, and that the Manager provided a representation that there were no material changes to such information. The Board also noted that it received and considered information at other regular meetings throughout the year, regarding the nature, quality and

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extent of services provided by the subadviser. The Board considered information on the subadviser’s organizational structure, senior management, investment operations and other relevant information. The Board further noted that it received favorable compliance reports from the Fund’s CCO as to the subadviser. The Board noted that it had concluded that it was satisfied with the nature, quality and extent of the services provided by the subadviser to the Fund and determined that it was reasonable to conclude that there would be no diminution in the nature, quality and extent of services to be provided by the subadviser under the amended Subadvisory Agreement for the Fund.

Investment Performance

The Board noted that the current Investment Management Agreement and current Subadvisory Agreement for the Fund had been considered and renewed by the Board at the June 2016 Meetings as part of its annual consideration of the renewal of the Fund’s Investment Management Agreement and Subadvisory Agreement, and that it had considered the Fund’s historical investment performance at that time.

Fee Rates

The Board considered the proposed management fees under the revised Investment Management Agreement for the Fund of 0.50% of average daily net assets up to $2 billion and 0.485% of average daily net assets over $2 billion, which was a reduction from the current fee of 0.60% of average daily net assets up to $2 billion and 0.575% of average daily net assets over $2 billion. The Board also considered the proposed subadvisory fees under the revised Subadvisory Agreement for the Fund of 0.275% of average daily net assets up to $2 billion and 0.235% of average daily net assets over $2 billion, which was a reduction from the current fee of 0.325% of average daily net assets up to $1 billion and 0.285% of average daily net assets over $1 billion. The Board concluded that the revised management and subadvisory fees and total expenses were reasonable in light of the services to be provided.

Profitability

The Board was previously provided at the June 2016 Meetings with information on the profitability of PI in serving as the Fund’s investment manager. The Board discussed with the Manager the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board further noted that the subadviser is affiliated with PI and that its

Prudential Global Total Return Fund, Inc.

Approval of Advisory Agreements (continued)

profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information at the June 2016 Meetings concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the revised management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase, as evidenced by PI’s proposal to reduce the management and subadvisory fee rates for the Fund.

The Board noted that the revised subadvisory fee schedule for the Fund also includes breakpoints that reduce the fee rate on assets above specified levels.

Other Benefits to PI

The Board considered potential “fall-out” or ancillary benefits that might be received by PI and the subadviser as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the benefits derived by PI and the subadviser were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

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Conclusion

Based on the materials provided to the Directors and the presentations made by PI at the Board Meeting, the Board concluded that approving the amendments to the Investment Management Agreement for the Fund and the Subadvisory Agreement between the Manager and the subadviser was in the best interests of the Fund and its shareholders.

Prudential Global Total Return Fund, Inc.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Global Total Return Fund, Inc., Prudential Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.

SHARE CLASS	A	B	C	Q	Z
NASDAQ	GTRAX	PBTRX	PCTRX	PGTQX	PZTRX
CUSIP	74439A103	74439A202	74439A301	74439A509	74439A400

MF169E    0300069-00001-00

Item 2 – Code of Ethics – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2016 and October 31, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $66,339 and $60,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(c) Tax Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(d) All Other Fees

For the fiscal years ended October 31, 2016 and October 31, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎ Federal, state and local income tax compliance; and,
∎ Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended October 31, 2016 and October 31, 2015: none

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2016 and October 31, 2015 were $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Global Total Return Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 20, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 20, 2016